VANGUARD BOND FUNDS

VANGUARD SHORT-TERM TREASURY FUND
VANGUARD SHORT-TERM FEDERAL FUND
VANGUARD SHORT-TERM CORPORATE FUND
VANGUARD INTERMEDIATE-TERM TREASURY FUND
VANGUARD INTERMEDIATE-TERM CORPORATE FUND
VANGUARD GNMA FUND
VANGUARD LONG-TERM TREASURY FUND
VANGUARD LONG-TERM CORPORATE FUND
VANGUARD HIGH-YIELD CORPORATE FUND

[PHOTO]

SEMIANNUAL REPORT
JULY 31, 1999

[THE VANGUARD GROUP LOGO]

AT VANGUARD, WE BELIEVE THAT TRADITION MATTERS

Our 9,000 crew members embrace the traditional values on which our success is built, including integrity, hard work, thrift, teamwork, and fair dealing on behalf of our clients.

Our report cover pays homage to three anniversaries, each of great significance to The Vanguard Group:

- The 200th anniversary of the Battle of the Nile, which commenced on August 1, 1798. HMS Vanguard, the victorious British flagship at the Nile, is our namesake. And its motto-- "Leading the way"--serves as a guiding principle for our company.

- The 100th birthday, on July 23, 1998, of Walter L. Morgan, founder of Wellington Fund, the oldest member of what became The Vanguard Group. Mr. Morgan was friend and mentor to Vanguard founder John C. Bogle, and helped to shape the standards and business principles that Mr. Bogle laid down for Vanguard at its beginning nearly 25 years ago: a stress on balanced, diversified investments; insistence on fair dealing and candor with clients; and a focus on long-term investing. To our great regret, Mr. Morgan died on September 2, 1998.

- The 70th anniversary, on December 28, 1998, of the incorporation of Vanguard Wellington Fund. It is the nation's oldest balanced mutual fund, and one of only a handful of funds created in the 1920s that are still in operation.

Although Vanguard constantly tackles new challenges, adopts new technology, and develops new services, we treasure the traditions and values that set us apart in a crowded, competitive industry. And we salute our shareholders, whose support and trust we strive to earn each and every day.


                                   [GRAPHIC]

                                    CONTENTS

                                  A MESSAGE TO
                                OUR SHAREHOLDERS
                                        1

                                 THE MARKETS IN
                                   PERSPECTIVE
                                        5

                                  REPORTS FROM
                                  THE ADVISERS
                                        7

                              PERFORMANCE SUMMARIES
                                       11

                                  FUND PROFILES
                                       16

                              FINANCIAL STATEMENTS
                                       26

                         FOR AN UPDATE ON OUR YEAR 2000
                           PREPAREDNESS, SEE PAGE 47.

                        All comparative mutual fund data
                        are from Lipper or Morningstar,
                            unless otherwise noted.

FELLOW SHAREHOLDER,

[PHOTO]                     [PHOTO]
John J. Brennan             John C.  Bogle
Chairman & Ceo              Senior Chairman

Bond prices slid during the first half of Vanguard Bond Funds' fiscal year amid growing concerns that strong economic growth would touch off higher inflation. In this difficult environment for fixed-income investments, seven of our nine funds registered negative returns for the six months ended July 31, 1999. Our returns ranged from +0.6% for our Short-Term Corporate Fund to -8.0% for our Long-Term Treasury Fund.

       The table below presents the six-month total return (capital change plus reinvested dividends) for each fund compared with those of its average mutual fund competitor. Details on each fund, including per-share net asset values, income dividends, and any capital gains distributions, are presented in the table that follows this letter. The table also lists the annualized yields of each fund, which on July 31 ranged from 5.49% for our Short-Term Treasury Fund to 8.93% for our High-Yield Corporate Fund.

--------------------------------------------------------------------------------
                                                    TOTAL RETURNS
                                            SIX MONTHS ENDED JULY 31, 1999
                                            ------------------------------
                                             VANGUARD           PEER GROUP
FUND                                           FUND               AVERAGE
--------------------------------------------------------------------------------
Short-Term Treasury                             +0.1%                +0.2%
Short-Term Federal                              -0.1                 -0.2
Short-Term Corporate                            +0.6                 +0.1
--------------------------------------------------------------------------------
Intermediate-Term Treasury                      -4.3%                -2.8%
Intermediate-Term Corporate                     -3.5                 -2.5
GNMA                                            -1.8                 -1.7
--------------------------------------------------------------------------------
Long-Term Treasury                              -8.0%                -5.4%
Long-Term Corporate                             -7.3                 -3.5
--------------------------------------------------------------------------------
High-Yield Corporate                            -0.6%                +2.0%
--------------------------------------------------------------------------------

INSTITUTIONAL SHARES
--------------------------------------------------------------------------------
Short-Term Corporate                            +0.6%                +0.1%
--------------------------------------------------------------------------------

       We believe that any semiannual review of bond fund returns should also include a look at a full year's interest income. That's because semiannual returns for bond funds account for only half of the year's interest income, whereas price changes occur immediately in response to changes in interest rates. Over the long run, however, the price effects of fluctuating interest rates tend to be offsetting, so interest income accounts for virtually all of the total return on a bond fund. The table on page 2 presents each fund's return for the past twelve months, divided into its income and capital components. The impact of the rise in interest rates over the past twelve months--particularly on the Long-Term Corporate Fund and the Long-Term Treasury Fund--is clearly illustrated. As you know, bond prices and bond yields move in opposite directions. And prices of long-term bonds suffer most when interest rates rise, just as they benefit most from a decline in rates. For further information on capital and income returns for each fund, see the Performance Summaries beginning on page 11.

THE PERIOD IN REVIEW

The U.S. economy's impressive expansion, a strong showing in corporate profits, and a general improvement in business conditions around the world pushed stock prices higher during the six months ended July 31.

------------------------------------------------------------------------
                                     COMPONENTS OF TOTAL RETURN
                                  TWELVE MONTHS ENDED JULY 31, 1999
                                 ------------------------------------
                                 INCOME         CAPITAL         TOTAL
                                 RETURN         RETURN          RETURN
------------------------------------------------------------------------
SHORT-TERM FUNDS
  Treasury                        +5.2%           -0.9%         +4.3%
  Federal                         +5.6            -1.7          +3.9
  Corporate                       +6.1            -2.0          +4.1
------------------------------------------------------------------------
INTERMEDIATE-TERM FUNDS
  Treasury                        +5.7%           -3.4%         +2.3%
  Corporate                       +6.1            -4.8          +1.3
  GNMA                            +6.4            -4.4          +2.0
------------------------------------------------------------------------
LONG-TERM FUNDS
  Treasury                        +5.5%           -5.9%         -0.4%
  Corporate                       +5.9            -7.6          -1.7
------------------------------------------------------------------------
  High-Yield Corporate Fund       +8.0%           -6.8%         +1.2%
------------------------------------------------------------------------
  Short-Term Corporate-
  Institutional Shares            +6.2%           -2.0%         +4.2%
------------------------------------------------------------------------

       But as is often the case, good news about economic growth was bad news for the bond market. Throughout the period, bond investors grew increasingly concerned that factors such as low unemployment (which puts pressure on employers to raise wages) and a rebound in commodity prices (which can increase the prices of finished goods) would push up overall inflation. Bond investors are particularly attuned to hints of higher prices because inflation erodes the purchasing power of future interest and principal payments.

       Yields of fixed-income securities moved higher across the board during the half-year. Early in the period, the Federal Reserve Board sent several signals that it was prepared to act swiftly to head off higher inflation. Then on June 30, it hiked its target for short-term interest rates by 25 basis points (0.25 percentage point), an action that typically provokes rate increases for other maturities as well. The yield of the benchmark 30-year U.S. Treasury bond increased more than a full percentage point on balance during the half-year, beginning the period at 5.09% and ending it at 6.10%. The rise in the yield of the 10-year Treasury bond was even more significant. The 10-year bond ended the period at 5.90%--fully 125 basis points higher than its starting point. At the short end of the spectrum, the yield of the 3-month T-bill rose on balance from 4.45% to 4.75%. Late in the period, the spread between yields of higher-quality and lower-quality bonds widened considerably as investors demanded additional compensation for the higher risk of more speculative debt.

       The Lehman Aggregate Bond Index, an unmanaged measure of the entire U.S. bond market, provided a return of -2.5% for the six months.

       The U.S. stock market, meanwhile, advanced broadly. The Wilshire 5000 Total Market Index, which tracks the entire U.S. stock market, was up +4.4% during the half-year. Small-capitalization stocks, which returned +4.9% (as measured by the Russell 2000 Index), slightly outperformed large-caps, which gained +4.5% (as measured by the S&P 500 Index). The market's gain was not straight up, however. The Wilshire 5000 Index declined in three of the six months, including a -3.1% slide in July.

PERFORMANCE OVERVIEW

During the half-year ended July 31, not only were bond returns disappointing, but the returns of most of the Vanguard Bond Funds fell short of the returns of similar mutual funds. The highest return of our nine funds was recorded by the SHORT-TERM CORPORATE FUND, which returned +0.6%. And of our nine funds, only two--SHORT-TERM FEDERAL and SHORT-TERM CORPORATE--outpaced their average peers.

       The negative returns posted by each of our intermediate-term and long-term funds were deeper than the declines registered by their average peers. The -8.0% return of the LONG-TERM TREASURY FUND trailed by 2.6 percentage points the -5.4% return of the average long-term Treasury bond fund, and the -3.5% return of the INTERMEDIATE-TERM CORPORATE FUND was a full percentage point lower than that of its average competitor. The explanation for the shortfall is straightforward: The average maturities of our funds are generally longer than those of their average peers. For example, the average weighted maturity of our Long-Term Treasury Fund is 20.1 years, while the average maturity of its comparative group is just over 15 years. In addition, the 18.2-year maturity of our Long-Term Corporate Fund is more than 8 years longer than the average maturity of its comparative group. As noted earlier, longer maturities mean higher yields and a more durable income stream, but also an increased sensitivity to changes in interest rates.

       It's important to understand that this significant difference between our funds and their peers works both ways. When interest rates are declining--as they have been for the better part of the past decade--our funds have an advantage over their average peers. And for long-term investors who are not concerned with interim price fluctuations, a rise in rates can be good news. Overall, the yields of our funds as of July 31 were about a full percentage point higher than six months ago.

       Our GNMA FUND, which has an intermediate-term average maturity and invests in mortgage-backed securities, provided a return of -1.8%, just a hair off the -1.7% return of the average GNMA mutual fund. Mortgages fared better than bonds with similar maturities during the period because one of the chief risks of GNMA bonds--that the securities will be prepaid and replaced with lower-interest securities--declines as interest rates rise. For further information about the mortgage-backed bond market, see the Report From the Adviser on page 9.

       Finally, our HIGH-YIELD CORPORATE FUND returned -0.6% for the half-year, well behind the relatively strong +2.0% return of the average high-yield bond fund, which invests in riskier securities than those held by our fund. This quality difference is a disadvantage for our fund during periods when lower-quality issues outperform higher-quality debt.

       Our funds generally fell in line with their unmanaged index benchmarks. This accomplishment is notable because our funds incur expenses that the indexes do not. However, we recognize that beating or matching an index is small consolation in periods when our returns are negative or barely positive.

       We believe that our policy of maintaining longer maturities will pay off for shareholders because longer maturities normally provide higher yields, and higher yields are the key to higher long-term returns. What is more, our funds are aided in their quest to provide superior yields by their extremely low expenses. Our funds have annualized expense ratios (expenses as a percentage of average net assets) of 0.30% or lower, whereas the expense ratio of the average fixed-income fund is 1.05%, giving us a remarkable 75 basis points (0.75 percentage point) advantage, holding quality and maturity constant. To garner such an advantage in the bond fund field is, finally, the key to our performance successes.

IN SUMMARY

During times when interest rates are rising, investors who take a short-term view of the financial markets can find it difficult to justify a place for bonds in their investment programs. But those who are investing for the long haul understand that the benefits of low-cost bond funds--diversification and compounded interest income--can be substantial. That's why we remain steadfast in our belief that creating and maintaining a balanced investment program of stock funds, bond funds, and short-term reserves tailored to your goals, time horizon, and tolerance for risk is the surest route to long-term investment success.

       We look forward to reporting to you on the full fiscal year in our 2000 annual report six months hence.


/s/ JOHN C. BOGLE                               /s/ JOHN J. BRENNAN

John C. Bogle                                   John J. Brennan
Senior Chairman                                 Chairman and
                                                Chief Executive Officer

August 18, 1999

PORTFOLIO STATISTICS

---------------------------------------------------------------------------------------------------------------------------
                             NET ASSET VALUE
                                PER SHARE                  SIX MONTHS                   TWELVE MONTHS              SEC
                           ---------------------    ------------------------      ------------------------       30-DAY
                           JAN. 31,    JUL. 31,      INCOME         CAPITAL        INCOME         CAPITAL      ANNUALIZED
FUND                         1999        1999       DIVIDENDS        GAINS        DIVIDENDS        GAINS          YIELD
---------------------------------------------------------------------------------------------------------------------------
Short-Term Treasury         $10.37     $10.10        $0.259         $0.017         $0.528         $0.039           5.49%
Short-Term Federal           10.26       9.97         0.279           --            0.567           --             5.78
Short-Term Corporate         10.86      10.60         0.323           --            0.652           --             6.40
Short-Term Corporate-
   Institutional Shares      10.86      10.60         0.329           --            0.665           --             6.52
---------------------------------------------------------------------------------------------------------------------------
Intermediate-Term
   Treasury                 $11.16     $10.38        $0.309           --           $0.623           --             5.98%
Intermediate-Term
   Corporate                 10.07       9.37         0.304         $0.046          0.616         $0.113           7.08
GNMA                         10.47       9.95         0.332           --            0.670          0.010           6.59
---------------------------------------------------------------------------------------------------------------------------
Long-Term Treasury          $11.42     $10.09        $0.304         $0.120         $0.616         $0.120           6.12%
Long-Term Corporate           9.38       8.37         0.278          0.055          0.566          0.179           6.93
---------------------------------------------------------------------------------------------------------------------------
High-Yield Corporate        $ 7.90     $ 7.54        $0.314           --           $0.642         $0.025           8.93%
---------------------------------------------------------------------------------------------------------------------------

THE MARKETS IN PERSPECTIVE
SIX MONTHS ENDED JULY 31, 1999

[PHOTO]

An improving global economy was the backdrop for generally higher stock prices but lower bond prices during the six months ended July 31.

       A powerful expansion of the U.S. economy--which is by far the world's largest--attracted record levels of imported products, helping foreign economies to begin recovering from recessions. Confidence grew that global economic activity was likely to be solid, if unspectacular, throughout 1999, with further gains expected in 2000. This was a marked change in sentiment from autumn 1998, when many analysts feared that economic troubles in Asia, Latin America, and Russia would eventually weaken even the robust U.S. economy. The turnabout was due, in part, to actions by the Federal Reserve Board and other central banks to ease monetary policy to foster growth and restore confidence to financial markets.

       As economic engines revved up during 1999, market interest rates rose steadily. The Fed tapped the brakes on June 30, when it acted to boost short-term interest rates by 0.25 percentage point. The move clearly signaled that the Fed was more concerned about the danger of inflation than any risk of an economic slowdown.

U.S. STOCK MARKETS

Stock prices rose during the half-year, largely because investors' expectations for improved corporate earnings outweighed their concerns about rising interest rates. Companies reporting higher-than-expected earnings outnumbered those with lower-than-expected earnings, and analysts raised estimates for overall corporate profits in 1999 and 2000. The total market, as measured by the Wilshire 5000 Index, rose 4.4% during the six months ended July 31, while the S&P 500 Index, a yardstick for large-capitalization stocks, gained 4.5%.

----------------------------------------------------------------------------------
                                                         TOTAL RETURNS
                                                  PERIODS ENDED JULY 31, 1999
                                             -----------------------------------
                                             6 MONTHS      1 YEAR       5 YEARS*
----------------------------------------------------------------------------------
STOCKS
   S&P 500 Index                              4.5%          20.2%        26.2%
   Russell 2000 Index                         4.9            7.4         14.4
   Wilshire 5000 Index                        4.4           18.3         24.1
   MSCI EAFE Index                            7.5           10.0          8.9
----------------------------------------------------------------------------------
BONDS
   Lehman Aggregate Bond Index               -2.5%           2.5%         7.3%
   Lehman 10 Year Municipal Bond Index       -2.6            2.8          6.6
   Salomon Smith Barney 3-Month
      U.S. Treasury Bill Index                2.3            4.7          5.2
----------------------------------------------------------------------------------
OTHER
   Consumer Price Index                       1.5%           2.1%         2.4%
----------------------------------------------------------------------------------

*Annualized.

       Although stock returns seemed modest compared with the huge gains of recent years, they were in line with historical norms and were impressive in light of the rise in interest rates. Higher rates hurt stock prices because many investors use current interest rates to discount the value of a stock's projected earnings and dividends: the higher the rate used to discount them, the lower the present value of future earnings and dividends.

       Within the stock market, leadership changed during the period. Value stocks-- characterized by below-average share prices in relation to earnings, dividends, and book value--led the market's advance after having lagged growth stocks for most of the past five years. Value stocks within the S&P 500 gained 8.3% for the six months, while the index's growth stocks gained just 1.3%. Predominantly value-stock industries such as energy, materials & processing, and machinery were the big gainers during the half-year, buoyed by higher demand and prices for oil and a number of other commodities. The worst-performing sectors were health care (-7.6%) and consumer staples (-6.2%), both home to some high-profile growth stocks that had infatuated investors until recently.

       Small-cap stocks, as measured by the Russell 2000 Index, gained 4.9% for the half-year, marginally better than the return on large stocks. Even that small victory is noteworthy, given that the Russell 2000's cumulative return over the past three years (46.6%) lags that of the S&P 500 Index (118.1%) by more than 70 percentage points.

U.S. BOND MARKETS

The rapid economic expansion that boosted prospects for stock prices made bond investors wary. Although inflation was well-behaved--consumer prices rose 1.5% for the six months and 2.1% for the twelve months ended July 31--both investors and the Fed's policymakers were looking ahead, not behind. The concern is that the economy is becoming overheated; inflation-adjusted gross domestic product during the second quarter was up 5.4% from a year earlier. Too-rapid expansion might yet trigger significant increases in wages and overall prices, many fear. Indeed, thanks to high employment and rising wages, total U.S. wage and salary income in June 1999 was 6.5% higher than in June 1998. Unless productivity--the amount workers produce per hour--continues to rise at very rapid rates, such wage growth could cause companies to boost prices for products and services.

       U.S. Treasury bond yields rose by roughly 1 percentage point--a hefty boost for a six-month period. The yield of the 30-year Treasury bond rose 101 basis points, to 6.10% on July 31 from 5.09% on January 31. The yield of the 10-year Treasury--a benchmark especially for mortgage rates--rose 125 basis points, to 5.90% from 4.65%. Money market rates didn't rise as far: Yields on 3-month T-bills increased on balance by 30 basis points, to 4.75% on July 31. Bond prices, which move in the opposite direction from interest rates, fell. The benchmark for the overall taxable bond market, the Lehman Aggregate Bond Index, fell 2.5% on a total-return basis, as interest income of about 3.0% for the six months was more than offset by a 5.5% average decline in bond prices.

INTERNATIONAL STOCK MARKETS

Stock prices in Japan and many emerging markets rebounded sharply from steep losses in 1997 and 1998, as investors reckoned that these nations' economies were finally on the mend. In Europe, stock prices were modestly higher in local-currency terms but slightly negative for U.S. investors because of the U.S. dollar's gains against European currencies. (Returns from abroad are diminished when the dollar's value rises against other currencies, and augmented when the dollar falls in value.)

       Overall, the developed markets outside the United States gained 7.5% in U.S.-dollar terms, as measured by the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index. The Pacific region was up 27.8% in local-currency terms and 29.5% for U.S. investors, because the Japanese yen gained against the dollar. Europe, which accounts for the lion's share of EAFE's market capitalization, was up 3.7% in local currencies. But in U.S. dollars, the return from European stocks was -0.8% because of weakness in European currencies. The MSCI Select Emerging Markets Free Index shot up 30.9%, led by gains of more than 60% in Indonesia, Singapore, and Turkey.

REPORT FROM VANGUARD
FIXED INCOME GROUP

[PHOTO]

SHORT-TERM TREASURY, FEDERAL, AND CORPORATE FUNDS;
INTERMEDIATE-TERM TREASURY AND CORPORATE FUNDS; AND
LONG-TERM TREASURY FUND

During the six months ended July 31, 1999, returns from the bond market were generally negative. Interest rates rose by about 1 percentage point, causing price declines that on average more than offset the interest paid during the half-year. Short-term bonds roughly broke even, but returns for intermediate- and long-term bonds, whose prices are more sensitive to changing interest rates, ranged from about -3% to about -8%. The Vanguard Bond Funds produced returns that correspond with their average maturities.

       The forces behind the rise in interest rates during the half-year are essentially the reverse of those that roiled global financial markets in the latter part of 1998. At that time, the Federal Reserve Board lowered interest rates to jump-start the capital markets after they had "seized up" in response to Russia's default on its debts, hedge fund liquidations, and other crises. However, in autumn 1998, fearful that poorly functioning markets would cut off the flow of capital that sustains economic growth, the Fed engineered three interest rate reductions that encouraged shell-shocked investors to buy. By the start of our new fiscal year in February, it was becoming clear that the tonic of lower rates had worked, and that the yield premiums required to induce investors to assume credit, prepayment, and liquidity risks had contracted.

       For the bond market, the old phrase "be careful what you wish for" was about to prove its truthfulness. Propelled by wage and employment growth and rapidly accumulating wealth from stock investments, consumer spending surged and soon had the economy firing on all cylinders. The housing sector, a catalyst for consumption, was especially strong. In February, Federal Reserve Chairman Alan Greenspan testified that the reduced interest rates of 1998 might no longer be appropriate in an environment of restored confidence and strong economic expansion. With productivity growth running above 2% (a high rate by historical standards, although productivity is notoriously hard to measure with any precision), Chairman Greenspan had in recent years experimented with letting the economy find the upper limits of noninflationary growth. However, he recently indicated that he thought those limits might be at hand--that the shrinking supply of available workers now threatened to push up wages and prices. In his view, price stability is the key to sustained economic growth. The Fed therefore acted to preempt inflation by raising short-term interest rates 0.25 percentage point on June 30. The markets, implicitly forecasting future events, have factored in one or possibly two more rate hikes in the next three months or so.

       In May, risk premiums ceased to narrow for fixed-income securities other than Treasuries, and the spreads between yields on these securities and on Treasuries have since dramatically widened. In relation to Treasury yields, the yields of corporate, government agency, asset-backed, and mortgage-backed securities are now nearly as high as or, in some cases, higher than they were during the financial markets' gridlock in autumn 1998. Last year, spreads widened because of investors' fear of defaults on debts by emerging countries or overextended hedge funds. Today's wide spreads, by contrast, stem from a large bulge in supply. Many bond issuers have been trying to meet all their funding needs by the third quarter, in case Y2K concerns make markets less liquid later in the year. This is problematic, because investors had already bought plenty of these bonds some months back when they offered attractively wide yields relative to Treasuries in the wake of the 1998 crisis.

       While the current wide spreads are very attractive by historical standards, many investors have acquired all the non-Treasury bonds they care to hold and are concerned with maintaining some degree of liquidity themselves. Further aggravating this situation is the increasing reluctance of securities dealers to commit their capital to market-making activities. With dealers unwilling to hold large inventories of securities, newly issued bonds have to be priced cheap--offering high yields--to attract the marginal buyer.

       In the face of recent volatility and uncertainty, we have applied some consistent themes in managing the Vanguard Bond Funds. Anticipating rising rates, we have been shading the interest-rate sensitivity of most of the funds toward the lower end of our neutral duration policies. While the funds' average maturities remain true to their names, this slight shortening of maturities marginally cushions the negative impact of rising rates on share prices.

       We find today's wide credit-risk premiums for corporate bonds to be very attractive. It is our view that the economy will continue to grow at a healthy pace, which should bolster the creditworthiness of corporate bond issuers. Despite the recent volatility in yield spreads versus Treasuries, we are keeping our corporate bond funds fully invested in corporate issues. In the same vein, we are investing a portion of our Treasury funds' assets in U.S. government agency bonds (as permitted by the prospectus) to capture the added income offered by the wide spreads between their yields and those on Treasury bonds.

       The wide variety of risk/return combinations available from the Vanguard Bond Funds enables investors to match their own needs fairly closely. However, it is important to bear in mind that risk and return relationships change, and investors should periodically reevaluate their holdings. At present, for example, an investor willing to accept a bit more credit risk can get significantly higher income from high-quality corporate bonds than from Treasury bonds.

       What will not change about the Vanguard Bond Funds is our commitment to disciplined portfolio management at the lowest possible cost.


Ian A. MacKinnon, Managing Director
Robert F. Auwaerter, Principal
John W. Hollyer, Principal

August 12, 1999

INVESTMENT PHILOSOPHY

The funds reflect a belief that no one bond portfolio is right for all investors. The funds offer an array of portfolios with specific maturity and quality characteristics so investors can select the portfolio or combination of portfolios appropriate to their needs.

REPORT FROM WELLINGTON
MANAGEMENT COMPANY, LLP

GNMA FUND; LONG-TERM CORPORATE FUND; AND HIGH-YIELD CORPORATE FUND

In any given period, changes in the level and direction of interest rates are the most important determinants of absolute performance for the GNMA, Long-Term Corporate, and High-Yield Corporate Funds. However, changes in rates affect each fund differently.

       During the last six months, yields on intermediate-term Treasury securities rose about 125 basis points (1.25 percentage points), causing the prices of existing fixed-income securities to fall. The average rate on home mortgage loans rose past 8%, pushing up borrowing costs for homeowners, which will have some mild slowing effects on the economy. Interest rates were rising throughout the half-year, well before the Federal Reserve Board acted on June 30 to increase short-term rates. While risk premiums on corporate bonds are generally lower than they were last autumn during the crises in global markets stemming from Russia's defaults on its debt, they are still high by normal standards. The wider spreads between yields on corporate bonds and those on Treasuries exist even though corporate profits are strong and the domestic economy is healthy--conditions that ordinarily would keep risk premiums relatively narrow.

       Currently, the flow of new investment-grade corporate bonds is strong while the issuance of high-yield, or below-investment-grade, securities is modest. Mortgage-backed securities offer very enticing yields, given that the risk of refinancing and prepayments by homeowners is low because of the rise in rates. If rates do not drop sharply, prepayments of principal on mortgages won't be significant, and today's yield premium on GNMA issues will turn out to be overly generous. If rates stay relatively stable over the next six months, current yields on high-yield bonds and long-term corporate bonds offer reasonable value.

GNMA FUND

Your GNMA Fund's share price declined during the half-year because interest rates rose, but the decline was modest compared with those experienced by longer-term bond funds. The yields of GNMA securities rose further than those of comparable Treasury securities during the past six months. This was unusual. Typically, rising interest rates mean a slowdown in mortgage refinancing, which benefits the GNMA Fund and causes its yield to rise less rapidly than yields of comparable Treasuries. But this time there has been no such effect, even though refinancing rates have been falling. The upshot is that, although the recent period has been a trying one for shareholders, we believe the current yield of your GNMA Fund offers not only attractive current income but also the prospect of good total return should interest rates stabilize.

LONG-TERM CORPORATE FUND

The average maturity of the Long-Term Corporate Fund's investments is about 18 years, in keeping with its charter. The fund's average duration--slightly under nine years--is also long, making the share price extremely sensitive to changes in long-term interest rates. It's important for shareholders to understand this sensitivity. For example, if market interest rates move up or down by 100 basis points (1 percentage point), the fund's net asset value would be expected to fall or rise by 9%. Because rates rose by about 1 percentage point during the semiannual period, the fund's return was negative. The fund has excellent call protection, which means that most of our holdings cannot be redeemed by their issuers if rates decline. The fund's income stream therefore has some protection from falling interest rates.

       The major risk for this fund is the possibility of an extended rise in long-term interest rates, which would cause its share price to keep falling. More than half of our assets are invested (and are intended always to be so) in corporate bonds with an average maturity longer than 15 years.

       A second risk always present in this fund is that deterioration of the creditworthiness of corporate bond issuers could hurt the value of our holdings. To mitigate this risk, the fund is well diversified by issuer and industry. We have recently seen a healthy trend in which upgrades of credit ratings have been outpacing downgrades in the investment-grade market. More than 80% of the fund's assets are invested in issues rated A or better. The fund does not own below-investment-grade corporate bonds, emerging-market debt, or foreign bonds denominated in non-U.S. currencies. We generally purchase bonds of well-established, large companies with stable operating histories.

HIGH-YIELD CORPORATE FUND

The below-investment-grade bond market continues to act like a hybrid. Under some market conditions, high-yield bonds follow the direction of the stock market; at other times, they behave like the rest of the bond market. And sometimes they act like neither. For example, during the second quarter of 1999, downgrades of credit ratings outpaced upgrades in the high-yield market--the reverse of the trend among investment-grade bonds. Energy and health-care companies were most affected by the downgrades. This deterioration in ratings of speculative-grade bonds caused a widening in the yield spread versus Treasury securities, which hurt your fund's performance. During this period, the domestic economy and the stock market remained vibrant, which would have supported the high-yield market had rating downgrades been less numerous.

       With the Federal Reserve raising interest rates and, thus, implicitly restricting credit, the high-yield market probably will be kept slightly off balance. When credit is tighter, the marginal, or lower-rated, borrower must pay relatively steep yields to obtain credit. We have begun to see this phenomenon. Investors' tolerance for risk will decrease if economic growth begins to slow, as the Fed seems to prefer.

       We remain very selective with respect to credit quality. We are avoiding bonds of smaller, start-up companies and continuing to emphasize the higher-quality end of the below-investment-grade market.

       As always, we conduct in-depth research on a company-by-company basis and emphasize diversification. The fund's holdings remain focused on cash-paying issues rated B or better. We maintain a modest reserve of Treasury securities in case we need liquidity.

Paul D. Kaplan, Senior Vice President and Portfolio Manager
Earl E. McEvoy, Senior Vice President and Portfolio Manager

August 12, 1999

PERFORMANCE SUMMARIES

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the funds. Note, too, that both share price and return can fluctuate. An investor's shares, when redeemed, could be worth more or less than their original cost.

SHORT-TERM TREASURY FUND

TOTAL INVESTMENT RETURNS: OCTOBER 28, 1991-JULY 31, 1999
---------------------------------------------------------
               SHORT-TERM TREASURY FUND          LEHMAN*
FISCAL     CAPITAL     INCOME       TOTAL         TOTAL
YEAR       RETURN      RETURN      RETURN        RETURN
---------------------------------------------------------
1992         1.2%       1.4%         2.6%         3.0%
1993         3.3        5.4          8.7          9.0
1994         0.8        4.7          5.5          6.1
1995        -4.8        5.2          0.4         -0.1
1996         4.8        6.6         11.4         12.0
1997        -1.9        5.8          3.9          4.1
1998         1.1        6.0          7.1          7.9
1999         1.2        5.5          6.7          7.0
2000**      -2.4        2.5          0.1          0.3
---------------------------------------------------------

 *Lehman 1-5 Year Treasury Index.

**Six months ended July 31, 1999.

See Financial Highlights table on page 36 for dividend and capital gains information for the past five years.

SHORT-TERM FEDERAL FUND

TOTAL INVESTMENT RETURNS: DECEMBER 31, 1987-JULY 31, 1999
----------------------------------------------------------
                 SHORT-TERM FEDERAL FUND          LEHMAN*
FISCAL       CAPITAL     INCOME       TOTAL        TOTAL
YEAR         RETURN      RETURN      RETURN       RETURN
----------------------------------------------------------
1988         0.5%         0.5%         1.0%         1.9%
1989        -2.7          8.4          5.7          5.0
1990         1.1          9.0         10.1         10.5
1991         1.9          8.6         10.5         11.1
1992         3.1          7.5         10.6         11.3
1993         2.3          6.2          8.5          8.9
1994         1.1          5.1          6.2          6.1
1995        -5.6          5.4         -0.2         -0.1
1996         5.0          6.4         11.4         12.0
1997        -1.7          6.2          4.5          4.1
1998         0.8          6.3          7.1          7.9
1999         0.7          5.9          6.6          6.9
2000**      -2.8          2.7         -0.1          0.3
----------------------------------------------------------

 *Lehman 1-5 Year Government Index.

**Six months ended July 31, 1999.

See Financial Highlights table on page 37 for dividend and capital gains information for the past five years.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED JUNE 30, 1999*
---------------------------------------------------------------------------------------------------------------------------
                                                                                                      10 Years
                                                 INCEPTION                                -------------------------------
                                                   DATE        1 YEAR       5 YEARS       CAPITAL      INCOME      TOTAL
---------------------------------------------------------------------------------------------------------------------------
Short-Term Treasury Fund                        10/28/1991      4.54%        6.21%         0.40%**      5.58%**    5.98%**
Short-Term Federal Fund                         12/31/1987      4.39         6.26          0.40         6.47       6.87
---------------------------------------------------------------------------------------------------------------------------

 *SEC rules require that we provide this average annual total return information through the latest calendar quarter.

**Since inception.

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the funds. Note, too, that both share price and return can fluctuate. An investor's shares, when redeemed, could be worth more or less than their original cost.

SHORT-TERM CORPORATE FUND

TOTAL INVESTMENT RETURNS: OCTOBER 29, 1982-JULY 31, 1999
---------------------------------------------------------
                SHORT-TERM CORPORATE FUND        LEHMAN*
FISCAL       CAPITAL     INCOME       TOTAL      TOTAL
YEAR         RETURN      RETURN      RETURN     RETURN
---------------------------------------------------------
1983         0.5%        2.7%        3.2%         4.6%
1984        -1.1        10.6         9.5         10.9
1985         2.3        11.7        14.0         14.1
1986         3.7        10.5        14.2         14.6
1987         2.9         8.7        11.6         11.9
1988        -2.2         7.4         5.2          6.8
1989        -1.9         8.2         6.3          6.5
1990         1.1         9.1        10.2         10.7
1991         1.5         9.0        10.5          9.8
1992         3.6         8.1        11.7         13.4
1993         2.6         6.7         9.3          9.5
1994         0.4         5.7         6.1          7.9
1995        -4.9         5.5         0.6          0.3
1996         5.2         6.8        12.0         13.8
1997        -1.7         6.2         4.5          4.6
1998         1.1         6.4         7.5          8.0
1999        -0.1         6.3         6.2          7.1
2000**      -2.4         3.0         0.6          0.1
---------------------------------------------------------

 *Lehman 1-5 Year Investment Grade Index.

**Six months ended July 31, 1999.

See Financial Highlights table on page 37 for dividend information for the past five years.

SHORT-TERM CORPORATE FUND INSTITUTIONAL SHARES

TOTAL INVESTMENT RETURNS: SEPTEMBER 30, 1997-JULY 31, 1999
-----------------------------------------------------------
                 SHORT-TERM CORPORATE FUND
                   INSTITUTIONAL SHARES           LEHMAN*
FISCAL       CAPITAL     INCOME       TOTAL        TOTAL
YEAR         RETURN      RETURN      RETURN       RETURN
-----------------------------------------------------------
1998         0.6%         2.2%        2.8%         3.6%
1999        -0.1          6.4         6.3          7.1
2000**      -2.4          3.0         0.6          0.1
-----------------------------------------------------------

 *Lehman 1-5 Year Investment Grade Index.

**Six months ended July 31, 1999.

See Financial Highlights table on page 38 for dividend information since the fund's inception.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED JUNE 30, 1999*
---------------------------------------------------------------------------------------------------------------------------
                                                                                                      10 Years
                                                 INCEPTION                                -------------------------------
                                                   DATE        1 YEAR       5 YEARS       CAPITAL      INCOME       TOTAL
---------------------------------------------------------------------------------------------------------------------------
Short-Term Corporate Fund                       10/29/1982      4.54%         6.57%         0.47%       6.81%       7.28%
Short-Term Corporate Fund
  Institutional Shares                           9/30/1997      4.66            --         -0.80**      6.34**      5.54**
---------------------------------------------------------------------------------------------------------------------------

 *SEC rules require that we provide this average annual total return information through the latest calendar quarter.

**Since inception.

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the funds. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

INTERMEDIATE-TERM TREASURY FUND

TOTAL INVESTMENT RETURNS: OCTOBER 28, 1991-July 31, 1999
------------------------------------------------------------
            INTERMEDIATE-TERM TREASURY FUND        LEHMAN*
FISCAL      CAPITAL      INCOME       TOTAL         TOTAL
YEAR        RETURN       RETURN      RETURN        RETURN
------------------------------------------------------------
1992         1.9%         1.7%         3.6%         4.0%
1993         6.1          7.0         13.1         13.2
1994         4.1          6.0         10.1         10.6
1995        -9.6          5.7         -3.9         -4.5
1996        11.7          7.3         19.0         19.6
1997        -4.9          6.2          1.3          1.3
1998         4.1          6.7         10.8         11.7
1999         3.3          6.1          9.4         10.0
2000**      -7.0          2.7         -4.3         -4.3
------------------------------------------------------------

 *Lehman 5-10 Year Treasury Index.

**Six months ended July 31, 1999.

See Financial Highlights table on page 38 for dividend and capital gains information for the past five years.

INTERMEDIATE-TERM CORPORATE FUND

TOTAL INVESTMENT RETURNS: NOVEMBER 1, 1993-July 31, 1999
----------------------------------------------------------
            INTERMEDIATE-TERM CORPORATE FUND      LEHMAN*
FISCAL       CAPITAL     INCOME       TOTAL        TOTAL
YEAR         RETURN      RETURN      RETURN       RETURN
----------------------------------------------------------
1994         0.4%        1.3%         1.7%         2.4%
1995        -9.7         6.0         -3.7         -4.0
1996        12.1         7.8         19.9         21.1
1997        -4.2         6.5          2.3          2.7
1998         3.3         6.9         10.2         10.4
1999         1.2         6.5          7.7          8.4
2000**      -6.5         3.0         -3.5         -3.9
----------------------------------------------------------

 *Lehman 5-10 Year Investment Grade Index.

**Six months ended July 31, 1999.

See Financial Highlights table on page 39 for dividend and capital gains information for the past five years.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED JUNE 30, 1999*
---------------------------------------------------------------------------------------------------------------------------
                                                                                                  Since Inception
                                                 INCEPTION                                -------------------------------
                                                   DATE        1 YEAR       5 YEARS       CAPITAL      INCOME       TOTAL
---------------------------------------------------------------------------------------------------------------------------
Intermediate-Term Treasury Fund                 10/28/1991      3.01%        7.52%          1.17%       6.34%       7.51%
Intermediate-Term Corporate Fund                 11/1/1993      1.91         7.63          -0.70        6.57        5.87
---------------------------------------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the funds. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

GNMA FUND

TOTAL INVESTMENT RETURNS: JUNE 27, 1980-JULY 31, 1999
------------------------------------------------------------
                        GNMA FUND                  LEHMAN*
FISCAL       CAPITAL     INCOME       TOTAL         TOTAL
YEAR         RETURN      RETURN      RETURN        RETURN
------------------------------------------------------------
1981       -12.5%         6.2%        -6.3%        -8.8%
1982        -9.5         13.5          4.0          1.7
1983        16.3         15.8         32.1         39.6
1984        -0.1         12.3         12.2         12.0
1985         0.5         13.0         13.5         15.4
1986         7.2         12.4         19.6         22.6
1987         1.9         10.3         12.2         13.6
1988        -4.1          9.4          5.3          6.8
1989        -3.6          9.4          5.8          6.6
1990         2.1          9.9         12.0         12.9
1991         3.2          9.7         12.9         13.2
1992         4.1          8.9         13.0         12.9
1993         2.4          8.0         10.4         10.1
1994        -1.0          6.2          5.2          6.1
1995        -6.5          6.9          0.4         -0.3
1996         7.6          8.0         15.6         15.5
1997        -2.1          7.3          5.2          5.6
1998         2.5          7.4          9.9          9.8
1999         0.0          6.8          6.8          6.7
2000**      -5.0          3.2         -1.8         -0.8
------------------------------------------------------------

 *Lehman GNMA Index.

**Six months ended July 31, 1999.

See Financial Highlights table on page 39 for dividend and capital gains information for the past five years.

LONG-TERM TREASURY FUND

TOTAL INVESTMENT RETURNS: MAY 19, 1986-JULY 31, 1999
-----------------------------------------------------------
                 LONG-TERM TREASURY FUND          LEHMAN*
FISCAL       CAPITAL     INCOME       TOTAL        TOTAL
YEAR         RETURN      RETURN      RETURN       RETURN
-----------------------------------------------------------
1987         3.1%         5.5%         8.6%        11.9%
1988        -7.7          8.0          0.3          1.5
1989        -2.2          8.6          6.4          5.1
1990         2.7          8.6         11.3         12.3
1991         2.2          8.8         11.0         11.6
1992         4.1          8.3         12.4         13.4
1993         6.1          8.0         14.1         14.6
1994         8.9          7.2         16.1         16.7
1995       -13.0          6.3         -6.7         -7.5
1996        18.7          8.0         26.7         27.4
1997        -8.2          6.4         -1.8         -1.6
1998         9.7          7.1         16.8         18.3
1999         5.8          6.2         12.0         12.3
2000**     -10.6          2.6         -8.0         -7.9
-----------------------------------------------------------

 *Lehman Long Treasury Index.

**Six months ended July 31, 1999.

See Financial Highlights table on page 40 for dividend and capital gains information for the past five years.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED JUNE 30, 1999*
--------------------------------------------------------------------------------------------------------------------------
                                                                                                      10 Years
                                                 INCEPTION                                --------------------------------
                                                   DATE        1 YEAR       5 YEARS       CAPITAL      INCOME       TOTAL
--------------------------------------------------------------------------------------------------------------------------
GNMA Fund                                        6/27/1980      3.18%        7.90%          0.46%       7.67%       8.13%
Long-Term Treasury Fund                          5/19/1986     -0.36         9.33           1.56        7.25        8.81
--------------------------------------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the funds. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

LONG-TERM CORPORATE FUND

TOTAL INVESTMENT RETURNS: JANUARY 31, 1979-JULY 31, 1999
-----------------------------------------------------------
                LONG-TERM CORPORATE FUND           LEHMAN*
FISCAL       CAPITAL     INCOME       TOTAL         TOTAL
YEAR         RETURN      RETURN      RETURN        RETURN
-----------------------------------------------------------
1980       -13.8%          8.8%       -5.0%        -12.0%
1981        -3.5          11.7         8.2           3.0
1982        -4.7          13.2         8.5          -0.8
1983        13.3          15.0        28.3          43.4
1984        -2.0          12.3        10.3           9.9
1985         0.0          13.4        13.4          17.4
1986         7.4          12.9        20.3          25.1
1987         5.6          10.9        16.5          21.1
1988        -7.5           9.3         1.8           3.0
1989        -2.5           9.6         7.1           6.6
1990         1.1           9.6        10.7          11.2
1991         0.3           9.5         9.8          11.2
1992         7.6           9.5        17.1          15.5
1993         6.6           8.5        15.1          13.8
1994         6.5           7.3        13.8          12.6
1995       -11.9           6.8        -5.1          -5.3
1996        15.3           8.3        23.6          23.9
1997        -6.0           6.9         0.9           0.7
1998         7.9           7.6        15.5          15.3
1999         2.9           6.6         9.5          10.3
2000**     -10.2           2.9        -7.3          -7.9
-----------------------------------------------------------

 *Lehman Long Corporate AA or Better Bond Index.

**Six months ended July 31, 1999.

See Financial Highlights table on page 40 for dividend and capital gains information for the past five years.

HIGH-YIELD CORPORATE FUND

TOTAL INVESTMENT RETURNS: JANUARY 31, 1979-JULY 31, 1999
----------------------------------------------------------
                HIGH-YIELD CORPORATE FUND         LEHMAN*
FISCAL       CAPITAL     INCOME       TOTAL        TOTAL
YEAR         RETURN      RETURN      RETURN       RETURN
----------------------------------------------------------
1980        -10.4%      11.9%        1.5%        -8.7%
1981         -8.2       13.0         4.8          4.6
1982         -7.3       15.3         8.0          3.3
1983         13.7       18.6        32.3         39.7
1984          0.1       14.1        14.2         11.8
1985         -5.0       14.4         9.4         10.0
1986          3.8       14.6        18.4         22.6
1987          6.9       13.2        20.1         20.7
1988         -8.6       11.1         2.5          4.2
1989         -1.1       12.5        11.4         10.8
1990        -13.4       11.6        -1.8         -3.0
1991        -15.3       12.1        -3.2         -5.1
1992         17.4       13.9        31.3         47.3
1993          4.0       10.7        14.7         15.1
1994          7.7        9.8        17.5         16.3
1995        -11.1        8.6        -2.5         -1.8
1996          9.0       10.0        19.0         19.7
1997         -0.3        9.3         9.0         10.5
1998          3.8        9.3        13.1         13.7
1999         -3.0        8.3         5.3          1.6
2000**       -4.6        4.0        -0.6          1.1
----------------------------------------------------------

 *Lehman Mutual Fund BBB Rated or Better Bond Index through January 1984; Lehman High Yield Index thereafter.

**Six months ended July 31, 1999.

See Financial Highlights table on page 41 for dividend and capital gains information for the past five years.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED JUNE 30, 1999*
--------------------------------------------------------------------------------------------------------------------------
                                                                                                      10 Years
                                                 INCEPTION                                --------------------------------
                                                   DATE        1 YEAR       5 YEARS       CAPITAL      INCOME       TOTAL
--------------------------------------------------------------------------------------------------------------------------
Long-Term Corporate Fund                         7/9/1973      -1.47%        8.81%          1.33%       7.81%       9.14%
High-Yield Corporate Fund**                     12/27/1978      1.93         9.76          -0.82       10.15        9.33
--------------------------------------------------------------------------------------------------------------------------

 *SEC rules require that we provide this average annual total return information through the latest calendar quarter.

**Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than one year.

FUND PROFILE
SHORT-TERM TREASURY FUND

This Profile provides a snapshot of the fund's characteristics as of July 31, 1999, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 17.

FINANCIAL ATTRIBUTES
-----------------------------------------------------------
                                SHORT-TERM          LEHMAN
                                  TREASURY          INDEX*
-----------------------------------------------------------
Number of Issues                        42           5,381
Yield                                 5.5%            6.7%
Yield to Maturity                     5.9%            6.8%
Average Coupon                        5.9%            6.8%
Average Maturity                 3.2 years       9.0 years
Average Quality                   Treasury             Aaa
Average Duration                 2.2 years       5.0 years
Expense Ratio                      0.27%**              --
Cash Reserves                         2.3%              --

 *Lehman Aggregate Bond Index.

**Annualized.

VOLATILITY MEASURES
-----------------------------------------------------------
                                SHORT-TERM          LEHMAN
                                  TREASURY          INDEX*
-----------------------------------------------------------
R-Squared                             0.50            1.00
Beta                                  0.42            1.00

*Lehman Aggregate Bond Index.

DISTRIBUTION BY MATURITY (% OF PORTFOLIO)
--------------------------------------------------------
Under 1 Year                                       2.0%
1-3 Years                                         70.1
3-5 Years                                         20.1
Over 5 Years                                       7.8
--------------------------------------------------------
Total                                            100.0%

INVESTMENT FOCUS
---------------------------------------------------------
AVERAGE MATURITY                         SHORT
CREDIT QUALITY                           TREASURY/AGENCY

DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
-------------------------------------------------------
Treasury                                         86.1%
Agency                                           13.9
-------------------------------------------------------
Total                                           100.0%

AVERAGE COUPON. The average interest rate paid on the securities held by a fund. It is expressed as a percentage of face value.

AVERAGE DURATION. An estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the fund's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by 5%.

AVERAGE MATURITY. The average length of time until bonds held by a fund reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.

AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a fund's securities holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers and A-1 or MIG-1 indicating the most creditworthy issuers of money market securities. U.S. Treasury securities are considered to have the highest credit quality.

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate bond investment.

DISTRIBUTION BY COUPON. A breakdown of the securities in a fund according to coupon rate--the interest rate that an issuer promises to pay, expressed as an annual percentage of face value. Securities with unusually high coupon rates may be subject to call risk, the possibility that they will be redeemed (or "called") early by the issuer.

DISTRIBUTION BY CREDIT QUALITY. This breakdown of a fund's securities by credit rating can help in gauging the risk that returns could be affected by defaults or other credit problems.

DISTRIBUTION BY ISSUER. A breakdown of a fund's holdings by type of issuer or type of instrument.

DISTRIBUTION BY MATURITY. An indicator of interest-rate risk. In general, the higher the concentration of longer-maturity issues, the more a fund's share price will fluctuate in response to changes in interest rates.

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

INVESTMENT FOCUS. This grid indicates the focus of a fund in terms of two attributes: average maturity (short, medium, or long) and average credit quality (Treasury/agency, investment-grade corporate, or below investment-grade).

NUMBER OF ISSUES. An indicator of diversification. The more separate issues a fund holds, the less susceptible it is to a price decline stemming from the problems of a particular issue.

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a fund's returns bore no relationship to the market's returns, its R-squared would be 0.

YIELD. A snapshot of a fund's interest income. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.

YIELD TO MATURITY. The rate of return an investor would receive if the securities held by a fund were held to their maturity dates.

FUND PROFILE
SHORT-TERM FEDERAL FUND

This Profile provides a snapshot of the fund's characteristics as of July 31, 1999, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 17.

FINANCIAL ATTRIBUTES
------------------------------------------------------------
                                SHORT-TERM          LEHMAN
                                   FEDERAL          INDEX*
------------------------------------------------------------
Number of Issues                        62           5,381
Yield                                 5.8%            6.7%
Yield to Maturity                     6.3%            6.8%
Average Coupon                        5.8%            6.8%
Average Maturity                 3.4 years       9.0 years
Average Quality                     Agency             Aaa
Average Duration                 2.2 years       5.0 years
Expense Ratio                      0.27%**              --
Cash Reserves                         5.2%              --

 *Lehman Aggregate Bond Index.

**Annualized.

VOLATILITY MEASURES
------------------------------------------------------------
                                SHORT-TERM          LEHMAN
                                   FEDERAL          INDEX*
------------------------------------------------------------
R-Squared                             0.56            1.00
Beta                                  0.42            1.00

*Lehman Aggregate Bond Index.

DISTRIBUTION BY MATURITY (% OF PORTFOLIO)
--------------------------------------------------------
Under 1 Year                                      15.3%
1-3 Years                                         27.1
3-5 Years                                         46.5
Over 5 Years                                      11.1
--------------------------------------------------------
Total                                            100.0%

INVESTMENT FOCUS
-------------------------------------------------
AVERAGE MATURITY                 SHORT
CREDIT QUALITY                   TREASURY/AGENCY

DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
--------------------------------------------------------
Treasury                                          13.9%
Agency                                            86.1
--------------------------------------------------------
Total                                            100.0%

FUND PROFILE
SHORT-TERM CORPORATE FUND

This Profile provides a snapshot of the fund's characteristics as of July 31, 1999, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 17.

FINANCIAL ATTRIBUTES
-----------------------------------------------------------
                                SHORT-TERM          LEHMAN
                                 CORPORATE          INDEX*
-----------------------------------------------------------
Number of Issues                       339           5,381
Yield                                 6.4%            6.7%
Yield--Institutional Shares           6.5%            6.7%
Yield to Maturity                     6.8%            6.8%
Average Coupon                        6.7%            6.8%
Average Maturity                 2.7 years       9.0 years
Average Quality                         A1             Aaa
Average Duration                 2.3 years       5.0 years
Expense Ratio                      0.26%**              --
Expense Ratio--
  Institutional Shares             0.14%**              --
Cash Reserves                         1.8%              --

 *Lehman Aggregate Bond Index.

**Annualized.

VOLATILITY MEASURES
------------------------------------------------------------
                                SHORT-TERM          LEHMAN
                                 CORPORATE          INDEX*
------------------------------------------------------------
R-Squared                             0.59            1.00
Beta                                  0.43            1.00

*Lehman Aggregate Bond Index.

DISTRIBUTION BY MATURITY (% OF PORTFOLIO)
--------------------------------------------------------
Under 1 Year                                      18.2%
1-3 Years                                         43.2
3-5 Years                                         24.1
Over 5 Years                                      14.5
--------------------------------------------------------
Total                                            100.0%

INVESTMENT FOCUS
------------------------------------------------------------
AVERAGE MATURITY                 SHORT
CREDIT QUALITY                   INVESTMENT-GRADE CORPORATE

DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
---------------------------------------------------------
Treasury/Agency                                    1.1%
Aaa                                               21.9
Aa                                                13.2
A                                                 34.5
Baa                                               29.0
Ba                                                 0.0
B                                                  0.0
Not Rated                                          0.3
---------------------------------------------------------
Total                                            100.0%

DISTRIBUTION BY ISSUER (% OF PORTFOLIO)
---------------------------------------------------------
Asset-Backed                                      21.5%
Finance                                           39.4
Foreign                                           11.3
Industrial                                        14.6
Mortgage                                           0.8
Treasury/Agency                                    1.1
Utilities                                         10.9
Other                                              0.4
---------------------------------------------------------
Total                                            100.0%

FUND PROFILE
INTERMEDIATE-TERM TREASURY FUND

This Profile provides a snapshot of the fund's characteristics as of July 31, 1999, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 17.

FINANCIAL ATTRIBUTES
-----------------------------------------------------------
                         INTERMEDIATE-TERM          LEHMAN
                                  TREASURY          INDEX*
-----------------------------------------------------------
Number of Issues                        37           5,381
Yield                                 6.0%            6.7%
Yield to Maturity                     6.3%            6.8%
Average Coupon                        7.2%            6.8%
Average Maturity                 7.5 years       9.0 years
Average Quality                   Treasury             Aaa
Average Duration                 5.3 years       5.0 years
Expense Ratio                      0.27%**              --
Cash Reserves                         2.0%              --

 *Lehman Aggregate Bond Index.

**Annualized.

VOLATILITY MEASURES
-----------------------------------------------------------
                         INTERMEDIATE-TERM          LEHMAN
                                  TREASURY          INDEX*
-----------------------------------------------------------
R-Squared                             0.60            1.00
Beta                                  1.19            1.00

*Lehman Aggregate Bond Index.

DISTRIBUTION BY MATURITY (% OF PORTFOLIO)
---------------------------------------------------------
Under 1 Year                                       0.4%
1-5 Years                                          9.4
5-10 Years                                        86.8
10-20 Years                                        3.4
20-30 Years                                        0.0
Over 30 Years                                      0.0
---------------------------------------------------------
Total                                            100.0%

INVESTMENT FOCUS
---------------------------------------------------------
AVERAGE MATURITY                 MEDIUM
CREDIT QUALITY                   TREASURY/AGENCY

DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
---------------------------------------------------------
Treasury                                          86.0%
Agency                                            14.0
---------------------------------------------------------
Total                                            100.0%

FUND PROFILE
INTERMEDIATE-TERM CORPORATE FUND

This Profile provides a snapshot of the fund's characteristics as of July 31, 1999, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 17.

FINANCIAL ATTRIBUTES
------------------------------------------------------------
                         INTERMEDIATE-TERM          LEHMAN
                                 CORPORATE          INDEX*
------------------------------------------------------------
Number of Issues                       199           5,381
Yield                                 7.1%            6.7%
Yield to Maturity                     7.5%            6.8%
Average Coupon                        7.0%            6.8%
Average Maturity                 7.1 years       9.0 years
Average Quality                         A2             Aaa
Average Duration                 5.3 years       5.0 years
Expense Ratio                      0.26%**              --
Cash Reserves                         1.9%              --

 *Lehman Aggregate Bond Index.

**Annualized.

VOLATILITY MEASURES
------------------------------------------------------------
                         INTERMEDIATE-TERM          LEHMAN
                                 CORPORATE          INDEX*
------------------------------------------------------------
R-Squared                             0.64            1.00
Beta                                  1.11            1.00

*Lehman Aggregate Bond Index.

DISTRIBUTION BY MATURITY (% OF PORTFOLIO)
--------------------------------------------------------
Under 1 Year                                       1.1%
1-5 Years                                         22.1
5-10 Years                                        72.0
10-20 Years                                        4.8
20-30 Years                                        0.0
Over 30 Years                                      0.0
--------------------------------------------------------
Total                                            100.0%

INVESTMENT FOCUS
--------------------------------------------------------
AVERAGE MATURITY             MEDIUM
CREDIT QUALITY               INVESTMENT-GRADE CORPORATE

DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
--------------------------------------------------------
Treasury/Agency                                    3.4%
Aaa                                                8.4
Aa                                                 9.6
A                                                 49.0
Baa                                               29.6
Ba                                                 0.0
B                                                  0.0
Not Rated                                          0.0
--------------------------------------------------------
Total                                            100.0%

DISTRIBUTION BY ISSUER (% OF PORTFOLIO)
-------------------------------------------------------
Asset-Backed                                       7.0%
Finance                                           39.7
Foreign                                           16.2
Industrial                                        23.2
Mortgage                                           0.0
Treasury/Agency                                    3.4
Utilities                                         10.5
--------------------------------------------------------
Total                                            100.0%

FUND PROFILE
GNMA FUND

This Profile provides a snapshot of the fund's characteristics as of July 31, 1999, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 17.

FINANCIAL ATTRIBUTES
-----------------------------------------------------------
                                                    LEHMAN
                                      GNMA          INDEX*
-----------------------------------------------------------
Number of Issues                        26           5,381
Yield                                 6.6%            6.7%
Yield to Maturity                     7.4%            6.8%
Average Coupon                        6.9%            6.8%
Average Maturity                 8.2 years       9.0 years
Average Quality                   Treasury             Aaa
Average Duration                 5.0 years       5.0 years
Expense Ratio                      0.28%**              --
Cash Reserves                         1.7%              --

 *Lehman Aggregate Bond Index.

**Annualized.

VOLATILITY MEASURES
-----------------------------------------------------------
                                                    LEHMAN
                                      GNMA          INDEX*
-----------------------------------------------------------
R-Squared                             0.68           1.00
Beta                                  0.74           1.00

*Lehman Aggregate Bond Index.

INVESTMENT FOCUS
----------------------------------------------
AVERAGE MATURITY             MEDIUM
CREDIT QUALITY               TREASURY/AGENCY

DISTRIBUTION BY COUPON (% OF PORTFOLIO)
--------------------------------------------------------
Under 6%                                           0.6%
6%-7%                                             41.6
7%-8%                                             48.0
8%-9%                                              7.6
9%-10%                                             2.1
10% and Over                                       0.1
--------------------------------------------------------
Total                                            100.0%

FUND PROFILE
LONG-TERM TREASURY FUND

This Profile provides a snapshot of the fund's characteristics as of July 31, 1999, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 17.

FINANCIAL ATTRIBUTES
--------------------------------------------------------------
                                 LONG-TERM          LEHMAN
                                  TREASURY          INDEX*
--------------------------------------------------------------
Number of Issues                        20           5,381
Yield                                 6.1%            6.7%
Yield to Maturity                     6.4%            6.8%
Average Coupon                        7.4%            6.8%
Average Maturity                20.1 years       9.0 years
Average Quality                   Treasury             Aaa
Average Duration                 9.9 years       5.0 years
Expense Ratio                      0.28%**              --
Cash Reserves                         3.4%              --

 *Lehman Aggregate Bond Index.

**Annualized.

VOLATILITY MEASURES
--------------------------------------------------------------
                                 LONG-TERM          LEHMAN
                                  TREASURY          INDEX*
--------------------------------------------------------------
R-Squared                             0.68           1.00
Beta                                  2.02           1.00

*Lehman Aggregate Bond Index.

DISTRIBUTION BY MATURITY (% OF PORTFOLIO)
--------------------------------------------------------
Under 1 Year                                       1.0%
1-5 Years                                          0.0
5-10 Years                                        13.0
10-20 Years                                       34.7
20-30 Years                                       51.3
Over 30 Years                                      0.0
--------------------------------------------------------
Total                                            100.0%

INVESTMENT FOCUS
--------------------------------------------------------
AVERAGE MATURITY             LONG
CREDIT QUALITY               TREASURY/AGENCY

DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
--------------------------------------------------------
Treasury                                          88.0%
Agency                                            12.0
--------------------------------------------------------
Total                                            100.0%

FUND PROFILE
LONG-TERM CORPORATE FUND

This Profile provides a snapshot of the fund's characteristics as of July 31, 1999, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 17.

FINANCIAL ATTRIBUTES
------------------------------------------------------------
                                 LONG-TERM          LEHMAN
                                 CORPORATE          INDEX*
------------------------------------------------------------
Number of Issues                       148           5,381
Yield                                 6.9%            6.7%
Yield to Maturity                     7.2%            6.8%
Average Coupon                        7.0%            6.8%
Average Maturity                18.2 years       9.0 years
Average Quality                        Aa3             Aaa
Average Duration                 8.6 years       5.0 years
Expense Ratio                      0.30%**              --
Cash Reserves                         7.1%              --

 *Lehman Aggregate Bond Index.

**Annualized.

VOLATILITY MEASURES
------------------------------------------------------------
                                 LONG-TERM          LEHMAN
                                 CORPORATE          INDEX*
------------------------------------------------------------
R-Squared                             0.68           1.00
Beta                                  1.80           1.00

*Lehman Aggregate Bond Index.

DISTRIBUTION BY MATURITY (% OF PORTFOLIO)
---------------------------------------------------------
Under 1 Year                                       0.0%
1-5 Years                                          2.4
5-10 Years                                        23.0
10-20 Years                                       21.9
20-30 Years                                       50.7
Over 30 Years                                      2.0
---------------------------------------------------------
Total                                            100.0%

INVESTMENT FOCUS
--------------------------------------------------------
AVERAGE MATURITY             MEDIUM
CREDIT QUALITY               INVESTMENT-GRADE CORPORATE

DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
--------------------------------------------------------
Treasury/Agency                                    5.3%
Aaa                                               13.6
Aa                                                20.3
A                                                 44.7
Baa                                               16.1
Ba                                                 0.0
B                                                  0.0
Not Rated                                          0.0
--------------------------------------------------------
Total                                            100.0%

DISTRIBUTION BY ISSUER (% OF PORTFOLIO)
--------------------------------------------------------
Asset-Backed                                       0.0%
Finance                                           23.2
Foreign                                            1.4
Industrial                                        48.3
Mortgage                                           9.9
Treasury/Agency                                    5.3
Utilities                                         11.9
--------------------------------------------------------
Total                                            100.0%

FUND PROFILE
HIGH-YIELD CORPORATE FUND

This Profile provides a snapshot of the fund's characteristics as of July 31, 1999, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 17.

FINANCIAL ATTRIBUTES
------------------------------------------------------------
                                HIGH-YIELD          LEHMAN
                                 CORPORATE          INDEX*
------------------------------------------------------------
Number of Issues                       239           5,381
Yield                                 8.9%            6.7%
Yield to Maturity                     9.2%            6.8%
Average Coupon                        8.7%            6.8%
Average Maturity                 7.4 years       9.0 years
Average Quality                        Ba2             Aaa
Average Duration                 4.9 years       5.0 years
Expense Ratio                      0.29%**              --
Cash Reserves                         2.9%              --

 *Lehman Aggregate Bond Index.

**Annualized.

VOLATILITY MEASURES
------------------------------------------------------------
                                HIGH-YIELD          LEHMAN
                                 CORPORATE          INDEX*
------------------------------------------------------------
R-Squared                             0.19            1.00
Beta                                  0.69            1.00

*Lehman Aggregate Bond Index.

DISTRIBUTION BY MATURITY (% OF PORTFOLIO)
---------------------------------------------------------
Under 1 Year                                       3.7%
1-5 Years                                         10.1
5-10 Years                                        79.2
10-20 Years                                        6.7
20-30 Years                                        0.3
Over 30 Years                                      0.0
---------------------------------------------------------
Total                                            100.0%

INVESTMENT FOCUS
--------------------------------------------------------
AVERAGE MATURITY             MEDIUM
CREDIT QUALITY               INVESTMENT-GRADE CORPORATE


DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
--------------------------------------------------------
Treasury/Agency                                    5.5%
Aaa                                                0.0
Aa                                                 0.0
A                                                  0.0
Baa                                                6.5
Ba                                                40.7
B                                                 46.7
Caa                                                0.6
Not Rated                                          0.0
--------------------------------------------------------
Total                                            100.0%

DISTRIBUTION BY ISSUER (% OF PORTFOLIO)
--------------------------------------------------------
Asset-Backed                                       0.0%
Finance                                            3.4
Foreign                                            0.0
Industrial                                        83.1
Mortgage                                           0.0
Treasury/Agency                                    5.5
Utilities                                          8.0
--------------------------------------------------------
Total                                            100.0%

FINANCIAL STATEMENTS
JULY 31, 1999 (UNAUDITED)

[PHOTO]

The Statements of Net Assets, integral parts of the Financial Statements for each of the Vanguard Bond Funds, are included as an insert to this report (except for the GNMA Fund, whose Statement of Net Assets is provided below).

STATEMENT OF NET ASSETS

This Statement provides a detailed list of each fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by bond type (U.S. government and agency issues, corporate bonds, foreign bonds, etc.); corporate bonds are further classified by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

       At the end of the Statement of Net Assets of each fund, you will find a table displaying the composition of the fund's net assets. Undistributed Net Investment Income is usually zero because the fund distributes its net income to shareholders as a dividend each day. Any realized gains must be distributed annually, so the bulk of net assets consists of Paid in Capital (money invested by shareholders). The balance shown for Accumulated Net Realized Gains usually approximates the amount available to distribute to shareholders as capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                             FACE        MARKET
                                                                                MATURITY                   AMOUNT        VALUE*
GNMA FUND                                                         COUPON            DATE                    (000)         (000)
---------------------------------------------------------------------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION OBLIGATIONS (98.3%)
---------------------------------------------------------------------------------------------------------------------------------
Government National Mortgage Assn.                                5.50%    3/15/2013-2/15/2014 (1)    $    73,277   $    68,608
Government National Mortgage Assn.                                6.00%   10/15/2023-4/15/2029 (1)      1,602,498     1,479,598
Government National Mortgage Assn.                                6.50%    7/15/2008-6/15/2029 (1)      3,759,071     3,575,613
Government National Mortgage Assn.                                7.00%    4/15/2007-7/15/2029 (1)      3,946,160     3,854,596
Government National Mortgage Assn.                                7.25%   12/15/2026-2/15/2027 (1)          3,365         3,326
Government National Mortgage Assn.                                7.50%    12/15/2001-8/1/2029 (1)      1,966,137     1,969,855
Government National Mortgage Assn.                                7.75%              2/15/2027 (1)          8,302         8,395
Government National Mortgage Assn.                                8.00%    5/15/2001-9/15/2028 (1)        691,396       710,547
Government National Mortgage Assn.                                8.25%    8/15/2004-7/15/2008 (1)          3,213         3,332
Government National Mortgage Assn.                                8.50%   1/20/2005-12/15/2024 (1)        205,158       214,868
Government National Mortgage Assn.                                9.00%    9/15/2001-2/15/2023 (1)        163,769       174,277
Government National Mortgage Assn.                                9.25%    5/15/2016-6/15/2018 (1)          1,249         1,337
Government National Mortgage Assn.                                9.50%  12/15/2000-12/15/2022 (1)         78,522        84,659
Government National Mortgage Assn.                               10.00%    7/20/2014-8/20/2018 (1)          1,597         1,748
Government National Mortgage Assn.                               11.00%    7/15/2010-2/20/2016 (1)            496           555
Government National Mortgage Assn.                               11.25%    7/15/2013-2/20/2016 (1)            434           485
Government National Mortgage Assn.                               11.50%   1/15/2013-11/20/2015 (1)            555           629
Government National Mortgage Assn.                               12.00%   10/15/2010-1/20/2016 (1)            992         1,143
Government National Mortgage Assn.                               12.50%   12/20/2013-7/20/2015 (1)            570           662
Government National Mortgage Assn.                               12.75%             12/15/2014 (1)             28            32
Government National Mortgage Assn.                               13.00%    1/15/2011-1/20/2015 (1)            433           506
Government National Mortgage Assn.                               13.25%   8/15/2014-10/15/2014 (1)            125           147
Government National Mortgage Assn.                               13.50%   5/15/2010-12/15/2014 (1)            129           151

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                             FACE        MARKET
                                                                                MATURITY                   AMOUNT        VALUE*
                                                                  COUPON            DATE                    (000)         (000)
---------------------------------------------------------------------------------------------------------------------------------
Government National Mortgage Assn.                               13.75%              9/20/2014 (1)          $   4         $   4
Government National Mortgage Assn.                               14.00%    6/15/2011-9/15/2012 (1)            130           153
Government National Mortgage Assn.                               15.00%    9/15/2011-5/15/2012 (1)             88           103
---------------------------------------------------------------------------------------------------------------------------------
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION OBLIGATIONS
   (COST $12,475,473)                                                                                                12,155,329
---------------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (1.8%)
---------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government Obligations in a
   Pooled Cash Account
   (COST $215,566)                                                5.07%               8/2/1999            215,566       215,566
---------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.1%)
   (COST $12,691,039)                                                                                                12,370,895
---------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.1%)
---------------------------------------------------------------------------------------------------------------------------------
Other Assets--Note C                                                                                                     84,515
Liabilities                                                                                                             (91,246)
                                                                                                                        ---------
                                                                                                                         (6,731)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
---------------------------------------------------------------------------------------------------------------------------------
Applicable to 1,243,153,020 outstanding $.001 par value shares
   of beneficial interest (unlimited authorization)                                                                 $12,364,164
=================================================================================================================================

NET ASSET VALUE PER SHARE                                                                                                 $9.95
=================================================================================================================================

*See Note A in Notes to Financial Statements.

(1) The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.

---------------------------------------------------------------------------------------------------------------------------------
AT JULY 31, 1999, NET ASSETS CONSISTED OF:
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                             AMOUNT          PER
                                                                                                              (000)        SHARE
---------------------------------------------------------------------------------------------------------------------------------
 Paid in Capital                                                                                        $12,685,927       $10.21
 Undistributed Net Investment Income                                                                             --           --
 Accumulated Net Realized Losses                                                                             (1,619)          --
 Unrealized Depreciation--Note H                                                                           (320,144)        (.26)
---------------------------------------------------------------------------------------------------------------------------------
 NET ASSETS                                                                                             $12,364,164        $9.95
=================================================================================================================================

STATEMENT OF OPERATIONS

This Statement shows interest earned by each fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If a fund invested in futures contracts during the period, the results of these investments are shown separately.

-------------------------------------------------------------------------------------------------------------------------
                                                 SHORT-TERM           SHORT-TERM          SHORT-TERM    INTERMEDIATE-TERM
                                                   TREASURY              FEDERAL           CORPORATE             TREASURY
                                                       FUND                 FUND                FUND                 FUND
                                                -------------------------------------------------------------------------
                                                                        SIX MONTHS ENDED JULY 31, 1999
                                                -------------------------------------------------------------------------
                                                      (000)                (000)               (000)                (000)
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
    Interest                                     $  32,265            $  48,180          $  192,129           $   55,507
    Security Lending                                    86                   48                  24                    6
                                                -------------------------------------------------------------------------
        Total Income                                32,351               48,228             192,153               55,513
                                                -------------------------------------------------------------------------
EXPENSES
    Investment Advisory Fees--Note B                    74                  102                 371                  114
    The Vanguard Group--Note C
        Management and Administrative                  611                  901               2,321                  947
        Shareholder Account Maintenance(1)             805                1,037               4,230                1,189
        Marketing and Distribution(1)                  107                  151                 604                  181
    Custodian Fees                                       8                   16                  75                    6
    Auditing Fees                                        4                    4                   5                    4
    Shareholders' Reports(1)                            13                   18                  44                   17
    Trustees' Fees and Expenses                          1                    1                   4                    1
                                                -------------------------------------------------------------------------
        Total Expenses                               1,623                2,230               7,654                2,459
        Expenses Paid Indirectly--Note D                --                   --                 (40)                  --
                                                -------------------------------------------------------------------------
        Net Expenses                                 1,623                2,230               7,614                2,459
-------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                               30,728               45,998             184,539               53,054
-------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
    Investment Securities Sold                      (4,031)              (1,171)                182              (13,227)
    Futures Contracts                                   --                   --               2,079                 (191)
-------------------------------------------------------------------------------------------------------------------------
 REALIZED NET GAIN (LOSS)                           (4,031)              (1,171)              2,261              (13,418)
-------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
    (DEPRECIATION)
    Investment Securities                          (26,293)             (46,688)           (149,808)           (119,051)
    Futures Contracts                                   --                   --                 110                 (21)
-------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
    (DEPRECIATION)                                 (26,293)             (46,688)           (149,698)           (119,072)
-------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                    $     404            $  (1,861)         $   37,102           $ (79,436)
=========================================================================================================================

(1) Expenses of the Short-Term Corporate Fund by class of shares are:


-------------------------------------------------------------------------------------------------------------------------
                                                                                             (000)
                                                                           ----------------------------------------------
                                                                           INVESTOR      INSTITUTIONAL
                                                                             SHARES             SHARES             TOTAL
-------------------------------------------------------------------------------------------------------------------------
Class-Specific Expenses:
    Shareholder Account Maintenance                                          $4,135              $  95            $4,230
    Marketing and Distribution                                                  604                 --               604
    Shareholders' Reports                                                        37                  7                44
                                                                           ---------------------------------------------
Total Class-Specific Expenses                                                 4,776                102             4,878
All Other Fund Expenses                                                       2,570                206             2,776

-------------------------------------------------------------------------------------------------------------------------
Total Expenses                                                               $7,346              $ 308            $7,654
=========================================================================================================================

See Note E in Notes to Financial Statements.

--------------------------------------------------------------------------------------------------------------------------
                                               INTERMEDIATE-TERM                             LONG-TERM          LONG-TERM
                                                       CORPORATE               GNMA           TREASURY          CORPORATE
                                                            FUND               FUND               FUND               FUND
--------------------------------------------------------------------------------------------------------------------------
                                                                            SIX MONTHS ENDED JULY 31, 1999
--------------------------------------------------------------------------------------------------------------------------
                                                           (000)              (000)              (000)              (000)
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
    Interest                                           $ 43,144          $ 406,645          $  41,589          $ 134,062
    Security Lending                                        134                 --                 60                 37
                                               ---------------------------------------------------------------------------
        Total Income                                     43,278            406,645             41,649            134,099
                                               ---------------------------------------------------------------------------
EXPENSES
    Investment Advisory Fees--Note B                         78                697                 86                527
    The Vanguard Group--Note C
        Management and Administrative                     1,037              7,745                640              2,468
        Shareholder Account Maintenance                     485              6,473                988              2,664
        Marketing and Distribution                          115                977                136                304
    Custodian Fees                                           11                551                 14                 28
    Auditing Fees                                             3                  7                  4                  5
    Shareholders' Reports                                     6                107                 14                 52
    Trustees' Fees and Expenses                               1                  8                  1                  3
                                               ---------------------------------------------------------------------------
        Total Expenses                                    1,736             16,565              1,883              6,051
        Expenses Paid Indirectly--Note D                     (2)              (132)                --                 (3)
                                               ---------------------------------------------------------------------------
        Net Expenses                                      1,734             16,433              1,883              6,048
--------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                    41,544            390,212             39,766            128,051
--------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
    Investment Securities Sold                           (8,517)            (1,816)              (126)            (1,154)
    Futures Contracts                                        11                 --                 --                 --
--------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                 (8,506)            (1,816)              (126)            (1,154)
--------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
    (DEPRECIATION)
    Investment Securities                               (80,592)          (617,362)          (155,896)          (437,169)
    Futures Contracts                                        --                 --                 --                 --
--------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
    (DEPRECIATION)                                      (80,592)          (617,362)          (155,896)          (437,169)
--------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                          $(47,554)         $(228,966)         $(116,256)         $(310,272)
==========================================================================================================================

--------------------------------------------------------------------------------------------------------------------------
                                                                                               HIGH-YIELD CORPORATE FUND
                                                                                          SIX MONTHS ENDED JULY 31, 1999
                                                                                                                   (000)
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
    Interest                                                                                                   $ 241,394
    Security Lending                                                                                                 247
                                                                                                               -----------
        Total Income                                                                                             241,641
                                                                                                               -----------
EXPENSES
    Investment Advisory Fees--Note B                                                                                 999
    The Vanguard Group--Note C
        Management and Administrative                                                                              4,075
        Shareholder Account Maintenance                                                                            2,745
        Marketing and Distribution                                                                                   441
    Custodian Fees                                                                                                    18
    Auditing Fees                                                                                                      5
    Shareholders' Reports                                                                                             43
    Trustees' Fees and Expenses                                                                                        4
                                                                                                               -----------
        Total Expenses                                                                                             8,330
        Expenses Paid Indirectly--Note D                                                                             (21)
                                                                                                               -----------
        Net Expenses                                                                                               8,309
--------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                                            233,332
--------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
    Investment Securities Sold                                                                                   (19,139)
    Futures Contracts                                                                                                 --
--------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                                                                         (19,139)
--------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
    Investment Securities                                                                                       (251,487)
    Futures Contracts                                                                                                 --
--------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                                                                (251,487)
--------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                               $  (37,294)
==========================================================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how each fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. Because the fund distributes its income to shareholders each day, the amounts of Distributions--Net Investment Income generally equal the net income earned as shown under the Operations section. The amounts of Distributions--Realized Capital Gain may not match the capital gains shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement. Distributions, Capital Share Transactions, and Shares Issued and Redeemed are shown separately for each class of shares.

--------------------------------------------------------------------------------------------------------------------------------
                                                                        SHORT-TERM                            SHORT-TERM
                                                                       TREASURY FUND                         FEDERAL FUND
                                                        -----------------------------------     --------------------------------
                                                             SIX MONTHS              YEAR          SIX MONTHS              YEAR
                                                                  ENDED             ENDED               ENDED             ENDED
                                                          JUL. 31, 1999     JAN. 31, 1999       JUL. 31, 1999     JAN. 31, 1999
                                                                  (000)             (000)               (000)             (000)
--------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
    Net Investment Income                                    $   30,728        $   56,928          $   45,998        $   87,409
    Realized Net Gain (Loss)                                     (4,031)            8,818              (1,171)            5,876
    Change in Unrealized Appreciation (Depreciation)            (26,293)            3,074             (46,688)            5,094
                                                        ------------------------------------------------------------------------
        Net Increase (Decrease) in Net Assets
            Resulting from Operations                               404            68,820              (1,861)           98,379
                                                        ------------------------------------------------------------------------

DISTRIBUTIONS

    Net Investment Income                                       (30,728)          (56,928)            (45,998)          (87,409)
    Realized Capital Gain                                        (2,005)           (2,497)                 --                --
                                                        ------------------------------------------------------------------------
        Total Distributions                                     (32,733)          (59,425)            (45,998)          (87,409)
                                                        ------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
    Issued                                                      263,855           500,362             287,868           521,686
    Issued in Lieu of Cash Distributions                         28,961            52,411              39,589            75,064
    Redeemed                                                   (239,061)         (373,916)           (256,114)         (423,745)
                                                        ------------------------------------------------------------------------
        Net Increase from Capital Share Transactions             53,755           178,857              71,343           173,005
--------------------------------------------------------------------------------------------------------------------------------
    Total Increase (Decrease)                                    21,426           188,252              23,484           183,975
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Period                                       1,197,495         1,009,243           1,644,411         1,460,436
                                                        ------------------------------------------------------------------------
    End of Period                                            $1,218,921        $1,197,495          $1,667,895        $1,644,411
================================================================================================================================

(1)Shares Issued (Redeemed)
    Issued                                                       25,835            48,432              28,455            51,089
    Issued in Lieu of Cash Distributions                          2,842             5,078               3,926             7,351
    Redeemed                                                    (23,427)          (36,272)            (25,359)          (41,519)
                                                        ------------------------------------------------------------------------
        Net Increase in Shares Outstanding                        5,250            17,238               7,022            16,921
================================================================================================================================

-------------------------------------------------------------------------------------------------------------------------
                                                                                                      SHORT-TERM
                                                                                                    CORPORATE FUND
                                                                                     ------------------------------------
                                                                                            SIX MONTHS              YEAR
                                                                                                 ENDED             ENDED
                                                                                         JUL. 31, 1999     JAN. 31, 1999
                                                                                                 (000)             (000)
-------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
    Net Investment Income                                                                   $  184,539       $   331,873
    Realized Net Gain (Loss)                                                                     2,261             9,363
    Change in Unrealized Appreciation (Depreciation)                                          (149,698)          (10,705)
                                                                                     ------------------------------------
        Net Increase (Decrease) in Net Assets Resulting from Operations                         37,102           330,531
                                                                                     ------------------------------------
DISTRIBUTIONS
    Net Investment Income
        Investor Shares                                                                       (170,566)         (311,139)
        Institutional Shares                                                                   (13,973)          (20,734)
    Realized Capital Gain
        Investor Shares                                                                             --                --
        Institutional Shares                                                                        --                --
                                                                                     ------------------------------------
        Total Distributions                                                                   (184,539)         (331,873)
                                                                                     ------------------------------------
CAPITAL SHARE TRANSACTIONS--INVESTOR SHARES(1)
    Issued                                                                                   1,305,056         2,238,424
    Issued in Lieu of Cash Distributions                                                       146,103           269,772
    Redeemed                                                                                  (988,868)       (1,686,245)
                                                                                     ------------------------------------
        Net Increase--Investor Shares                                                          462,291           821,951
                                                                                     ------------------------------------
CAPITAL SHARE TRANSACTIONS--INSTITUTIONAL SHARES(2)
    Issued                                                                                     113,648           190,015
    Issued in Lieu of Cash Distributions                                                        11,113            17,350
    Redeemed                                                                                   (48,789)          (49,229)
                                                                                     ------------------------------------
        Net Increase--Institutional Shares                                                      75,972           158,136
-------------------------------------------------------------------------------------------------------------------------
    Total Increase (Decrease)                                                                  390,826           978,745
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Period                                                                      5,949,922         4,971,177
                                                                                     ------------------------------------
    End of Period                                                                           $6,340,748        $5,949,922
=========================================================================================================================

(1)Shares Issued (Redeemed)--Investor Shares
    Issued                                                                                     121,642           206,458
    Issued in Lieu of Cash Distributions                                                        13,648            24,868
    Redeemed                                                                                   (92,173)         (155,492)
                                                                                     ------------------------------------
        Net Increase in Shares Outstanding                                                      43,117            75,834
=========================================================================================================================

(2)Shares Issued (Redeemed)--Institutional Shares
    Issued                                                                                      10,583            17,520
    Issued in Lieu of Cash Distributions                                                         1,038             1,599
    Redeemed                                                                                    (4,571)           (4,541)
                                                                                     ------------------------------------
        Net Increase in Shares Outstanding                                                       7,050            14,578
=========================================================================================================================

----------------------------------------------------------------------------------------------------------------------------
                                                                 INTERMEDIATE-TERM                     INTERMEDIATE-TERM
                                                                   TREASURY FUND                         CORPORATE FUND
                                                      -----------------------------       ----------------------------------
                                                         SIX MONTHS            YEAR          SIX MONTHS             YEAR
                                                              ENDED           ENDED               ENDED            ENDED
                                                      JUL. 31, 1999   JAN. 31, 1999       JUL. 31, 1999    JAN. 31, 1999
                                                              (000)           (000)               (000)            (000)
----------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
    Net Investment Income                                $   53,054      $   99,566          $   41,544       $   66,190
    Realized Net Gain (Loss)                                (13,418)         27,463              (8,506)          14,151
    Change in Unrealized Appreciation (Depreciation)       (119,072)         28,552             (80,592)             389
                                                      ----------------------------------------------------------------------
        Net Increase (Decrease)  in Net Assets
            Resulting from Operations                       (79,436)        155,581             (47,554)          80,730
                                                      ----------------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                                   (53,054)        (99,566)            (41,544)         (66,190)
    Realized Capital Gain                                        --              --              (6,098)          (9,243)
                                                      ----------------------------------------------------------------------
        Total Distributions                                 (53,054)        (99,566)            (47,642)         (75,433)
                                                      ----------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
    Issued                                                  354,335         764,715             357,243          521,754
    Issued in Lieu of Cash Distributions                     41,383          74,832              38,780           62,630
    Redeemed                                               (352,208)       (614,490)           (159,615)        (254,477)
                                                      ----------------------------------------------------------------------
        Net Increase from Capital
            Share Transactions                               43,510         225,057             236,408          329,907
----------------------------------------------------------------------------------------------------------------------------
    Total Increase (Decrease)                               (88,980)        281,072             141,212          335,204
----------------------------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Period                                   1,875,904       1,594,832           1,234,092          898,888
                                                      ----------------------------------------------------------------------
    End of Period                                        $1,786,924      $1,875,904          $1,375,304       $1,234,092
============================================================================================================================

(1)Shares Issued (Redeemed)
    Issued                                                   33,062          69,777              36,842           52,041
    Issued in Lieu of Cash Distributions                      3,898           6,831               4,032            6,244
    Redeemed                                                (32,981)        (56,110)            (16,553)         (25,384)
                                                      ----------------------------------------------------------------------
        Net Increase in Shares Outstanding                    3,979          20,498              24,321           32,901
============================================================================================================================

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                               LONG-TERM
                                                                          GNMA FUND                          TREASURY FUND
                                                          --------------------------------      --------------------------------
                                                             SIX MONTHS               YEAR         SIX MONTHS              YEAR
                                                                  ENDED              ENDED              ENDED             ENDED
                                                          JUL. 31, 1999      JAN. 31, 1999      JUL. 31, 1999     JAN. 31, 1999
                                                                  (000)              (000)              (000)             (000)
--------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
    Net Investment Income                                   $   390,212        $   655,641         $   39,766        $   69,082
    Realized Net Gain (Loss)                                     (1,816)            10,764               (126)           20,507
    Change in Unrealized Appreciation (Depreciation)           (617,362)            (7,860)          (155,896)           48,185
                                                          ---------------------------------------------------------------------
        Net Increase (Decrease) in Net Assets
            Resulting from Operations                          (228,966)           658,545           (116,256)          137,774
                                                          ---------------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                                      (390,212)          (655,641)           (39,766)          (69,082)
    Realized Capital Gain                                            --            (12,237)           (15,831)               --
                                                          ---------------------------------------------------------------------
        Total Distributions                                    (390,212)          (667,878)           (55,597)          (69,082)
                                                          ---------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
    Issued                                                    2,638,408          3,904,241            301,240           747,238
    Issued in Lieu of Cash Distributions                        296,248            508,264             46,137            54,527
    Redeemed                                                 (1,305,288)        (1,943,264)          (319,233)         (481,620)
                                                          ---------------------------------------------------------------------
        Net Increase from Capital
            Share Transactions                                1,629,368          2,469,241             28,144           320,145
--------------------------------------------------------------------------------------------------------------------------------
    Total Increase (Decrease)                                 1,010,190          2,459,908           (143,709)          388,837
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Period                                      11,353,974          8,894,066          1,450,259         1,061,422
                                                          ---------------------------------------------------------------------
    End of Period                                           $12,364,164        $11,353,974         $1,306,550        $1,450,259
================================================================================================================================

(1)Shares Issued (Redeemed)
    Issued                                                      256,970            373,652             28,351            67,200
    Issued in Lieu of Cash Distributions                         29,043             48,627              4,398             4,914
    Redeemed                                                   (127,746)          (185,917)           (30,279)          (43,491)
                                                          --------------------------------      -------------------------------
        Net Increase in Shares Outstanding                      158,267            236,362              2,470            28,623
================================================================================================================================

---------------------------------------------------------------------------------------------------------------------------------
                                                                            LONG-TERM                           HIGH-YIELD
                                                                         CORPORATE FUND                      CORPORATE FUND
                                                           --------------------------------      -------------------------------
                                                              SIX MONTHS               YEAR         SIX MONTHS              YEAR
                                                                   ENDED              ENDED              ENDED             ENDED
                                                           JUL. 31, 1999      JAN. 31, 1999      JUL. 31, 1999     JAN. 31, 1999
                                                                   (000)              (000)              (000)             (000)
---------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
    Net Investment Income                                     $  128,051         $  247,170         $  233,332       $   419,467
    Realized Net Gain (Loss)                                      (1,154)            79,798            (19,139)           (2,445)
    Change in Unrealized Appreciation (Depreciation)            (437,169)            37,951           (251,487)         (153,489)
                                                           ---------------------------------------------------------------------
        Net Increase (Decrease) in Net Assets
            Resulting from Operations                           (310,272)           364,919            (37,294)          263,533
                                                           ---------------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                                       (128,051)          (247,170)          (233,332)         (419,467)
    Realized Capital Gain                                        (25,062)           (88,379)                --           (17,026)
                                                           ---------------------------------------------------------------------
        Total Distributions                                     (153,113)          (335,549)          (233,332)         (436,493)
                                                           ---------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
    Issued                                                       426,957          1,013,958            902,117         1,704,032
    Issued in Lieu of Cash Distributions                         128,561            283,759            159,361           306,214
    Redeemed*                                                   (418,420)          (815,663)          (529,811)       (1,035,394)
                                                           ---------------------------------------------------------------------
        Net Increase from Capital
            Share Transactions                                   137,098            482,054            531,667           974,852
---------------------------------------------------------------------------------------------------------------------------------
    Total Increase (Decrease)                                   (326,287)           511,424            261,041           801,892
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Period                                        4,231,702          3,720,278          5,548,843         4,746,951
                                                           ---------------------------------------------------------------------
    End of Period                                             $3,905,415         $4,231,702         $5,809,884       $ 5,548,843
=================================================================================================================================

(1)Shares Issued (Redeemed)
    Issued                                                        48,470            109,341            116,255           214,452
    Issued in Lieu of Cash Distributions                          14,722             30,569             20,677            38,479
    Redeemed                                                     (47,687)           (87,606)           (68,537)         (131,086)
                                                           ---------------------------------------------------------------------
        Net Increase in Shares Outstanding                        15,505             52,304             68,395           121,845
=================================================================================================================================

*The High-Yield Corporate Fund is net of redemption fees of $743,000 and $1,580,000.

FINANCIAL HIGHLIGHTS

This table summarizes each fund's investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

--------------------------------------------------------------------------------------------------------------------------------
                                                                                        SHORT-TERM TREASURY FUND
                                                                                          YEAR ENDED JANUARY 31,
FOR A SHARE OUTSTANDING                         SIX MONTHS ENDED     -----------------------------------------------------------
THROUGHOUT EACH PERIOD                             JUL. 31, 1999           1999        1998         1997       1996       1995
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $ 10.37        $ 10.27     $ 10.16      $ 10.36    $  9.89    $ 10.41
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                   .259           .545        .590         .586       .625       .532
    Net Realized and Unrealized Gain (Loss)
        on Investments                                     (.253)          .122        .110        (.200)      .470      (.500)
                                                         -----------------------------------------------------------------------
        Total from Investment Operations                    .006           .667        .700         .386      1.095       .032
                                                         -----------------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                   (.259)         (.545)      (.590)       (.586)     (.625)     (.532)
    Distributions from Realized Capital Gains              (.017)         (.022)         --           --         --      (.020)
                                                         -----------------------------------------------------------------------
        Total Distributions                                (.276)         (.567)      (.590)       (.586)     (.625)     (.552)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                           $ 10.10        $ 10.37     $ 10.27      $ 10.16    $ 10.36    $  9.89
================================================================================================================================

TOTAL RETURN                                                0.06%          6.66%       7.11%        3.89%     11.37%      0.40%
================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)                 $ 1,219        $ 1,197     $ 1,009      $   970    $   919    $   754
    Ratio of Total Expenses to
        Average Net Assets                                0.27%*          0.27%       0.27%        0.25%      0.27%      0.28%
    Ratio of Net Investment Income to
    Average Net Assets                                    5.11%*          5.27%       5.80%        5.77%      6.14%      5.33%
    Portfolio Turnover Rate                                101%*           132%         83%          86%        93%       126%
================================================================================================================================

*Annualized.

--------------------------------------------------------------------------------------------------------------------------------
                                                                                         SHORT-TERM FEDERAL FUND
                                                                                          YEAR ENDED JANUARY 31,
FOR A SHARE OUTSTANDING                         SIX MONTHS ENDED     -----------------------------------------------------------
THROUGHOUT EACH PERIOD                             JUL. 31, 1999           1999         1998         1997      1996        1995
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $ 10.26        $ 10.19      $ 10.11      $ 10.28   $  9.79     $ 10.38
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                   .279           .581         .611         .615      .601        .550
    Net Realized and Unrealized Gain (Loss)
        on Investments                                     (.290)          .070         .080        (.170)     .490       (.580)
                                                         -----------------------------------------------------------------------
        Total from Investment Operations                   (.011)          .651         .691         .445     1.091       (.030)
                                                         -----------------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                   (.279)         (.581)       (.611)       (.615)    (.601)      (.550)
    Distributions from Realized Capital Gains                 --             --           --           --        --       (.010)
                                                         -----------------------------------------------------------------------
        Total Distributions                                (.279)         (.581)       (.611)       (.615)    (.601)      (.560)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                           $  9.97        $ 10.26      $ 10.19      $ 10.11   $ 10.28     $  9.79
================================================================================================================================

TOTAL RETURN                                              -0.10%          6.57%        7.06%        4.51%    11.43%      -0.21%
================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)                 $ 1,668        $ 1,644      $ 1,460      $ 1,348   $ 1,402     $ 1,474
    Ratio of Total Expenses to
        Average Net Assets                                0.27%*          0.27%        0.27%        0.25%     0.27%       0.28%
    Ratio of Net Investment Income to
        Average Net Assets                                5.57%*          5.68%        6.04%        6.09%     5.93%       5.53%
    Portfolio Turnover Rate                                 87%*           107%          94%          57%       74%         57%
================================================================================================================================

*Annualized.


--------------------------------------------------------------------------------------------------------------------------------
                                                                                        SHORT-TERM CORPORATE FUND
                                                                                          YEAR ENDED JANUARY 31,
FOR A SHARE OUTSTANDING                         SIX MONTHS ENDED     -----------------------------------------------------------
THROUGHOUT EACH PERIOD                             JUL. 31, 1999           1999         1998         1997      1996        1995
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $ 10.86        $ 10.87      $ 10.75      $ 10.94   $ 10.40     $ 10.94
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                   .323           .660         .664         .663      .671        .596
    Net Realized and Unrealized Gain (Loss)
        on Investments                                     (.260)         (.010)        .120        (.190)     .540       (.540)
                                                         -----------------------------------------------------------------------
        Total from Investment Operations                    .063           .650         .784         .473     1.211        .056
                                                         -----------------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                   (.323)         (.660)       (.664)       (.663)    (.671)      (.596)
    Distributions from Realized Capital Gains                 --             --           --           --        --          --
                                                         -----------------------------------------------------------------------
        Total Distributions                                (.323)         (.660)       (.664)       (.663)    (.671)      (.596)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                           $ 10.60        $ 10.86      $ 10.87      $ 10.75   $ 10.94     $ 10.40
================================================================================================================================

TOTAL RETURN                                               0.58%          6.16%        7.53%        4.52%    11.95%       0.60%
================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)                 $ 5,855        $ 5,529      $ 4,709      $ 4,531   $ 3,873     $ 2,924
    Ratio of Total Expenses to
        Average Net Assets                                0.26%*          0.27%        0.28%        0.25%     0.27%       0.28%
    Ratio of Net Investment Income to
        Average Net Assets                                6.06%*          6.08%        6.17%        6.18%     6.23%       5.66%
    Portfolio Turnover Rate                                 63%*            46%          45%          45%       62%         69%
================================================================================================================================

*Annualized.

------------------------------------------------------------------------------------------------------------------------------
                                                                              SHORT-TERM CORPORATE FUND INSTITUTIONAL SHARES
                                                                       SIX MONTHS ENDED       YEAR ENDED   SEP. 30, 1997* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                            JULY 31, 1999    JAN. 31, 1999       JAN. 31, 1998
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                             $10.86           $10.87              $10.80
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                                          .329             .673                .229
    Net Realized and Unrealized Gain (Loss)on Investments                         (.260)           (.010)               .070
                                                                               -----------------------------------------------
        Total from Investment Operations                                           .069             .663                .299
                                                                               -----------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                                          (.329)           (.673)              (.229)
    Distributions from Realized Capital Gains                                        --               --                  --
                                                                               -----------------------------------------------
        Total Distributions                                                       (.329)           (.673)              (.229)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                   $10.60           $10.86              $10.87
==============================================================================================================================

TOTAL RETURN                                                                      0.65%            6.28%               2.79%
==============================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)                                           $486             $421                $263
    Ratio of Total Expenses to Average Net Assets                               0.14%**            0.15%             0.15%**
    Ratio of Net Investment Income to Average Net Assets                        6.18%**            6.19%             6.28%**
    Portfolio Turnover Rate                                                       63%**              46%                 45%
==============================================================================================================================

 *Inception.

**Annualized.

--------------------------------------------------------------------------------------------------------------------------------
                                                                                    INTERMEDIATE-TERM TREASURY FUND
                                                                                          YEAR ENDED JANUARY 31,
FOR A SHARE OUTSTANDING                         SIX MONTHS ENDED     -----------------------------------------------------------
THROUGHOUT EACH PERIOD                             JUL. 31, 1999           1999         1998         1997      1996        1995
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $ 11.16        $ 10.80      $ 10.37      $ 10.90   $  9.76     $ 10.82
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                   .309           .630         .647         .649      .662        .603
    Net Realized and Unrealized Gain (Loss)
        on Investments                                     (.780)          .360         .430        (.530)    1.140      (1.033)
                                                         -----------------------------------------------------------------------
        Total from Investment Operations                   (.471)          .990        1.077         .119     1.802       (.430)
                                                         -----------------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                   (.309)         (.630)       (.647)       (.649)    (.662)      (.603)
    Distributions from Realized Capital Gains                 --             --           --           --        --       (.027)
                                                         -----------------------------------------------------------------------
        Total Distributions                                (.309)         (.630)       (.647)       (.649)    (.662)      (.630)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                           $ 10.38        $ 11.16      $ 10.80      $ 10.37   $ 10.90     $  9.76
================================================================================================================================

TOTAL RETURN                                              -4.25%          9.44%       10.78%        1.28%    18.96%      -3.90%
================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)                 $ 1,787        $ 1,876      $ 1,595      $ 1,279   $ 1,226     $   848
    Ratio of Total Expenses to
        Average Net Assets                                0.27%*          0.27%        0.27%        0.25%     0.28%       0.28%
    Ratio of Net Investment Income to
        Average Net Assets                                5.83%*          5.76%        6.19%        6.26%     6.34%       6.05%
    Portfolio Turnover Rate                                 41%*            63%          30%          42%       56%        128%
================================================================================================================================

*Annualized.

--------------------------------------------------------------------------------------------------------------------------------
                                                                                   INTERMEDIATE-TERM CORPORATE FUND
                                                                                          YEAR ENDED JANUARY 31,
FOR A SHARE OUTSTANDING                         SIX MONTHS ENDED     -----------------------------------------------------------
THROUGHOUT EACH PERIOD                             JUL. 31, 1999           1999         1998         1997      1996        1995
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $ 10.07        $ 10.03      $  9.72      $ 10.17   $  9.07     $ 10.04
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                   .304           .627         .638         .639      .658        .587
    Net Realized and Unrealized Gain (Loss)
        on Investments                                     (.654)          .122         .321        (.430)    1.100       (.970)
                                                         -----------------------------------------------------------------------
        Total from Investment Operations                   (.350)          .749         .959         .209     1.758       (.383)
                                                         -----------------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                   (.304)         (.627)       (.638)       (.639)    (.658)      (.587)
    Distributions from Realized Capital Gains              (.046)         (.082)       (.011)       (.020)       --          --
                                                         -----------------------------------------------------------------------
        Total Distributions                                (.350)         (.709)       (.649)       (.659)    (.658)      (.587)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                           $  9.37        $ 10.07      $ 10.03      $  9.72   $ 10.17     $  9.07
================================================================================================================================

TOTAL RETURN                                              -3.52%          7.73%       10.24%        2.29%    19.94%      -3.73%
================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)                 $ 1,375        $ 1,234      $   899      $   592   $   424     $   163
    Ratio of Total Expenses to
        Average Net Assets                                0.26%*          0.27%        0.26%        0.25%     0.28%       0.28%
    Ratio of Net Investment Income to
        Average Net Assets                                6.34%*          6.25%        6.51%        6.61%     6.70%       6.46%
    Portfolio Turnover Rate                                 73%*            71%          69%          85%       78%         97%
================================================================================================================================

*Annualized.

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                GNMA FUND
                                                                                          YEAR ENDED JANUARY 31,
FOR A SHARE OUTSTANDING                         SIX MONTHS ENDED     -----------------------------------------------------------
THROUGHOUT EACH PERIOD                             JUL. 31, 1999           1999         1998         1997      1996        1995
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $ 10.47        $ 10.48      $ 10.23      $ 10.45   $  9.71     $ 10.39
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                   .332           .687         .718         .727      .734        .693
    Net Realized and Unrealized Gain (Loss)
        on Investments                                     (.520)          .002         .253        (.220)     .740       (.673)
                                                         -----------------------------------------------------------------------
        Total from Investment Operations                   (.188)          .689         .971         .507     1.474        .020
                                                         -----------------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                   (.332)         (.687)       (.718)       (.727)    (.734)      (.693)
    Distributions from Realized Capital Gains                 --          (.012)       (.003)          --        --       (.007)
                                                         -----------------------------------------------------------------------
        Total Distributions                                (.332)         (.699)       (.721)       (.727)    (.734)      (.700)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                           $  9.95        $ 10.47      $ 10.48      $ 10.23   $ 10.45     $  9.71
================================================================================================================================

TOTAL RETURN                                              -1.84%          6.79%        9.86%        5.15%    15.64%       0.36%
================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)                 $12,364        $11,354      $ 8,894      $ 7,400   $ 6,998     $ 5,851
    Ratio of Total Expenses to
        Average Net Assets                                0.28%*          0.30%        0.31%        0.27%     0.29%       0.30%
    Ratio of Net Investment Income to
        Average Net Assets                                6.52%*          6.56%        6.97%        7.16%     7.22%       7.04%
    Portfolio Turnover Rate                                  4%*             7%           3%          12%        7%         35%
================================================================================================================================

*Annualized.

--------------------------------------------------------------------------------------------------------------------------------
                                                                                         LONG-TERM TREASURY FUND
                                                                                          YEAR ENDED JANUARY 31,
FOR A SHARE OUTSTANDING                         SIX MONTHS ENDED     -----------------------------------------------------------
THROUGHOUT EACH PERIOD                             JUL. 31, 1999           1999         1998         1997      1996        1995
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $ 11.42        $ 10.79      $  9.84      $ 10.73   $  9.23     $ 10.75
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                   .304           .629         .643         .655      .669        .665
    Net Realized and Unrealized Gain (Loss)
        on Investments                                    (1.210)          .630         .950        (.877)    1.725      (1.401)
                                                         -----------------------------------------------------------------------
        Total from Investment Operations                   (.906)         1.259        1.593        (.222)    2.394       (.736)
                                                         -----------------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                   (.304)         (.629)       (.643)       (.655)    (.669)      (.665)
    Distributions from Realized Capital Gains              (.120)            --           --        (.013)    (.225)      (.119)
                                                         -----------------------------------------------------------------------
        Total Distributions                                (.424)         (.629)       (.643)       (.668)    (.894)      (.784)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                           $ 10.09        $ 11.42      $ 10.79      $  9.84   $ 10.73     $  9.23
================================================================================================================================

TOTAL RETURN                                              -8.02%         12.02%       16.85%       -1.85%    26.72%      -6.68%
================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)                 $ 1,307        $ 1,450      $ 1,061      $   898   $   916     $   671
    Ratio of Total Expenses to
        Average Net Assets                                0.28%*          0.27%        0.27%        0.25%     0.27%       0.28%
    Ratio of Net Investment Income to
        Average Net Assets                                5.81%*          5.69%        6.38%        6.66%     6.57%       7.02%
    Portfolio Turnover Rate                                 20%*            22%          18%          31%      105%         85%
================================================================================================================================

*Annualized.

--------------------------------------------------------------------------------------------------------------------------------
                                                                                        LONG-TERM CORPORATE FUND
                                                                                          YEAR ENDED JANUARY 31,
FOR A SHARE OUTSTANDING                         SIX MONTHS ENDED     -----------------------------------------------------------
THROUGHOUT EACH PERIOD                             JUL. 31, 1999           1999         1998         1997      1996        1995
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $  9.38        $  9.32      $  8.71      $  9.43   $  8.18     $  9.36
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                   .278           .582         .613         .619      .627        .617
    Net Realized and Unrealized Gain (Loss)
        on Investments                                     (.955)          .266         .685        (.566)    1.250      (1.108)
                                                         -----------------------------------------------------------------------
        Total from Investment Operations                   (.677)          .848        1.298         .053     1.877       (.491)
                                                         -----------------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                   (.278)         (.582)       (.613)       (.619)    (.627)      (.617)
    Distributions from Realized Capital Gains              (.055)         (.206)       (.075)       (.154)       --       (.072)
                                                         -----------------------------------------------------------------------
        Total Distributions                                (.333)         (.788)       (.688)       (.773)    (.627)      (.689)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                           $  8.37        $  9.38      $  9.32      $  8.71   $  9.43     $  8.18
================================================================================================================================

TOTAL RETURN                                              -7.31%          9.52%       15.52%        0.86%    23.64%      -5.12%
================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)                 $ 3,905        $ 4,232       $3,720       $3,324    $3,376      $2,607
    Ratio of Total Expenses to
        Average Net Assets                                0.30%*          0.30%        0.32%        0.28%     0.31%       0.32%
    Ratio of Net Investment Income to
        Average Net Assets                                6.38%*          6.26%        6.87%        7.06%     7.03%       7.37%
    Portfolio Turnover Rate                                 11%*            43%          33%          30%       49%         43%
================================================================================================================================

*Annualized.

--------------------------------------------------------------------------------------------------------------------------------
                                                                                        HIGH-YIELD CORPORATE FUND
                                                                                          YEAR ENDED JANUARY 31,
FOR A SHARE OUTSTANDING                         SIX MONTHS ENDED     -----------------------------------------------------------
THROUGHOUT EACH PERIOD                             JUL. 31, 1999           1999         1998         1997      1996        1995
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $  7.90        $  8.17      $  7.87      $  7.89   $  7.24     $  8.14
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                   .314           .659         .688         .688      .678        .679
    Net Realized and Unrealized Gain (Loss)
        on Investments                                     (.360)         (.245)        .300        (.020)     .650       (.900)
                                                         -----------------------------------------------------------------------
        Total from Investment Operations                   (.046)          .414         .988         .668     1.328       (.221)
                                                         -----------------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                   (.314)         (.659)       (.688)       (.688)    (.678)      (.679)
    Distributions from Realized Capital Gains                 --          (.025)          --           --        --          --
                                                         -----------------------------------------------------------------------
        Total Distributions                                (.314)         (.684)       (.688)       (.688)    (.678)      (.679)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                           $  7.54        $  7.90      $  8.17      $  7.87   $  7.89     $  7.24
================================================================================================================================

TOTAL RETURN*                                             -0.60%          5.34%       13.14%        9.01%    19.01%      -2.52%
================================================================================================================================

Ratios/Supplemental Data
    Net Assets, End of Period (Millions)                 $ 5,810        $ 5,549      $ 4,747      $ 3,674   $ 3,007     $ 2,162
    Ratio of Total Expenses to
        Average Net Assets                               0.29%**          0.29%        0.28%        0.29%     0.34%       0.34%
    Ratio of Net Investment Income to
        Average Net Assets                               8.19%**          8.26%        8.63%        8.92%     8.85%       9.13%
    Portfolio Turnover Rate                                18%**            31%          45%          23%       38%         33%
================================================================================================================================

 *Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than one year.

**Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Bond Funds comprise the Vanguard Short-Term Treasury, Short-Term Federal, Short-Term Corporate, Intermediate-Term Treasury, Intermediate-Term Corporate, GNMA, Long-Term Treasury, Long-Term Corporate, and High-Yield Corporate Funds, each of which is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund. Certain of the funds' investments are in corporate debt instruments; the issuers' abilities to meet these obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The fund consistently follows such policies in preparing its financial statements.

       1. SECURITY VALUATION: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value.

       2. FEDERAL INCOME TAXES: Each fund intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.

       3. REPURCHASE AGREEMENTS: Each fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a Pooled Cash Account, the daily aggregate of which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

       4. FUTURES CONTRACTS: Each fund may use Municipal Bond Index, U.S. Treasury Bond, and U.S. Treasury Note futures contracts, with the objectives of enhancing returns, managing interest-rate risk, maintaining liquidity, diversifying credit risk, and minimizing transaction costs. The funds may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The funds may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the funds and the prices of futures contracts, and the possibility of an illiquid market.

       Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

       5. DISTRIBUTIONS: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

       6. OTHER: Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Fees assessed on redemptions of Vanguard High-Yield Corporate Fund capital shares are credited to paid in capital.

B. The Vanguard Group furnishes investment advisory services to the Vanguard Short-Term Treasury, Short-Term Federal, Short-Term Corporate,
Intermediate-Term Treasury, Intermediate-Term Corporate, and Long-Term Treasury Funds on an at-cost basis.

       Wellington Management Company, LLP provides investment advisory services to the Vanguard GNMA, Long-Term Corporate, and High-Yield Corporate Funds for fees calculated at an annual percentage rate of average net assets. For the six months ended July 31, 1999, the investment advisory fees of the Vanguard GNMA, Long-Term Corporate, and High-Yield Corporate Funds represented effective annual rates of 0.01%, 0.03%, and 0.04%, respectively, of average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, shareholder account maintenance, marketing, and distribution services. The costs of such services are allocated to each fund under methods approved by the Board of Trustees. Each fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At July 31, 1999, the funds had contributed capital to Vanguard (included in Other Assets) of:

             ------------------------------------------------------------------------------------------------
                                                    CAPITAL
                                                  CONTRIBUTION       PERCENTAGE OF             PERCENTAGE OF
                                                   TO VANGUARD         FUND NET                 VANGUARD'S
             FUND                                     (000)             ASSETS                CAPITALIZATION
             ------------------------------------------------------------------------------------------------
             Short-Term Treasury                    $   260              0.02%                   0.3%
             Short-Term Federal                         350              0.02                    0.4
             Short-Term Corporate                     1,220              0.02                    1.2
             Intermediate-Term Treasury                 380              0.02                    0.4
             Intermediate-Term Corporate                290              0.02                    0.3
             GNMA                                     2,620              0.02                    2.6
             Long-Term Treasury                         290              0.02                    0.3
             Long-Term Corporate                        840              0.02                    0.8
             High-Yield Corporate                     1,230              0.02                    1.2
             ------------------------------------------------------------------------------------------------

The funds' Trustees and officers are also Directors and officers of Vanguard.

D. The funds' investment advisers may direct new issue purchases, subject to obtaining the best price and execution, to underwriters who have agreed to rebate or credit to the funds part of the underwriting fees generated. Such rebates or credits are used solely to reduce the funds' management and administrative expenses. The funds' custodian banks have also agreed to reduce their fees when the funds maintain cash on deposit in their non-interest-bearing custody accounts. For the six months ended July 31, 1999, these arrangements reduced expenses by:

             --------------------------------------------------------------------------------------------------
                                                                                     EXPENSE REDUCTION
                                                                                           (000)
                                                                            -----------------------------------
                                                                            MANAGEMENT AND           CUSTODIAN
             FUND                                                           ADMINISTRATIVE             FEES
             --------------------------------------------------------------------------------------------------
             Short-Term Corporate                                                $  1                 $  39
             Intermediate-Term Corporate                                           --                     2
             GNMA                                                                  --                   132
             Long-Term Corporate                                                   --                     3
             High-Yield Corporate                                                  11                    10
             --------------------------------------------------------------------------------------------------

E. The Short-Term Corporate Fund offers two classes of shares, Investor Shares and Institutional Shares. Institutional Shares are designed primarily for institutional investors that meet certain administrative and servicing criteria and have a minimum investment of $50 million. Investor Shares are offered to all other investors. Both classes of shares have equal rights to assets and earnings, except that each class bears certain class-specific expenses related to its shareholder activity. Class-specific expenses for the six months ended July 31, 1999, represented the following percentages of average net assets:

             --------------------------------------------------------------------------------------------------
             FUND                                                INVESTOR SHARES          INSTITUTIONAL SHARES
             --------------------------------------------------------------------------------------------------
             Short-Term Corporate                                     0.17%*                     0.05%*
             --------------------------------------------------------------------------------------------------

             *Annualized.

Income, expenses not attributable to a specific class, and realized and unrealized gains and losses on investments are allocated to each class of shares based on its relative net assets.

F. During the six months ended July 31, 1999, purchases and sales of investment securities other than U.S. government securities and temporary cash investments were:

             -----------------------------------------------------------------------------------------------
                                                                                         (000)
                                                                        ------------------------------------
             FUND                                                         PURCHASES                 SALES
             -----------------------------------------------------------------------------------------------
             Short-Term Corporate                                        $2,314,691              $1,657,107
             Intermediate-Term Corporate                                    616,110                 370,656
             Long-Term Corporate                                            276,397                 199,896
             High-Yield Corporate                                         1,046,059                 495,851
             -----------------------------------------------------------------------------------------------

Purchases and sales of U.S. government securities were:

             ----------------------------------------------------------------------------------------------
                                                                                         (000)
                                                                          ---------------------------------
             FUND                                                         PURCHASES                 SALES
             ----------------------------------------------------------------------------------------------
             Short-Term Treasury                                        $  645,724                $602,429
             Short-Term Federal                                            770,706                 700,363
             Short-Term Corporate                                          275,652                 243,614
             Intermediate-Term Treasury                                    484,492                 363,869
             Intermediate-Term Corporate                                    96,641                  96,658
             GNMA                                                        2,845,415                 260,491
             Long-Term Treasury                                            144,109                 132,194
             Long-Term Corporate                                            47,098                      --
             High-Yield Corporate                                           62,580                  15,371
             ----------------------------------------------------------------------------------------------

G. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes due to differences in the timing of realization of gains. The following funds had realized losses through January 31, 1999, which are deferred for tax purposes and reduce the amount of unrealized appreciation on investment securities for tax purposes (see Note H).

             --------------------------------------------------------------------------------------------------
                                                                                               DEFERRED LOSSES
             FUND                                                                                   (000)
             --------------------------------------------------------------------------------------------------
             Short-Term Corporate                                                                  $3,027
             Intermediate-Term Corporate                                                              992
             Long-Term Treasury                                                                     3,471
             --------------------------------------------------------------------------------------------------

       At January 31, 1999, the funds had the following capital losses available to offset future net capital gains:

            --------------------------------------------------------------------------------------------------
                                                                                         CAPITAL LOSS
                                                                                 -----------------------------
                                                                                                EXPIRATION
                                                                                 AMOUNT       FISCAL YEAR(S)
            FUND                                                                  (000)     ENDING JANUARY 31,
            --------------------------------------------------------------------------------------------------
            Short-Term Federal                                                   $19,495         2003-2004
            Short-Term Corporate                                                  17,122         2003-2004
            Intermediate-Term Treasury                                             8,356         2003-2006
            High-Yield Corporate                                                  45,500           2008
            --------------------------------------------------------------------------------------------------

H. At July 31, 1999, net unrealized appreciation (depreciation) of investment securities for federal income tax purposes was:

            -----------------------------------------------------------------------------------------------
                                                                            (000)
                                                  ---------------------------------------------------------
                                                                                            NET UNREALIZED
                                                  APPRECIATED            DEPRECIATED         APPRECIATION
             FUND                                 SECURITIES             SECURITIES         (DEPRECIATION)
            -----------------------------------------------------------------------------------------------
             Short-Term Treasury                   $    232              $  (14,231)          $  (13,999)
             Short-Term Federal                         551                 (28,832)             (28,281)
             Short-Term Corporate*                    8,605                (107,694)             (99,089)
             Intermediate-Term Treasury              19,106                 (38,514)             (19,408)
             Intermediate-Term Corporate*               324                 (55,626)             (55,302)
             GNMA                                    84,088                (404,232)            (320,144)
             Long-Term Treasury*                     52,182                 (40,685)               11,497
             Long-Term Corporate                     46,484                (178,164)            (131,680)
             High-Yield Corporate                    41,919                (253,354)            (211,435)
            -----------------------------------------------------------------------------------------------

             *See Note G.

       At July 31, 1999, the aggregate settlement value of open futures contracts expiring in September 1999 and the related unrealized appreciation (depreciation) were:

            -----------------------------------------------------------------------------------------------
                                                                                       (000)
                                                                         ----------------------------------
                                                   NUMBER OF              AGGREGATE           UNREALIZED
                                                     SHORT               SETTLEMENT          APPRECIATION
             BOND FUND/FUTURES CONTRACTS           CONTRACTS                VALUE           (DEPRECIATION)
            -----------------------------------------------------------------------------------------------
             Short-Term Corporate/
               5-Year Treasury Note                   257                  $27,852              $ (13)
               U.S. Treasury Note                     850                   93,766                123
            -----------------------------------------------------------------------------------------------

I. The market values of securities on loan to broker/dealers at July 31, 1999, and collateral received with respect to such loans, were:

            -----------------------------------------------------------------------------------------------
                                                                            (000)
                                                  ---------------------------------------------------------
                                                                                COLLATERAL RECEIVED
                                                                         ----------------------------------
                                                 MARKET VALUE                                    U.S.
                                                   OF LOANED                                   TREASURY
             FUND                                 SECURITIES                CASH              SECURITIES
            -----------------------------------------------------------------------------------------------
             Short-Term Treasury                   $  89,070               $52,234             $  38,483
             Short-Term Federal                        9,827                10,213                    --
             Short-Term Corporate                     13,970                14,374                    --
             Intermediate-Term
               Treasury                              103,072                    --               105,632
             Intermediate-Term
               Corporate                              19,349                19,976                    --
             Long-Term Treasury                      166,208                18,045               154,603
             Long-Term Corporate                     120,531                 9,191               115,216
             High-Yield Corporate                     35,319                37,200                    --
            -----------------------------------------------------------------------------------------------

Cash collateral received is invested in repurchase agreements. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

NOTICE TO SHAREHOLDERS ABOUT Y2K

As is well known by now, the approaching calendar change to 2000 has posed a challenge to many computer systems worldwide. Computers that are not modified could interpret "00" as 1900 rather than 2000 and produce errors in date-dependent calculations, including bond interest payments, stock trade settlements, retirement benefits, and other financial transactions.

OUR APPROACH

Vanguard has taken this challenge seriously. We have had a Year 2000 Project under way since 1996 to fulfill our responsibility to safeguard our business relationships and the security of our investors' accounts.

    Our internal systems are Year 2000-compliant. They have been renovated and thoroughly tested and are ready for the date change. As for the external systems that connect with ours, we have been working for many months with clients, business partners, and providers of products and services to assess their compliance. We have analyzed the external services we require and have developed contingency plans-- including provision for alternative providers where appropriate.

    On New Year's Day, our telephone centers will be staffed and ready for shareholder calls. However, we expect the volume of inquiries over the New Year's weekend to be high, and we encourage shareholders to check their accounts via our website or automated telephone systems, which offer much greater service capacity and efficiency. This will also help our live representatives to provide a higher level of service to those with specific transaction or other service-related needs.

WHAT YOU CAN DO

We assure you we will protect our shareholders' records, so account records will not be lost. Nevertheless, keeping copies of current records is always advisable. You should keep at least your third-quarter statement and any confirmations you receive from us between October 1, 1999, and year-end.

    If you are a registered user of Access Vanguard(TM) (www.vanguard.com), you can retrieve this information through the secure "Your Accounts" section and print copies for your files. If you are not registered for Access Vanguard and wish to have this flexibility, you should register as soon as possible so that you can receive your password and become familiar with this service before the New Year's weekend. Likewise, you may need personal identification numbers to use our automated telephone services: Vanguard Tele-Account(R) for individual investors (1-800-662-6273) and The VOICE(TM) Network for participants in employer-sponsored retirement plans (1-800-523-1188).

    Our Year 2000 Project's primary goal from the start has been to prepare our systems for business as usual on behalf of our shareholders into 2000 and beyond. We remain confident we will meet that goal, and we look forward to serving you in the years to come.

                             TRUSTEES AND OFFICERS

JOHN C. BOGLE
Founder, Senior Chairman of the Board, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN
Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JoANN HEFFERNAN HEISEN
Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & Johnson - Merck Consumer Pharmaceuticals Co., The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MacLAURY
President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL
Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Gestinova, Baker Fentress & Co., The Jeffrey Co., and Select Sector SPDR Trust.

ALFRED M. RANKIN, JR.
Chairman, President, and Chief Executive Officer of Nacco Industries, Inc.; Director of Nacco Industries, the BFGoodrich Co., and the Standard Products Co.

JOHN C. SAWHILL
President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., NACCO Industries, and Newfield Exploration Co.

JAMES O. WELCH, JR.
Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON
Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co. and The Mead Corp.; Trustee of Vanderbilt University.

                              OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY
Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS
Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

                            OTHER VANGUARD OFFICERS

R. GREGORY BARTON
Managing Director, Legal Department.

ROBERT A. DiSTEFANO
Managing Director, Information Technology.

JAMES H. GATELY
Managing Director, Individual Investor Group.

KATHLEEN C. GUBANICH
Managing Director, Human Resources.

IAN A. MacKINNON
Managing Director, Fixed Income Group.

F. WILLIAM McNABB, III
Managing Director, Institutional Investor Group.

MICHAEL S. MILLER
Managing Director, Planning and Development.

RALPH K. PACKARD
Managing Director and Chief Financial Officer.

GEORGE U. SAUTER
Managing Director, Core Management Group.


  "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and
     "500" are trademarks of The McGraw-Hill Companies, Inc. Frank Russell
       Company is the owner of trademarks and copyrights relating to the
           Russell Indexes.  "Wilshire 4500" and "Wilshire 5000" are
                       trademarks of Wilshire Associates.

                                    VANGUARD
                                   MILESTONES

                                   [GRAPHIC]

                             The Vanguard Group is
                            named for HMS Vanguard,
                       Admiral Horatio Nelson's flagship
                         at the Battle of the Nile on
                         August 1, 1798. Our founder,
                         John C. Bogle, chose the name
                       after reading Nelson's inspiring
                     tribute to his fleet: "Nothing could
                         withstand the squadron . . .
                      with the judgment of the captains,
                     together with their valour, and that
                       of the officers and men of every
                 description, it was absolutely irresistible."

                                   [GRAPHIC]

                         Walter L. Morgan, founder of
                         Wellington Fund, the nation's
                          oldest balanced mutual fund
                       and forerunner of today's family
                          of some 100 Vanguard funds,
                       celebrated his 100th birthday on
                          July 23, 1998. Mr. Morgan,
                        a true investment pioneer, died
                        six weeks later on September 2.

                                   [GRAPHIC]

                               Wellington Fund,
                       The Vanguard Group's oldest fund,
                        was incorporated by Mr. Morgan
                      70 years ago, on December 28, 1928.
                           The fund was named after
                            the Duke of Wellington,
                             whose forces defeated
                           Napoleon Bonaparte at the
                          Battle of Waterloo in 1815.

[THE VANGUARD GROUP LOGO]

Post Office Box 2600
Valley Forge, Pennsylvania 19482-2600

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

This report is intended for the funds' shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

Q282-09/21/1999

(C) 1999 The Vanguard Group, Inc. All rights reserved.

Vanguard Marketing Corporation, Distributor.

VANGUARD BOND FUNDS
FINANCIAL STATEMENTS
JULY 31, 1999 (UNAUDITED)

[THE VANGUARD GROUP PHOTO]

The Statement of Net Assets should be read in conjunction with the Statement of Operations, Statement of Changes in Net Assets, Financial Highlights, and Notes to Financial Statements, all of which appear in the accompanying report. The Statement of Net Assets for the GNMA Fund begins on page 26 of that report.

STATEMENT OF NET ASSETS
This Statement provides a detailed list of each fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by bond type (U.S. government and agency issues, corporate bonds, foreign bonds, etc.); corporate bonds are further classified by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

      At the end of the Statement of Net Assets of each fund, you will find a table displaying the composition of the fund's net assets. Undistributed Net Investment Income is usually zero because the fund distributes its net income to shareholders as a dividend each day. Any realized gains must be distributed annually, so the bulk of net assets consists of Paid in Capital (money invested by shareholders). The balance shown for Accumulated Net Realized Gains usually approximates the amount available to distribute to shareholders as capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

CONTENTS
  Short-Term Treasury Fund                       1
  Short-Term Federal Fund                        4
  Short-Term Corporate Fund                      6
  Intermediate-Term Treasury Fund               14
  Intermediate-Term Corporate Fund              16
  Long-Term Treasury Fund                       21
  Long-Term Corporate Fund                      22
  High-Yield Corporate Fund                     26

----------------------------------------------------------------------------------------------------------
                                                                                         FACE     MARKET
                                                                         MATURITY      AMOUNT     VALUE*
SHORT-TERM TREASURY FUND                                   COUPON            DATE       (000)      (000)
----------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (97.7%)
----------------------------------------------------------------------------------------------------------
U.S. GOVERMENT SECURITIES (83.9%)
U.S. Treasury Inflation-Indexed Note                       3.375%       1/15/2007    $ 11,539  $  11,052
U.S. Treasury Inflation-Indexed Note                       3.875%       1/15/2009      34,456     34,004
U.S. Treasury Inflation-Indexed Note                       3.875%       4/15/2029      14,154     13,831
U.S. Treasury Note                                          4.00%      10/31/2000      53,000     52,070
U.S. Treasury Note                                          5.00%       2/28/2001     115,000    114,041
U.S. Treasury Note                                         5.125%       8/31/2000      40,000     39,880
U.S. Treasury Note                                         5.875%      11/30/2001      47,900     48,081
U.S. Treasury Note                                          6.00%       7/31/2002       4,000      4,024
U.S. Treasury Note                                         6.125%      12/31/2001      51,700     52,167
U.S. Treasury Note                                          6.25%       4/30/2001       4,000      4,042
U.S. Treasury Note                                          6.25%      10/31/2001      37,000     37,427
U.S. Treasury Note                                          6.25%       1/31/2002      83,000     84,009
U.S. Treasury Note                                          6.50%       5/31/2001      13,200     13,396
U.S. Treasury Note                                          6.50%       8/31/2001      47,600     48,363

------------------------------------------------------------------------------------------------------------------------------
                                                                                                             FACE       MARKET
                                                                                    MATURITY               AMOUNT       VALUE*
SHORT-TERM TREASURY FUND                                            COUPON              DATE                (000)        (000)
------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Note                                                   6.50%         5/31/2002            $  13,000    $  13,249
U.S. Treasury Note                                                  6.625%         7/31/2001               87,000       88,570
U.S. Treasury Note                                                  6.625%         4/30/2002              100,100      102,287
U.S. Treasury Note                                                   7.50%        11/15/2001               38,700       40,165
U.S. Treasury Note                                                  7.875%         8/15/2001               20,500       21,354
Bariven, SA Eximbank Guaranteed Export Financing
  (U.S. Government Guaranteed)                                      6.277%         4/15/2001 (1)(3)         6,800        6,798
Banco Nacional de Comercio Exterior
  (U.S. Government Guaranteed)                                      6.475%         5/15/2000 (1)            2,600        2,611
Banco Nacional de Comercio Exterior
  (U.S. Government Guaranteed)                                      8.038%         1/15/2000 (1)            1,500        1,515
EximBank Guaranteed Export
  (U.S. Government Guaranteed)                                       5.73%         1/15/2003 (1)(2)        37,800       37,448
Government Export Trust
  (U.S. Government Guaranteed)                                       7.75%          1/1/2000 (1)(2)         1,333        1,347
Guaranteed Export Trust
  (U.S. Government Guaranteed)                                       7.46%        12/15/2005 (1)            6,783        6,996
Guaranteed Trade Trust
  (U.S. Government Guaranteed)                                      6.104%         7/15/2003 (1)           22,333       22,320
Overseas Private Investment Corp.
  (U.S. Government Guaranteed)                                       5.10%         6/30/2007 (1)           19,200       18,007
Overseas Private Investment Corp.
  (U.S. Government Guaranteed)                                      5.696%          2/1/2005 (1)            8,000        7,808
Overseas Private Investment Corp.
  (U.S. Government Guaranteed)                                      5.735%         1/15/2002 (1)            6,583        6,580
Overseas Private Investment Corp.
  (U.S. Government Guaranteed)                                      5.926%         6/15/2005 (1)           13,814       13,534
Private Export Funding Corp.
  (U.S. Government Guaranteed)                                       5.65%         3/15/2003 (1)            4,253        4,222
Private Export Funding Corp.
  (U.S. Government Guaranteed)                                       5.73%         1/15/2004               58,385       56,645
Private Export Funding Corp.
  (U.S. Government Guaranteed)                                       6.31%         9/30/2004               10,000        9,912
Private Export Funding Corp.
  (U.S. Government Guaranteed)                                       8.40%         7/31/2001                5,000        5,221
                                                                                                                    ----------
                                                                                                                     1,022,976
                                                                                                                    ----------
AGENCY BONDS & NOTES (8.8%)
Federal Farm Credit Bank                                             4.80%         11/6/2003                9,000        8,450
Federal Farm Credit Bank                                             5.70%         6/18/2003                5,000        4,871
Federal Home Loan Bank                                              5.575%          9/2/2003               30,000       29,057
Federal Home Loan Bank                                              5.675%         8/18/2003               21,800       21,198
Federal Home Loan Mortgage Corp.                                     6.30%          6/1/2004               45,000       44,079
                                                                                                                    ----------
                                                                                                                       107,655
                                                                                                                    ----------
MORTGAGED-BACKED SECURITIES (5.0%)
Federal National Mortgage Assn.                                      6.00%          4/1/2006 (1)           17,798       17,246
Federal Home Loan Mortgage Corp.                                     6.00%          8/1/2006 (1)           45,000       43,605
                                                                                                                    ----------
                                                                                                                        60,851
                                                                                                                    ----------
------------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
  (COST $1,205,481)                                                                                                  1,191,482
------------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (5.3%)
------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government Obligations in a
  Pooled Cash Account                                                  5.07%        8/2/1999               12,169       12,169
Collateralized By U.S. Government Obligations in a
  Pooled Cash Account--Note I                                          5.10%        8/2/1999               52,234       52,234
------------------------------------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (COST $64,403)                                                                                                        64,403
------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (103.0%)
  (COST $1,269,884)                                                                                                  1,255,885
------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
                                                                                                             VALUE*
                                                                                                              (000)
---------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-3.0%)
---------------------------------------------------------------------------------------------------------------------
Other Assets--Note C                                                                                      $  20,026
Security Lending Collateral Payable to Brokers--Note I                                                      (52,234)
Other Liabilities                                                                                            (4,756)
                                                                                                         -----------
                                                                                                            (36,964)
---------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
---------------------------------------------------------------------------------------------------------------------
Applicable to 120,728,072 outstanding $.001 par value shares of beneficial interest
  (unlimited authorization)                                                                              $1,218,921
=====================================================================================================================

NET ASSET VALUE PER SHARE                                                                                    $10.10
=====================================================================================================================

*See Note A in Notes to Financial Statements.

(1) The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.

(2) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration normally to qualified institutional buyers. At July 31, 1999, the aggregate value of these securities was $38,795,000, representing 3.2% of net assets.

(3) Restricted security representing 0.6% of net assets at July 31, 1999.

---------------------------------------------------------------------------------------------------------------------
 AT JULY 31,1999, NET ASSETS CONSISTED OF:
---------------------------------------------------------------------------------------------------------------------
                                                                                       AMOUNT                  PER
                                                                                        (000)                SHARE
---------------------------------------------------------------------------------------------------------------------
 Paid in Capital                                                                  $1,237,056                 $10.25
 Undistributed Net Investment Income                                                      --                     --
 Accumulated Net Realized Losses                                                      (4,136)                  (.03)
 Unrealized Depreciation--Note H                                                     (13,999)                  (.12)
---------------------------------------------------------------------------------------------------------------------
 NET ASSETS                                                                       $1,218,921                 $10.10
=====================================================================================================================

-------------------------------------------------------------------------------------------------------------------------
                                                                                                   FACE           MARKET
                                                                              MATURITY           AMOUNT           VALUE*
SHORT-TERM FEDERAL FUND                                       COUPON             DATE             (000)            (000)
-------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (94.8%)
-------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (9.5%)
U.S. Treasury Inflation-Indexed Note                           3.375%        1/15/2007         $ 16,784        $  16,076
U.S. Treasury Inflation-Indexed Note                           3.875%        1/15/2009           48,644           48,005
U.S. Treasury Inflation-Indexed Note                           3.875%        4/15/2029           17,187           16,795
Banco Nacional de Comercio Exterior
  (U.S. Government Guaranteed)                                 8.038%       10/16/1999 (1)        1,500            1,515
Government Export Trust
  (U.S. Government Guaranteed)                                  6.61%        9/15/1999 (1)          974              978
Guaranteed Export Certificates
  (U.S. Government Guaranteed)                                  7.50%        8/15/2000 (1)        4,111            4,129
Guaranteed Export Trust
  (U.S. Government Guaranteed)                                  5.23%         4/1/2002 (1)       13,787           13,452
Overseas Private Investment Corp.
  (U.S. Government Guaranteed)                                 7.815%        8/15/2000 (1)        3,125            3,192
Overseas Private Investment Corp.
  (U.S. Government Guaranteed)                                  8.75%        8/15/2000 (1)        4,688            4,832
Private Export Funding Corp.
  (U.S. Government Guaranteed)                                  6.31%        9/30/2004           10,000            9,912
Private Export Funding Corp.
  (U.S. Government Guaranteed)                                  7.03%       10/31/2003            5,000            5,103
Private Export Funding Corp.
  (U.S. Government Guaranteed)                                  9.45%       12/31/1999           33,580           34,153
                                                                                                               ---------
                                                                                                                 158,142
                                                                                                               ---------
AGENCY BONDS & NOTES (61.1%)
Federal Farm Credit Bank                                        6.10%        11/4/2004            5,000            4,900
Federal Home Loan Bank                                         4.675%       10/15/2002           22,000           21,022
Federal Home Loan Bank                                         4.967%        8/25/1999           25,000           24,903
Federal Home Loan Bank                                          5.37%        1/16/2003           23,750           22,979
Federal Home Loan Bank                                         5.375%         3/2/2001           57,000           56,496
Federal Home Loan Bank                                          5.40%        1/15/2003           29,575           28,643
Federal Home Loan Bank                                          5.40%         2/2/2004          103,000           97,683
Federal Home Loan Bank                                          5.42%        1/22/2003           30,000           29,069
Federal Home Loan Bank                                          5.50%        1/21/2003           30,000           29,143
Federal Home Loan Bank                                          5.60%         9/2/2003            8,000            7,756
Federal Home Loan Bank                                         5.625%        3/19/2001           20,000           19,894
Federal Home Loan Bank                                         5.735%        7/22/2003            8,180            7,975
Federal Home Loan Bank                                          5.97%       12/12/2000            7,000            7,010
Federal Home Loan Mortgage Corp.                                5.00%        2/15/2001           50,000           49,330
Federal Home Loan Mortgage Corp.                                6.52%         1/2/2002           23,000           23,149
Federal National Mortgage Assn.                                 5.10%        9/25/2000           15,000           14,920
Federal National Mortgage Assn.                                 5.72%         1/9/2001           10,000            9,968
Federal National Mortgage Assn.                                 5.72%        3/13/2001            9,000            8,962
Federal National Mortgage Assn.                                 5.75%        4/15/2003           78,000           76,391
Federal National Mortgage Assn.                                 5.83%       10/16/2000           15,000           14,994
Federal National Mortgage Assn.                                 5.86%        8/20/2003           71,835           70,087
Federal National Mortgage Assn.                                5.875%        4/23/2004           10,000            9,665
Federal National Mortgage Assn.                                 5.90%        4/12/2004           30,565           29,593
Federal National Mortgage Assn.                                 5.94%        3/29/2004           12,052           11,687
Federal National Mortgage Assn.                                 5.96%        4/23/2003           86,000           84,365
Federal National Mortgage Assn.                                 5.97%        10/2/2000           11,000           11,013
Federal National Mortgage Assn.                                 6.00%        4/23/2003           30,000           29,465
Federal National Mortgage Assn.                                 6.01%        7/17/2000           39,010           38,285
Federal National Mortgage Assn.                                 6.06%         5/7/2003           31,000           30,472
Federal National Mortgage Assn.                                 6.10%        5/21/2003           20,000           19,680
Federal National Mortgage Assn.                                 6.17%        1/31/2004 (1)       18,769           18,340
Federal National Mortgage Assn.                                 6.18%       12/10/2001           10,000            9,951
Federal National Mortgage Assn.                                 6.23%         3/1/2002           13,250           13,251
Federal National Mortgage Assn.                                6.375%        1/16/2002           14,000           14,059
Federal National Mortgage Assn.                                 6.44%       11/15/2001           28,635           28,584
Federal National Mortgage Assn.                                 6.45%        2/14/2002           10,000            9,981
Federal National Mortgage Assn.                                 6.70%         5/6/2002           12,750           12,900
Federal National Mortgage Assn.                                 6.80%        1/10/2003           21,600           21,854
                                                                                                              ----------
                                                                                                               1,018,419
                                                                                                              ----------
MORTGAGE-BACKED SECURITIES (24.2%)
Federal Home Loan Mortgage Corp.                                5.50%        11/1/2000 (1)        6,588            6,491
Federal Home Loan Mortgage Corp.                                5.50%         1/1/2001 (1)       17,994           17,669

-------------------------------------------------------------------------------------------------------------------
                                                                                              FACE          MARKET
                                                                         MATURITY           AMOUNT          VALUE*
                                                           COUPON            DATE            (000)           (000)
-------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.                            5.81%       1/25/2001 (1)     $ 20,000      $   19,675
Federal Home Loan Mortgage Corp.                            6.00%       7/1/2005  (1)       11,817          11,451
Federal Home Loan Mortgage Corp                             6.00%        8/1/2005 (1)       36,353          35,225
Federal Home Loan Mortgage Corp.                            6.00%        7/1/2006 (1)       41,802          40,505
Federal Home Loan Mortgage Corp.                            6.11%        9/7/2001 (1)       45,000          44,550
Federal Home Loan Mortgage Corp.                            6.35%       3/18/2001 (1)       10,000           9,948
Federal Home Loan Mortgage Corp.                            6.43%      12/19/2000 (1)       41,999          41,907
Federal Home Loan Mortgage Corp.                            6.53%      11/25/2010 (1)       26,733          26,716
Federal Home Loan Mortgage Corp.                            6.59%       8/31/2000 (1)       22,009          21,971
Federal Home Loan Mortgage Corp.                            6.92%       9/25/2000 (1)        9,638           9,632
Federal National Mortgage Assn.                             6.00%       10/1/2005 (1)       15,988          15,492
Federal National Mortgage Assn.                             6.00%       11/1/2005 (1)       13,770          13,343
Federal National Mortgage Assn.                             6.00%       6/29/2006 (1)       49,782          48,238
Vendee Mortgage Trust (U.S. Government Guaranteed)          6.50%       8/26/2001 (1)       16,628          16,611
Vendee Mortgage Trust (U.S. Government Guaranteed)          6.50%      12/14/2001 (1)       24,641          24,633
                                                                                                        ----------
                                                                                                           404,057
                                                                                                        ----------
------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
  (COST $1,608,899)                                                                                      1,580,618
------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (4.9%)
------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government Obligations in a
  Pooled Cash Account                                       5.07%        8/2/1999           71,572          71,572
Collateralized by U.S. Government Obligations in a
  Pooled Cash Account--Note I                               5.10%        8/2/1999           10,213          10,213
------------------------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (COST $81,785)                                                                                            81,785
------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.7%)
  (COST $1,690,684)                                                                                      1,662,403
------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.3%)
------------------------------------------------------------------------------------------------------------------
Other Assets--Note C                                                                                        21,010
Liabilities--Note I                                                                                        (15,518)
                                                                                                        ----------
                                                                                                             5,492
------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
------------------------------------------------------------------------------------------------------------------
Applicable to 167,286,209 outstanding $.001 par value shares of beneficial interest
  (unlimited authorization)                                                                             $1,667,895
==================================================================================================================

NET ASSET VALUE PER SHARE                                                                                    $9.97
==================================================================================================================

*See Note A in Notes to Financial Statements.

(1) The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.


-----------------------------------------------------------------------------------------------------------------
 AT JULY 31, 1999, NET ASSETS CONSISTED OF:
-----------------------------------------------------------------------------------------------------------------
                                                                                            AMOUNT            PER
                                                                                             (000)          SHARE
-----------------------------------------------------------------------------------------------------------------
 Paid in Capital                                                                       $1,716,967         $10.26
 Undistributed Net Investment Income                                                           --             --
 Accumulated Net Realized Losses                                                          (20,791)          (.12)
 Unrealized Depreciation--Note H                                                          (28,281)          (.17)
-----------------------------------------------------------------------------------------------------------------
 NET ASSETS                                                                            $1,667,895         $ 9.97
=================================================================================================================

-----------------------------------------------------------------------------------------------------------------------
                                                                                                    FACE         MARKET
                                                                            MATURITY              AMOUNT         VALUE*
SHORT-TERM CORPORATE FUND                                      COUPON           DATE               (000)          (000)
-----------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (84.8%)
-----------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES (21.1%)
ARG Funding Corp.                                               5.88%       3/6/2002 (1)(3)     $ 45,000     $   44,326
Advanta Mortgage Loan Trust                                     5.98%       3/1/2014 (1)          28,750         28,600
Advanta Mortgage Loan Trust                                     6.25%      2/25/2020 (1)          39,000         38,912
American Express Credit Account Master Trust                    5.85%     11/15/2006 (1)          24,800         23,810
American Express Credit Account Master Trust                    6.40%      4/15/2005 (1)          49,500         49,480
Banc One Financial Services Home Equity Loan Trust              6.69%      8/25/2013 (1)          23,000         23,035
CIT Home Equity Loan Trust                                      6.08%     12/15/2007 (1)          25,000         25,008
CIT Home Equity Loan Trust                                      6.37%      3/15/2012 (1)           6,549          6,552
California Infrastructure & Economic Development Bank
  SP Trust PG&E-1                                               6.15%      6/25/2002 (1)           8,417          8,450
California Infrastructure & Economic Development Bank
  SP Trust PG&E-1                                               6.42%      9/25/2008 (1)          10,000          9,863
California Infrastructure & Economic Development Bank SCE-1     6.14%     10/12/1999 (1)           8,909          8,941
California Infrastructure SP SCE-1                              6.28%      9/25/2005 (1)          20,000         19,836
Chase Manhattan Auto Trust                                      6.65%      9/15/2003 (1)          17,576         17,575
Chemical Master Credit Card Trust I                             6.38%      6/15/2003 (1)          10,000         10,079
Citibank Credit Card Master Trust                               5.55%       1/9/2006 (1)          15,187         14,400
Citibank Credit Card Master Trust                               5.75%      1/15/2003 (1)          10,400         10,379
Citibank Credit Card Master Trust                               5.95%       2/7/2005 (1)          10,400         10,114
Citibank Credit Card Master Trust                               6.35%      8/15/2000 (1)          28,000         28,131
Citibank Credit Card Master Trust                               6.70%      2/15/2004 (1)          13,000         13,010
ComEd Transitional Funding Trust Series                         5.34%      3/25/2004 (1)          35,000         34,176
ComEd Transitional Funding Trust Series                         5.39%      6/25/2005 (1)          50,000         48,300
Countrywide ABS Certificate                                     6.24%      9/25/2018 (1)          25,522         25,158
Countrywide ABS Certificate                                    6.675%      2/25/2012 (1)           3,165          3,166
Credit Card Merchant Voucher Receivables Master Trust           6.23%       8/1/2002 (1)(3)       16,322         16,227
Dayton Hudson Credit Card Master Trust                          6.25%      8/25/2005 (1)          15,000         14,883
Discover Card Master Trust I Series                             5.75%      4/15/2001 (1)          77,290         76,684
Discover Card Master Trust I Series                             6.55%      2/18/2003 (1)          15,700         15,812
EQCC Home Equity Loan Trust Class A                            6.223%     11/25/2001 (1)          19,650         19,394
Ford Credit Auto Owner Trust                                    6.15%     12/15/2001 (1)          25,000         24,852
Ford Credit Auto Loan Master Trust                              6.50%      8/15/2002 (1)          35,000         35,264
General Electric Capital Mortgage Services                      6.26%     12/15/2012 (1)          14,700         14,691
Honda Auto Lease Trust                                          6.45%      9/15/2002 (1)          24,600         24,546
Household Credit Card Master Trust                              5.90%      5/15/2002 (1)          20,000         19,929
Illinois Power Special Purpose                                  5.26%      6/25/2003 (1)          10,000          9,902
MBNA Master Credit Card Trust                                   6.45%      2/15/2008 (1)           5,000          4,956
MBNA Master Credit Card Trust                                   6.60%      1/15/2003 (1)          10,000         10,089
Mellon Bank Home Equity Installment Loan Trust Series           6.21%      8/25/2009 (1)          11,500         11,454
NationsBank Credit Card Master Trust                            6.45%      4/15/2003 (1)          17,000         17,151
Navistar Financial                                              5.95%      4/15/2003 (1)          39,650         39,420
Navistar Financial                                              6.22%     10/17/2005 (1)           4,000          3,949
Neiman Marcus Credit Card Master Trust                          7.60%      6/15/2003 (1)           5,000          5,075
Option One Mortgage Loan Trust                                  5.92%      5/25/2029              23,250         22,790
PECO Energy Transition Trust                                    6.05%       3/1/2009 (1)          49,750         47,596
PNC Mortgage Securities Corp.                                   6.49%     10/25/2026 (1)          17,310         17,331
PP&L Transition Bonds Series                                    6.96%     12/26/2007 (1)          53,000         52,841
Premier Auto Trust                                              6.55%       9/6/2003 (1)           5,000          4,979
Providian Master Trust Series                                   6.25%      6/15/2007 (1)          40,000         39,680
Providian Master Trust Series                                   6.45%      1/15/2003 (1)          10,000          9,886
Residential Asset Securities Corp. Series                       6.00%      5/25/2020 (1)          73,650         72,596
Residential Asset Securities Corp. Series                      6.285%      9/25/2020 (1)          26,423         26,343
Toyota Auto Lease Trust                                         6.20%      9/25/1999 (1)          70,000         70,085
UAC Securitization Corp.                                        5.57%       9/8/2003 (1)          24,650         24,416
UAC Securitization Corp.                                        6.31%      12/8/2006 (1)          16,836         16,523
WFS Financial                                                   6.32%     10/20/2003 (1)          25,000         24,834
World Financial Network Credit Card Master Trust                6.70%      2/15/2004 (1)          41,000         41,317
                                                                                                             ----------
                                                                                                              1,336,796
                                                                                                             ----------

-----------------------------------------------------------------------------------------------------------------------
                                                                                                    FACE         MARKET
                                                                            MATURITY              AMOUNT         VALUE*
                                                               COUPON           DATE               (000)          (000)
-----------------------------------------------------------------------------------------------------------------------
FINANCE (38.6%)
  AUTO (2.7%)
  Ford Motor Credit Co.                                        5.375%     10/15/2002            $ 22,000       $ 21,156
  Ford Motor Credit Co.                                        6.125%      4/28/2003 (5)          29,000         28,258
  Ford Motor Credit Co.                                         6.55%      9/10/2002              28,000         27,863
  Ford Motor Credit Co.                                         6.85%      8/15/2000               5,000          5,044
  General Motors Acceptance Corp.                               6.21%      9/19/2000              35,000         35,030
  General Motors Acceptance Corp.                               6.65%      5/24/2000              30,000         30,173
  General Motors Acceptance Corp.                               8.40%     10/15/1999               5,000          5,027
  Toyota Motor Credit Corp.                                     5.50%      9/17/2001              20,000         19,631


  BANKS (11.6%)
  Banc One Corp.                                                6.40%       8/1/2002              10,000          9,911
  Banc One Corp.                                               6.875%       8/1/2006               7,000          6,880
  Bankers Trust NY Corp.                                        9.50%      6/14/2000              11,930         12,248
  Capital One Bank                                              6.40%       5/8/2003              15,000         14,576
  Capital One Bank                                              6.58%      4/17/2001              15,750         15,680
  Capital One Bank                                              6.60%      8/20/2001              10,200         10,138
  Compass Bank                                                  6.45%       5/1/2009               8,000          7,421
  CoreStates Capital Corp.                                     6.186%      10/2/2000              35,000         34,968
  Dime Bancorp Inc.                                             7.00%      7/25/2001              15,000         14,942
  First Fidelity Bancorp                                       9.625%      8/15/1999              23,540         23,566
  First National Bank of Commerce                               6.50%      1/14/2000              25,000         25,070
  First Union Corp.                                            8.125%      6/24/2002               5,000          5,182
  Firstar Corp.                                                 6.35%      7/13/2001              25,000         24,861
  Firstar Corp.                                                 6.50%      7/15/2002              20,000         19,828
  HSBC Americas Inc.                                           6.625%       3/1/2009              10,000          9,371
  Long Island Savings Bank                                      6.20%       4/2/2001              12,000         11,876
  Long Island Savings Bank                                      7.00%      6/13/2002              13,500         13,443
  Mellon Financial Co.                                          5.75%     11/15/2003               5,000          4,777
  Mellon Bank Corp.                                             7.00%      3/15/2006               6,250          6,131
  Mercantile Bancorp                                            6.80%      6/15/2001              11,512         11,548
  Meridian Bancorp                                             6.625%      6/15/2000              26,550         26,662
  The Money Store Inc.                                          8.05%      4/15/2002              10,277         10,588
  National City Bank Cleveland                                  6.35%      3/15/2001              36,860         36,830
  NationsBank Corp                                              5.80%      1/31/2001              14,675         14,550
  NationsBank Corp.                                            6.375%      5/15/2005              25,000         24,142
  NationsBank Corp.                                            8.125%      6/15/2002               9,898         10,268
  Norwest Corp.                                                6.125%     10/15/2000               6,225          6,218
  Norwest Corp.                                                 7.75%       3/1/2002               5,000          5,122
  Wells Fargo Co.                                               6.20%      12/1/2005               5,000          4,743
  PNC Funding Corp.                                            6.125%       9/1/2003               7,660          7,403
  PNC Funding Corp.                                            9.875%       3/1/2001               5,565          5,825
  Popular Inc.                                                  6.20%      4/30/2001              37,200         36,782
  Provident Bank of Ohio                                       6.125%     12/15/2000              12,700         12,640
  Providian National Bank                                       6.70%      3/15/2003              32,380         31,372
  Providian National Bank                                       6.75%      3/15/2002              30,000         29,473
  Security Pacific Corp.                                       11.00%       3/1/2001              20,907         22,308
  Shawmut National Corp.                                        7.20%      4/15/2003               7,000          7,064
  Southern National Corp.                                       7.05%      5/23/2003              28,469         28,400
  Summit Bancorp                                               8.625%     12/10/2002              26,725         27,899
  U.S. Bancorp                                                 5.213%      8/15/1999 (2)(3)       55,700         55,700
  US Bank NA Minnesota                                          5.25%       6/4/2003              20,000         18,907
  US Bank NA Minnesota                                          6.50%       2/1/2008               4,750          4,524
  Wachovia Corp.                                                6.70%      6/21/2004              20,550         20,380
  Wells Fargo & Co.                                            6.125%      11/1/2003               5,000          4,847

  CONSUMERS (1.8%)
  Aristar Inc.                                                 6.125%      12/1/2000              48,000         47,777
  Household Finance Corp.                                       7.00%       8/1/2003              12,000         11,950

-----------------------------------------------------------------------------------------------------------------------
                                                                                                    FACE         MARKET
                                                                            MATURITY              AMOUNT         VALUE*
SHORT-TERM CORPORATE FUND                                      COUPON          DATE                (000)          (000)
-----------------------------------------------------------------------------------------------------------------------
  Norwest Financial Corp.                                       7.95%      5/15/2002           $   4,200      $   4,336
  Sears Roebuck Acceptance Corp.                                6.22%      11/8/2000              48,000         47,958
  Sears Roebuck Acceptance Corp.                                6.69%      4/30/2001                 400            402

  DIVERSIFIED (2.5%)
  AT&T Capital Corp.                                            6.59%       8/4/2000               5,000          4,987
  AT&T Capital Corp.                                            6.70%      2/15/2001              50,000         49,626
  AT&T Capital Corp.                                           6.875%      1/16/2001               5,000          4,978
  Associates Corp. of North America                             5.75%      11/1/2003              38,000         36,388
  Associates Corp. of North America                             8.37%     12/21/1999              19,000         19,185
  Associates Corp. of North America                             8.40%     11/29/1999              10,000         10,083
  Finova Capital Corp.                                          6.05%      9/15/1999              25,000         25,009
  Finova Capital Corp.                                         6.625%      9/15/2001              10,250         10,226

  INSURANCE (3.7%)
  Conseco Inc.                                                  6.40%      2/10/2003              30,000         28,644
  Conseco Inc.                                                 7.875%     12/15/2000              15,000         15,120
  Liberty Financial Co.                                         6.75%     11/15/2008              17,650         16,707
  Orion Capital Corp.                                          9.125%       9/1/2002              15,225         15,975
  Progressive Corp.                                             7.30%       6/1/2006              12,290         12,381
  Progressive Corp.                                            10.00%     12/15/2000               7,000          7,306
  Prudential Insurance Co. of America                          6.375%      7/23/2006 (3)          30,000         28,726
  SunAmerica Inc.                                               6.20%     10/31/1999              26,000         26,032
  SunAmerica Inc.                                               6.58%      1/15/2002               5,000          5,018
  Travelers Property Casualty Corp.                             6.25%      10/1/1999              50,000         50,051
  Travelers Property Casualty Corp.                             6.75%       9/1/1999              30,000         30,026

  OTHER (16.3%)
  Associated Estates Realty Corp.                               6.88%      12/9/2004               5,000          4,229
  Associated Estates Realty Corp.                              8.375%      4/15/2000              15,680         15,621
  Bay Apartment Communities                                     6.50%      1/15/2005               8,300          7,848
  Bear, Stearns & Co., Inc.                                    7.625%      9/15/1999              10,000         10,022
  Bear, Stearns & Co., Inc.                                    7.625%      4/15/2000              26,900         27,189
  Bradley Operating LP                                          7.00%     11/15/2004              10,000          9,604
  Chelsea GCA Realty                                            7.75%      1/26/2001              18,930         18,918
  Colonial Realty LP                                            6.96%      7/26/2004              25,000         23,919
  Comdisco Inc.                                                 5.75%      2/15/2001              15,000         14,801
  Dean Witter Discover & Co.                                    6.30%      1/15/2006               8,000          7,624
  Donaldson Lufkin & Jenrette, Inc.                             6.00%      12/1/2001              25,000         24,644
  Donaldson Lufkin & Jenrette, Inc.                             6.25%       8/1/2001              29,650         29,446
  Donaldson Lufkin & Jenrette, Inc.                             6.70%      6/30/2000              15,000         15,077
  ERAC USA Finance Co.                                          6.35%      1/15/2001 (3)           7,330          7,284
  ERAC USA Finance Co.                                         6.625%      5/15/2006 (3)          35,000         33,006
  ERAC USA Finance Co.                                          7.00%      6/15/2000 (3)           9,880          9,920
  Equity Residential Properties Trust Operating LP              7.95%      4/15/2002               7,000          7,134
  First Industrial LP                                           7.00%      12/1/2006              17,000         15,751
  First Industrial LP                                           7.15%      5/15/2027               8,150          7,939
  First Industrial LP                                          7.375%      5/15/2004 (3)          12,000         11,651
  Gables Realty LP                                              6.80%      3/15/2005              10,000          9,334
  Goldman Sachs Group LP                                        6.20%     12/15/2000 (3)          32,725         32,706
  Goldman Sachs Group LP                                       6.875%      9/15/1999 (3)          16,175         16,195
  HRPT Properties Trust                                         6.70%      2/23/2005              25,000         23,046
  JDN Realty Corp.                                              6.80%       8/1/2004              26,300         24,837
  Lehman Brothers Holdings Inc.                                 5.37%     10/18/1999 (2)          10,000          9,997
  Lehman Brothers Holdings Inc.                                 6.20%      1/15/2002              35,000         34,287
  Lehman Brothers Holdings Inc.                                 6.25%       4/1/2003              47,000         45,390
  Lehman Brothers Holdings Inc.                                6.375%     10/23/2000              33,000         32,951
  Lehman Brothers Holdings Inc.                                 7.00%      5/15/2003              14,800         14,636
  Lehman Brothers Holdings Inc.                                7.375%      5/15/2004               9,930          9,930
  Mack-Cali Realty                                              7.25%      3/15/2009               9,500          8,961

-----------------------------------------------------------------------------------------------------------------------
                                                                                                    FACE         MARKET
                                                                            MATURITY              AMOUNT         VALUE*
                                                               COUPON          DATE                (000)          (000)
-----------------------------------------------------------------------------------------------------------------------
  Merrill Lynch & Co., Inc.                                     5.72%      4/15/2002           $  50,000     $   48,867
  Merrill Lynch & Co., Inc.                                     6.05%       3/6/2001              14,500         14,425
  Morgan Stanley, Dean Witter & Co.                            5.625%      1/20/2004              12,000         11,360
  Morgan Stanley, Dean Witter, Discover & Co.                   5.75%      2/15/2001              10,500         10,401
  Morgan Stanley, Dean Witter, Discover & Co.                  5.875%      2/28/2001              55,000         54,574
  Newcourt Credit Group                                        6.875%      2/16/2005 (3)          14,700         13,943
  Oasis Residential Inc.                                        6.75%     11/15/2001              22,600         22,342
  PaineWebber Group Inc.                                        6.32%      3/18/2003              25,000         24,309
  PaineWebber Group Inc.                                       6.375%      5/15/2004              27,060         26,113
  PaineWebber Group Inc.                                        6.45%      12/1/2003              25,900         25,169
  PaineWebber Group Inc.                                       7.625%     10/15/2008               5,000          5,037
  Post Apartment Homes LP                                      5.277%       9/3/1999 (2)          30,000         29,907
  Post Apartment Homes LP                                       7.02%       4/2/2001              20,000         20,004
  Reckson Operating Partnership LP                              7.40%      3/15/2004              10,000          9,746
  Reckson Operating Partnership LP                              7.75%      3/15/2009              21,000         19,965
  Regency Centers LP                                            7.40%       4/1/2004               6,900          6,646
  Salomon Smith Barney Holdings Inc.                            7.30%      5/15/2002              25,400         25,679
  Salomon Smith Barney Holdings Inc.                            7.50%       5/1/2002              11,500         11,681
  Salomon Smith Barney Holdings Inc.                            7.98%       3/1/2000              17,500         17,691
  Summit Properties Inc.                                       6.625%     12/15/2003              16,000         15,191
  Summit Properties Inc.                                        6.80%      8/15/2002              20,000         19,412
  Summit Properties Inc.                                        6.95%      8/15/2004              12,500         11,901
  Summit Properties Inc.                                        7.20%      8/15/2007               5,000          4,638
  Topaz Ltd. (Morgan Stanley)                                   6.92%       8/7/2003 (3)          13,607         13,502
  Trinet Corp. Realty Trust                                     7.30%      5/15/2001               5,500          5,352
  Wellsford Residential Property Trust                         9.375%       2/1/2002               5,175          5,422
                                                                                                             ----------
                                                                                                              2,453,311
                                                                                                             ----------
INDUSTRIAL (14.4%)
CBI Industries                                                  7.53%      8/26/1999              15,000         15,016
CSC Enterprises                                                 6.50%     11/15/2001 (3)          28,500         28,465
Cabot Industrial Properties, LP                                7.125%       5/1/2004              16,670         16,260
Champion Enterprises Inc.                                      7.625%      5/15/2009 (3)           8,000          7,459
Coastal Corp.                                                   6.50%      5/15/2006              10,000          9,568
Comdisco Inc.                                                   6.00%      1/30/2002              28,800         28,235
Continental Airlines Pass-Through Trust                        6.331%      4/15/2003              14,949         14,852
Continental Airlines Pass-Through Trust                        6.465%     10/15/2004              10,510         10,322
Continental Airlines Pass-Through Trust                        6.541%      3/15/2008              13,765         13,155
Continental Airlines Pass-Through Trust                         6.80%       7/2/2007              10,620         10,261
Continental Airlines Pass-Through Trust                        7.434%      9/15/2004               6,700          6,677
Cox Communications, Inc.                                       6.375%      6/15/2000              37,000         37,095
Delta Air Lines                                                 6.65%      3/15/2004              33,400         32,536
Delta Air Lines                                               10.375%       2/1/2011               5,750          6,880
Dillard's Inc.                                                  5.79%     11/15/2001              25,000         24,552
Dillard's Inc.                                                 6.625%     11/15/2008              15,000         14,094
R.R. Donnelley & Sons Co.                                       7.96%      11/8/1999              15,000         15,080
Dresser Industries, Inc.                                        8.00%      4/15/2003              20,067         21,032
Electronic Data Systems Corp.                                   6.85%      5/15/2000 (3)          18,000         18,145
Federal Express Corp.                                          9.875%       4/1/2002               8,195          8,736
Finova Capital Corp                                             6.11%      2/18/2003              35,600         34,528
Food Lion, Inc.                                                 8.41%      9/26/2001               5,000          5,174
Harrahs Operating Co., Inc.                                     7.50%      1/15/2009              22,400         21,553
Hertz Corp.                                                     6.50%       4/1/2000               5,000          5,015
Hertz Corp.                                                    7.375%      6/15/2001               8,275          8,364
International Paper Co.                                        6.125%      11/1/2003               5,500          5,351
International Paper Co.                                         9.50%      3/15/2002               5,100          5,437
Knight-Ridder, Inc.                                             8.50%       9/1/2001              12,771         13,124
Kroger Co.                                                      6.34%       6/1/2001 (3)           9,575          9,521
Lafarge Corp                                                   6.375%      7/15/2005              14,860         14,291
Lockheed Martin Corp.                                           6.85%      5/15/2001               7,000          7,026

                                       9

-----------------------------------------------------------------------------------------------------------------------
                                                                                                    FACE         MARKET
                                                                            MATURITY              AMOUNT         VALUE*
SHORT-TERM CORPORATE FUND                                      COUPON           DATE               (000)          (000)
-----------------------------------------------------------------------------------------------------------------------
McDonald's Corp.                                               8.375%     10/29/1999           $   8,550      $   8,608
Minnesota Mining & Manufacturing ESOP Trust                     5.62%      7/15/2009 (3)          46,645         43,722
Mobil Corp. ESOP                                                9.17%      2/29/2000              16,887         17,228
Monsanto Co.                                                   5.625%      12/1/2001 (3)          15,000         14,648
Occidental Petroleum Corp.                                      6.75%      9/16/1999               6,000          6,006
Occidental Petroleum Corp.                                      8.50%      11/9/2001              10,000         10,338
PanAmSat Corp.                                                  6.00%      1/15/2003               7,500          7,177
PanAmSat Corp.                                                 6.125%      1/15/2005              30,000         27,874
Parker Retirement Savings Plan Trust                            6.34%      7/15/2008 (3)          23,174         22,296
Pepsi Bottling Holdings Inc.                                   5.375%      2/17/2004 (3)          25,000         23,706
Philip Morris Cos., Inc.                                        7.00%      7/15/2005               5,000          4,911
Philip Morris Cos., Inc.                                        7.25%      1/15/2003               9,200          9,245
Philip Morris Cos., Inc.                                        8.25%     10/15/2003               7,500          7,801
Praxair, Inc.                                                   6.70%      4/15/2001              52,000         52,116
Rockwell International Corp.                                   8.875%      9/15/1999              33,860         33,992
Sara Lee Corp.                                                  6.50%      5/16/2000              15,000         15,083
Security Capital Group                                          7.75%     11/15/2003              20,000         19,735
TCI Communications, Inc.                                       6.375%      9/15/1999              25,000         25,029
TRW Inc.                                                        6.50%       6/1/2002 (3)          20,000         19,768
Telecommunications, Inc.                                        8.25%      1/15/2003              10,000         10,490
USA Waste Services                                              6.50%     12/15/2002              22,000         21,530
Union Carbide Corp.                                             7.00%       8/1/1999              12,315         12,309
Union Pacific Corp.                                             7.00%      6/15/2000              10,000         10,073
Union Pacific Railroad Co. (Equipment Trust Certificate)        6.99%      7/23/1999                 231            232
VF Corp.                                                        7.60%       4/1/2004              18,635         18,699
                                                                                                              ---------
                                                                                                                910,420
                                                                                                              ---------
UTILITIES (10.7%)
AEP Resources Inc.                                              6.50%      12/1/2003 (3)          50,000         48,775
Arizona Public Service                                          5.75%      9/15/2000              11,950         11,901
Baltimore Gas & Electric Co.                                    6.68%     10/11/2001              16,000         16,044
Boston Edison Co.                                               6.05%      8/15/2000              25,500         25,495
Boston Edison Co.                                               6.80%       2/1/2000              10,000         10,046
Boston Edison Co.                                               6.80%      3/15/2003              14,000         13,889
Cinergy Corp.                                                  6.125%      4/15/2004 (3)           8,850          8,543
Cinergy Global Resources                                        6.20%      11/3/2008 (3)           5,000          4,648
Coastal Corp.                                                  6.375%       2/1/2009              15,300         14,088
Connectiv Inc.                                                  6.73%       6/1/2006              63,000         61,949
Consolidated Edison                                             6.50%       2/1/2001               5,000          5,012
Duquesne Light Co.                                              6.10%      5/10/2000               2,100          2,102
East Coast Power                                               6.737%      3/31/2008 (3)           8,487          8,005
Edison Mission Energy Funding Corp.                             6.77%      8/24/2001 (3)          21,294         21,115
Florida Gas Transmission                                        8.14%      11/1/1999 (3)          10,000         10,051
GTE Corp.                                                       6.36%      4/15/2006               7,950          7,669
GTE Corp.                                                       6.39%      9/11/2000              10,000         10,045
GTE Northwest Inc.                                             7.375%       5/1/2001              10,000         10,179
GTE Southwest Inc.                                              5.82%      12/1/1999              18,650         18,658
Indiana Michigan Power Co.                                      6.40%       3/1/2000              20,000         20,055
KN Energy Inc.                                                  6.45%     11/30/2001              24,850         24,483
KN Energy Inc.                                                  6.65%       3/1/2005               5,000          4,767
Kansas City Power & Light Co.                                   6.50%     11/14/2001               5,000          4,994
Kern River Funding Corp.                                        6.42%      4/22/2000 (3)           8,196          8,206
LG&E Capital Corp.                                             6.205%       5/1/2004 (3)          21,700         20,969
MCN Investment Corp.                                            6.03%       2/1/2001               4,000          3,957
Mid American Energy Co.                                         7.23%      9/15/2005              12,500         12,352
Midamerican Funding LLC                                         5.85%       3/1/2001 (3)          20,000         19,808
Nevada Power Co.                                                6.20%      4/15/2004               6,850          6,593
Nevada Power Co.                                                7.06%       5/1/2000              12,000         12,080
Nipsco Capital Markets                                          7.39%       4/1/2004               5,000          5,007
NYNEX Credit Co.                                                6.50%      9/15/2000 (3)          30,000         30,044

                                       10

-----------------------------------------------------------------------------------------------------------------------
                                                                                                    FACE         MARKET
                                                                            MATURITY              AMOUNT         VALUE*
                                                           COUPON               DATE               (000)          (000)
-----------------------------------------------------------------------------------------------------------------------
NYNEX Corp. Capital Funding                                 8.10%          11/1/1999            $  5,070      $   5,098
NYNEX Corp. Capital Funding                                 8.11%          11/1/1999              15,000         15,083
PSE&G Capital Corp.                                         6.25%          5/15/2003 (3)          25,000         24,290
PSE&G Capital Corp.                                         6.74%         10/23/2001 (3)          26,000         25,921
Progress Capital Holdings                                   5.47%         10/23/2000 (3)          25,000         24,659
Progress Capital Holdings                                   6.88%           8/1/2001 (3)          20,000         19,985
Texas Utilities Co.                                         8.25%           4/1/2004               6,000          6,301
Texas Utilities Co.                                         9.50%           8/1/1999               8,500          8,500
US West Capital Funding, Inc.                              6.125%          7/15/2002              32,000         31,327
US West Capital Funding, Inc.                               6.25%          7/15/2005              15,000         14,199
Virginia Electric Power                                     6.30%          6/21/2001              19,750         19,684
                                                                                                              ---------
                                                                                                                676,576
                                                                                                              ---------
-----------------------------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
  (COST $5,461,655)                                                                                           5,377,103
-----------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (1.8%)
-----------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (0.3%)
U.S. Treasury Bond                                          5.50%          5/15/2009               1,430          1,387
U.S. Treasury Note                                         5.625%          5/15/2001              15,000         15,001
U.S. Treasury Note                                          6.50%          5/15/2005               6,000          6,142
                                                                                                              ---------
                                                                                                                 22,530
                                                                                                              ---------
AGENCY BONDS & NOTES (0.7%)
Federal Home Loan Mortgage Corp.                            6.11%          9/7/2001  (1)          23,000         22,770
Federal Home Loan Mortgage Corp.                            6.43%         12/19/2000 (1)          13,125         13,096
Federal Home Loan Mortgage Corp.                            6.92%          9/25/2000 (1)           8,109          8,104
Government Export Trust (U.S. Government Guaranteed)        6.61%          9/15/1999 (1)             375            376
                                                                                                              ---------
                                                                                                                 44,346
                                                                                                              ---------
MORTGAGE-BACKED SECURITIES (0.8%)
Federal Home Loan Mortgage Corp.                            5.50%          10/1/2000 (1)          11,108         10,931
Federal Home Loan Mortgage Corp.                            6.00%          12/1/1999 (1)           5,139          5,129
Federal Home Loan Mortgage Corp.                            6.00%           1/1/2001 (1)           9,386          9,270
Federal Home Loan Mortgage Corp.                            6.50%          10/1/1999 (1)           4,312          4,310
Federal Home Loan Mortgage Corp.                            7.00%           3/1/2000 (1)           8,584          8,584
Federal Home Loan Mortgage Corp.                            7.00%           5/1/2000 (1)           3,378          3,379
Federal National Mortgage Assn.                             6.00%           1/1/2001 (1)           6,715          6,622
                                                                                                              ---------
                                                                                                                 48,225
                                                                                                              ---------
-----------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
  (COST $115,978)                                                                                               115,101
-----------------------------------------------------------------------------------------------------------------------
FOREIGN BONDS (U.S. DOLLAR-DENOMINATED)(11.0%)
-----------------------------------------------------------------------------------------------------------------------
Australian Gas Light Co.                                    6.40%          4/15/2008 (3)          10,000          9,390
Banco Latinoamericano de Exportaciones                      6.35%          4/10/2000 (3)          25,000         24,980
Bank of Nova Scotia                                         9.00%          10/1/1999              12,394         12,459
CIBC Capital Funding LP                                     6.25%         12/17/2002 (3)          25,000         24,573
Canadian Imperial Bank of Commerce (NY)                     6.20%           8/1/2000              70,525         70,701
Corporacion Nacional del Cobre de Chile                    7.375%           5/1/2009 (3)          30,985         28,681
Israel Electric Corp.                                       7.25%         12/15/2006 (3)          13,000         12,775
Kimberly-Clark de Mexico                                   8.875%           8/1/2009               7,860          7,822
Korea Electric Power                                        7.00%          10/1/2002               6,000          5,802
Korea Electric Power                                       10.00%           4/1/2001 (3)          11,980         12,360
Korea Development Bank                                     7.125%          9/17/2001              52,820         52,195
Korea Development Bank                                     7.125%          4/22/2004              17,350         16,595
Korea Development Bank                                     7.375%          9/17/2004               5,000          4,809
Malaysia                                                    8.75%           6/1/2009              15,670         15,356
National Westminster Bancorp Inc.                           9.45%           5/1/2001               8,881          9,315
Noranda, Inc.                                               8.00%           6/1/2003              20,000         20,223
Noranda, Inc.                                              8.625%          7/15/2002              15,000         15,416
Oil Enterprises Ltd.                                       6.239%          6/30/2008 (1)(3)       38,607         37,024

-----------------------------------------------------------------------------------------------------------------------
                                                                                                    FACE         MARKET
                                                                            MATURITY              AMOUNT         VALUE*
SHORT-TERM CORPORATE FUND                                      COUPON           DATE               (000)          (000)
-----------------------------------------------------------------------------------------------------------------------
PacifiCorp Australia LLC                                        6.15%      1/15/2008 (3)(4)    $  20,900     $   19,391
Pemex Finance Ltd.                                             6.125%     11/15/2003 (3)           5,850          5,784
Pemex Finance Ltd.                                              9.14%      8/15/2004 (3)          44,350         44,035
Pemex Finance Ltd.                                              9.69%      8/15/2009 (3)          31,000         30,752
Petroliam Nasional Berhad                                      7.125%     10/18/2006 (3)          26,450         23,461
Placer Dome Inc.                                                6.14%      1/29/2002              15,000         14,457
Pohang Iron & Steel Co. Ltd.                                   7.125%      7/15/2004              13,015         12,339
Pohang Iron & Steel Co. Ltd.                                    7.50%       8/1/2002              11,320         11,097
Province of Ontario                                             5.50%      10/1/2008               5,000          4,527
Province of Ontario                                            7.375%      1/27/2003              10,000         10,245
Province of Saskatchewan                                       6.625%      7/15/2003              11,100         11,096
Qantas Airways                                                  7.75%      6/15/2009              24,750         24,833
TPSA Finance BV                                                 7.75%     12/10/2008 (3)          27,000         25,526
Telecom Argentina                                               9.75%      7/12/2001               4,800          4,752
Telecomunicaciones de Puerto Rico                               6.15%      5/15/2002 (3)           5,000          4,898
Telefonica de Argentina                                        9.125%       5/7/2008              10,000          8,625
Telefonica de Argentina                                        9.875%       7/1/2002              10,000          9,838
The State of Qatar                                              9.50%      5/21/2009 (3)          17,500         17,596
Trans Canada Pipelines                                          7.15%      6/15/2006              11,750         11,624
Westpac Banking                                                9.125%      8/15/2001              24,966         26,160
-----------------------------------------------------------------------------------------------------------------------
TOTAL FOREIGN BONDS
  (COST $712,112)                                                                                               701,512
-----------------------------------------------------------------------------------------------------------------------
TAXABLE MUNICIPAL BOND (0.6%)
-----------------------------------------------------------------------------------------------------------------------
Power Authority of the State of NY
  (COST $35,000)                                                6.05%      2/15/2015              35,000         34,967
-----------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (3.0%)
-----------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government Obligations in a
  Pooled Cash Account                                           5.07%       8/2/1999             174,172        174,172
Collateralized by U.S. Government Obligations in a
  Pooled Cash Account--Note I                                   5.10%       8/2/1999              14,374         14,374
-----------------------------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (COST $188,546)                                                                                               188,546
-----------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (101.2%)
  (COST $6,513,291)                                                                                           6,417,229
-----------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-1.2%)
-----------------------------------------------------------------------------------------------------------------------
Other Assets--Note C                                                                                            141,312
Liabilities--Note I                                                                                            (217,793)
                                                                                                              ---------
                                                                                                                (76,481)
-----------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)                                                                                            $6,340,748
=======================================================================================================================

*See Note A in Notes to Financial Statements.

(1) The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.

(2) Adjustable Rate Security.

(3) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 1999, the aggregate value of these securities was $1,067,161,000, representing 16.8% of net assets.

(4) Scheduled principal and interest payments are guaranteed by Ambac Assurance Corporation.

(5) Securities with a value of $4,872,000 have been segregated as initial margin for open futures contracts.

---------------------------------------------------------------------------------------------------------
                                                                                                  AMOUNT
                                                                                                   (000)
---------------------------------------------------------------------------------------------------------
 AT JULY 31, 1999, NET ASSETS CONSISTED OF:
---------------------------------------------------------------------------------------------------------
 Paid in Capital                                                                              $6,454,589
 Undistributed Net Investment Income                                                                  --
 Accumulated Net Realized Losses                                                                 (17,889)
 Unrealized Depreciation--Note H
  Investment Securities                                                                          (96,062)
  Futures Contracts                                                                                  110
---------------------------------------------------------------------------------------------------------
 NET ASSETS                                                                                   $6,340,748
=========================================================================================================

 Investor Shares--Net Assets applicable to 552,124,359 outstanding $.001 par value shares
  of beneficial interest (unlimited authorization)                                            $5,855,218
---------------------------------------------------------------------------------------------------------
 NET ASSET VALUE PER SHARE--INVESTOR SHARES                                                       $10.60
=========================================================================================================
Institutional Shares--Net Assets applicable to 45,783,127 outstanding $.001 par value shares
  of beneficial interest (unlimited authorization)                                              $485,530
---------------------------------------------------------------------------------------------------------
 NET ASSET VALUE PER SHARE--INSTITUTIONAL SHARES                                                  $10.60
=========================================================================================================

-----------------------------------------------------------------------------------------------------------------------
                                                                                                    FACE         MARKET
                                                                            MATURITY              AMOUNT         VALUE*
INTERMEDIATE-TERM TREASURY FUND                                COUPON           DATE               (000)          (000)
-----------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (98.0%)
-----------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (84.2%)
U.S. Treasury Inflation-Indexed Note                           3.875%      4/15/2029           $  28,545     $   27,894
U.S. Treasury Bond                                              7.50%     11/15/2016              28,720         32,041
U.S. Treasury Bond                                            10.375%     11/15/2012             250,200        315,277
U.S. Treasury Note                                             6.125%      8/15/2007             176,100        176,503
U.S. Treasury Note                                              6.50%      5/15/2005               2,550          2,610
U.S. Treasury Note                                              6.50%      8/15/2005               5,000          5,119
U.S. Treasury Note                                              6.50%     10/15/2006              13,100         13,407
U.S. Treasury Note                                             6.875%      5/15/2006              40,450         42,242
U.S. Treasury Note                                              7.00%      7/15/2006              47,800         50,237
U.S. Treasury Note                                              7.50%      2/15/2005             262,300        280,682
U.S. Treasury Note                                             7.875%     11/15/2004             201,100        218,139
Export Funding Trust (U.S. Government Guaranteed)               8.21%     12/29/2006 (1)          23,281         24,697
Government Export Trust (U.S. Government Guaranteed)            6.00%      3/15/2005 (1)          11,979         11,892
Guaranteed Trade Trust (U.S. Government Guaranteed)             6.69%      1/15/2009 (1)(2)       26,476         26,630
Guaranteed Trade Trust (U.S. Government Guaranteed)             7.02%       9/1/2004 (1)           9,740          9,917
Guaranteed Trade Trust (U.S. Government Guaranteed)             7.39%      6/26/2006 (1)           3,582          3,689
Guaranteed Trade Trust (U.S. Government Guaranteed)             7.46%     12/15/2005 (1)          21,761         22,445
Guaranteed Trade Trust (U.S. Government Guaranteed)             7.80%      8/15/2006 (1)           6,726          7,009
Guaranteed Trade Trust (U.S. Government Guaranteed)             8.17%      1/15/2007 (1)           5,625          5,956
Overseas Private Investment Corp.
  (U.S. Government Guaranteed)                                  5.94%      6/20/2006 (1)          14,737         14,559
Overseas Private Investment Corp.
  (U.S. Government Guaranteed)                                  6.08%      8/15/2004 (1)          18,591         18,492
Overseas Private Investment Corp.
  (U.S. Government Guaranteed)                                 6.726%      9/15/2010 (1)          17,000         17,027
Overseas Private Investment Corp.
  (U.S. Government Guaranteed)                                  6.75%     12/15/2008 (1)          10,529         10,631
Private Export Funding Corp.
  (U.S. Government Guaranteed)                                  5.25%      5/15/2005              40,900         38,311
Private Export Funding Corp. (U.S. Government Guaranteed)       5.73%      1/15/2004              39,000         37,837
Private Export Funding Corp. (U.S. Government Guaranteed)       5.87%      7/31/2008              73,300         68,573
Private Export Funding Corp. (U.S. Government Guaranteed)       6.49%      7/15/2007               8,500          8,386
Private Export Funding Corp. (U.S. Government Guaranteed)       7.11%      4/15/2007              13,100         13,410
                                                                                                             ----------
                                                                                                              1,503,612
                                                                                                             ----------
AGENCY BONDS & NOTES (13.8%)
Federal Home Loan Bank                                         4.925%     10/14/2008              31,800         27,809
Federal Home Loan Bank                                         5.315%     12/23/2008              53,450         48,075
Federal Home Loan Bank                                          5.80%       9/2/2008               3,000          2,817
Federal Home Loan Bank                                         5.945%      7/28/2008              48,500         45,654
Federal Home Loan Bank                                         6.525%      6/17/2009              14,500         14,185
Federal Home Loan Bank                                         6.795%      6/30/2009              38,800         38,703
Federal Home Loan Mortgage Corp.                                5.75%      3/15/2009              16,500         15,346
Federal National Mortgage Assn.                                6.375%      6/15/2009               2,800          2,728
Federal National Mortgage Assn.                                 6.40%      5/14/2009              54,800         52,086
                                                                                                             ----------
                                                                                                                247,403
                                                                                                             ----------
-----------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
  (COST $1,770,423)                                                                                           1,751,015
-----------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (0.5%)
-----------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government Obligations in a
  Pooled Cash Account
  (COST $9,637)                                                 5.07%       8/2/1999               9,637          9,637
-----------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (98.5%)
  (COST $1,780,060)                                                                                           1,760,652
-----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                                                                                                    MARKET
                                                                                                    VALUE*
                                                                                                     (000)
----------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (1.5%)
----------------------------------------------------------------------------------------------------------
Other Assets--Note C                                                                           $   34,725
Liabilities                                                                                        (8,453)
                                                                                               ----------
                                                                                                   26,272
----------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
----------------------------------------------------------------------------------------------------------
Applicable to 172,127,941 outstanding $.001 par value shares of beneficial interest
  (unlimited authorization)                                                                    $1,786,924
==========================================================================================================

NET ASSET VALUE PER SHARE                                                                      $    10.38
==========================================================================================================

*See Note A in Notes to Financial Statements.

(1) The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.

(2) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 1999, the value of this security was $26,630,000, representing 1.5% of net assets.

-------------------------------------------------------------------------------------------------------
 AT JULY 31, 1999, NET ASSETS CONSISTED OF:
-------------------------------------------------------------------------------------------------------
                                                                                       AMOUNT       PER
                                                                                        (000)     SHARE
-------------------------------------------------------------------------------------------------------
 Paid in Capital                                                                  $1,828,135    $10.62
 Undistributed Net Investment Income                                                      --        --
 Accumulated Net Realized Losses                                                     (21,803)     (.13)
 Unrealized Depreciation--Note H                                                     (19,408)     (.11)
-------------------------------------------------------------------------------------------------------
 NET ASSETS                                                                       $1,786,924    $10.38
=======================================================================================================

-----------------------------------------------------------------------------------------------------------------------
                                                                                                    FACE         MARKET
                                                                            MATURITY              AMOUNT         VALUE*
INTERMEDIATE-TERM CORPORATE FUND                               COUPON           DATE               (000)          (000)
-----------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (78.9%)
-----------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES (6.9%)
American Express Credit Account Master Trust                    5.85%     11/15/2006 (1)        $  5,000      $   4,800
California Infrastructure & Economic Development Bank
  SP Trust PG&E-1                                               6.31%      9/25/2020 (1)           4,409          4,318
California Infrastructure & Economic Development Bank
  SP Trust PG&E-1                                               6.32%      9/25/2005 (1)           1,650          1,640
California Infrastructure & Economic Development Bank
  SP Trust PG&E-1                                               6.38%      9/25/2008 (1)          15,000         14,762
California Infrastructure & Economic Development Bank
  SP Trust PG&E-1                                               6.42%      9/25/2008 (1)           1,800          1,775
Citibank Credit Card Master Trust                               6.30%      5/15/2008 (1)          10,000          9,619
Citibank Credit Card Master Trust                               6.70%      2/15/2004 (1)           5,000          5,004
ComEd Transitional Funding Trust                                5.63%      6/25/2009 (1)          15,000         14,051
Illinois Power Special Purpose                                  5.54%      6/25/2009 (1)           7,000          6,522
MBNA Master Credit Card Trust                                   6.45%      2/15/2008 (1)           5,000          4,956
PECO Energy Transition Trust                                    6.05%       3/1/2009 (1)          15,000         14,351
Providian Master Trust                                          6.25%     11/15/2002 (1)          10,000          9,920
Standard Credit Master Trust                                    7.25%       4/7/2008 (1)           3,200          3,277
                                                                                                              ---------
                                                                                                                 94,995
                                                                                                              ---------
FINANCE (39.0%)
  AUTOMOBILE (1.3%)
  Ford Motor Credit Co.                                         5.80%      1/12/2009              20,000         18,004

  BANKS (15.5%)
  BB&T Corp.                                                    7.25%      6/15/2007               5,000          4,922
  The Bank of New York Co., Inc.                               6.625%      6/15/2003               6,000          5,953
  The Bank of New York Co., Inc.                                8.50%     12/15/2004              10,000         10,572
  Bank One Corp.                                               10.00%      8/15/2010               8,312          9,972
  BankAmerica Corp.                                             7.20%      4/15/2006              10,000          9,911
  Citicorp                                                      6.75%      8/15/2005               5,000          4,922
  Compass Bank                                                 6.45%        5/1/2009              10,000          9,276
  CoreStates Capital Corp.                                      6.75%     11/15/2006              10,000          9,742
  First Bank NA                                                 6.00%     10/15/2003               4,200          4,063
  First Bank System, Inc.                                      6.875%      9/15/2007              10,000          9,796
  First Maryland Bancorp                                       6.875%       6/1/2009              13,000         12,476
  First Security Corp.                                         6.875%     11/15/2006              10,917         10,562
  First Tennessee Bank                                          5.75%      12/1/2008               5,000          4,433
  HSBC Americas Inc.                                           6.625%       3/1/2009              10,000          9,371
  HSBC Americas Inc.                                            7.00%      11/1/2006               2,000          1,954
  Mellon Bank Corp.                                             7.00%      3/15/2006              10,500         10,300
  Mellon Bank Corp.                                            7.625%      9/15/2007               5,000          5,110
  Meridian Bancorp, Inc.                                       6.625%      3/15/2003               3,000          2,975
  National City Bank of Kentucky                                6.30%      2/15/2011              10,000          9,150
  National City Corp.                                           5.75%       2/1/2009              10,000          8,946
  National City Corp.                                          6.625%       3/1/2004               6,700          6,602
  PNC Bank NA                                                  7.875%      4/15/2005               5,000          5,118
  PNC Funding Corp.                                            9.875%       3/1/2001               5,000          5,233
  Southern National Corp.                                       7.05%      5/23/2003              13,000         12,969
  Summit Bancorp                                               8.625%     12/10/2002               5,775          6,029
  Summit Bank                                                   6.75%      6/15/2003               8,335          8,222
  US Bank NA Minnesota                                          5.25%       6/4/2003               5,000          4,727
  Wells Fargo & Co.                                             6.25%      4/15/2008              10,000          9,356

  CONSUMERS (1.9%)
  Household Finance Corp.                                      5.875%       2/1/2009               7,000          6,277
  Norwest Financial, Inc.                                       7.20%       5/1/2007               5,000          4,997
  Norwest Financial, Inc.                                       7.50%      4/15/2005               5,000          5,079
  Sears Roebuck Acceptance Corp.                                6.69%      4/30/2001               5,000          5,019
  Sears Roebuck Acceptance Corp.                                6.80%      10/9/2002               5,000          5,010

-----------------------------------------------------------------------------------------------------------------------
                                                                                                    FACE         MARKET
                                                                            MATURITY              AMOUNT         VALUE*
                                                               COUPON           DATE               (000)          (000)
-----------------------------------------------------------------------------------------------------------------------
  DIVERSIFIED (0.9%)
  Associates Corp. of North America                             6.25%      11/1/2008            $  5,000       $  4,680
  Associates Corp. of North America                             7.54%      4/14/2004               3,000          3,063
  Finova Capital Corp.                                          6.75%     11/15/2004               5,000          4,886

  INSURANCE (5.6%)
  Conseco Inc.                                                  6.40%      2/10/2003              10,000          9,548
  Harleysville Group                                            6.75%     11/15/2003               7,500          7,199
  Horace Mann Educators Corp.                                  6.625%      1/15/2006               8,250          7,836
  Liberty Financial Co.                                         6.75%     11/15/2008              17,000         16,092
  NAC Re Corp.                                                  7.15%     11/15/2005               6,500          6,396
  Orion Capital Corp.                                          9.125%       9/1/2002              10,000         10,492
  Prudential Insurance Co. of America                          6.375%      7/23/2006 (2)          10,000          9,575
  Reinsurance Group of America Inc.                             7.25%       4/1/2006 (2)          10,000          9,854

  OTHER (13.8%)
  Amvescap PLC                                                  6.60%      5/15/2005               5,825          5,620
  BRE Properties, Inc.                                          7.20%      6/15/2007               2,000          1,901
  Bradley Operating LP                                          7.20%      1/15/2008               4,000          3,746
  Camden Property Trust                                        7.172%      6/21/2004               3,000          2,927
  Colonial Realty LP                                            6.96%      7/26/2004               5,000          4,784
  Commercial Net Lease Realty Inc.                             7.125%      3/15/2008               5,000          4,555
  Donaldson Lufkin & Jenrette, Inc.                             6.50%       4/1/2008               5,000          4,682
  Donaldson Lufkin & Jenrette, Inc.                             6.50%       6/1/2008              10,000          9,356
  ERAC USA Finance Co.                                         6.625%      5/15/2006 (2)          15,000         14,146
  Evans Withycombe Residential, Inc.                            7.50%      4/15/2004               3,000          2,998
  First Industrial LP                                           7.00%      12/1/2006               1,500          1,390
  First Industrial LP                                           7.60%      5/15/2007               3,000          2,879
  Gables Realty LP                                              6.80%      3/15/2005               5,000          4,667
  Goldman Sachs Group                                           6.65%      5/15/2009              10,000          9,524
  Highwoods Realty LP                                          8.125%      1/15/2009               5,000          4,877
  Irvine Apartment Communities Inc.                             7.00%      10/1/2007               5,000          4,467
  JDN Realty Corp.                                              6.80%       8/1/2004               3,500          3,305
  JDN Realty Corp.                                              6.95%       8/1/2007               3,075          2,809
  Lehman Brothers Holdings Inc.                                6.625%       2/5/2006              13,000         12,344
  Mack-Cali Realty                                              7.25%      3/15/2009               8,000          7,546
  Merry Land & Investment Co., Inc.                            6.875%      11/1/2004               2,000          1,931
  Merry Land & Investment Co., Inc.                             6.90%       8/1/2007               5,000          4,734
  Morgan Stanley, Dean Witter, Discover & Co.                   8.10%      6/24/2002               5,500          5,682
  Oasis Residential Inc.                                        6.75%     11/15/2001               2,500          2,471
  PNC Funding Corp.                                            6.125%      2/15/2009               5,000          4,582
  PaineWebber Group Inc.                                        6.45%      12/1/2003               5,000          4,859
  PaineWebber Group Inc.                                       7.625%     10/15/2008              10,000         10,075
  Realty Income Corp.                                           7.75%       5/6/2007               3,000          2,848
  Reckson Operating Partnership LP                              7.40%      3/15/2004               5,000          4,873
  Regency Centers LP                                            7.40%       4/1/2004               3,000          2,890
  Salomon Inc.                                                  6.74%     12/15/2003               5,000          4,943
  Salomon Inc.                                                  6.75%      2/15/2003               5,000          4,962
  Salomon Smith Barney Holdings Inc.                           6.875%      6/15/2005               5,000          4,906
  Security Capital Group                                        7.15%      6/15/2007               2,000          1,830
  Security Capital Pacific Trust                               7.375%     10/15/2006               3,000          2,819
  Shurgard Storage Centers, Inc.                                7.50%      4/25/2004               3,000          2,945
  Susa Partnership LP                                          7.00%       12/1/2007               4,000          3,689
  Topaz Ltd. (Morgan Stanley)                                   6.92%      3/10/2007 (1)(2)        9,950          9,874
                                                                                                               --------
                                                                                                                536,105
                                                                                                               --------
INDUSTRIAL (22.7%)
Allied Signal Inc.                                              6.20%       2/1/2008              13,300         12,563
Anheuser-Busch Cos., Inc.                                       6.75%       6/1/2005               2,000          1,969
Anheuser-Busch Cos., Inc.                                       7.10%      6/15/2007              10,000         10,041
Applied Materials Inc.                                          6.75%     10/15/2007               5,500          5,289

-----------------------------------------------------------------------------------------------------------------------
                                                                                                    FACE         MARKET
                                                                            MATURITY              AMOUNT         VALUE*
INTERMEDIATE-TERM CORPORATE FUND                               COUPON           DATE               (000)          (000)
-----------------------------------------------------------------------------------------------------------------------
Applied Materials, Inc.                                         8.00%       9/1/2004             $ 5,000       $  5,171
Burlington Northern Railroad Co. Equipment Trust                7.33%      6/23/2010 (1)           4,326          4,370
Cabot Industrial Properties, LP                                7.125%       5/1/2004               8,000          7,803
Cardinal Health, Inc.                                           6.00%      1/15/2006               8,845          8,338
Cardinal Health, Inc.                                           6.50%      2/15/2004               3,500          3,457
Champion Enterprises Inc.                                      7.625%      5/15/2009 (2)           4,000          3,730
Coastal Corp.                                                   6.50%      5/15/2006               5,000          4,784
Continental Airlines Pass-Through Trust                         6.41%     10/15/2008 (1)           3,344          3,223
Continental Airlines Pass-Through Trust                        6.748%      3/15/2017 (1)           9,527          8,852
Continental Airlines Pass-Through Trust                        7.434%      3/15/2006 (1)           5,000          4,982
Cox Communications, Inc.                                        6.50%     11/15/2002               3,000          2,954
Cox Communications, Inc.                                        6.69%      9/20/2004               8,430          8,203
Delta Airlines, Inc.                                          10.375%       2/1/2011              10,000         11,966
Delta Airlines, Inc. Pass-Through Trust                        7.541%     10/11/2011 (1)           4,429          4,336
Delta Airlines, Inc. Pass-Through Trust                         8.54%       1/2/2007 (1)           2,636          2,725
Dial Corp.                                                      6.50%      9/15/2008               5,000          4,686
Dillard's Inc.                                                 6.625%     11/15/2008               5,000          4,698
Dillard's Inc.                                                  6.69%       8/1/2007               5,000          4,766
Electronic Data Systems Corp.                                   6.85%      5/15/2000 (2)           5,000          5,040
First Data Corp.                                               6.375%     12/15/2007              12,000         11,342
Fred Meyer Inc.                                                 7.45%       3/1/2008               2,075          2,074
Harrahs Operating Co., Inc.                                     7.50%      1/15/2009              12,600         12,123
IBP, Inc.                                                      6.125%       2/1/2006               4,000          3,723
International Paper Co.                                         6.50%     11/15/2007               6,000          5,734
International Paper Co.                                        7.625%      1/15/2007              11,750         12,020
Kroger Co.                                                     6.375%       3/1/2008               2,140          1,995
Lafarge Corp                                                   6.375%      7/15/2005               4,750          4,568
Lexmark International, Inc.                                     6.75%      5/15/2008               5,000          4,722
Lucent Technologies, Inc.                                       7.25%      7/15/2006              10,000         10,240
Minnesota Mining & Manufacturing ESOP Trust                     5.62%      7/15/2009 (1)(2)        9,329          8,744
News America Inc.                                               6.75%       1/9/2010              10,000          9,354
Northwest Airlines Corp. Pass-Through Trust                     8.07%       1/2/2015 (1)          11,072         11,192
PanAmSat Corp.                                                 6.375%      1/15/2008               5,000          4,548
Parker Retirement Savings Plan Trust                            6.34%      7/15/2008 (1)(2)        4,701          4,522
Pepsi Bottling Holdings Inc.                                   5.625%      2/17/2009 (2)          10,000          8,997
Philip Morris Cos. Inc.                                        6.375%       2/1/2006               5,000          4,734
Praxair, Inc.                                                   6.70%      4/15/2001               5,000          5,011
Sealed Air Corp.                                                6.95%      5/15/2009 (2)          10,000          9,609
Smith International Inc.                                        7.00%      9/15/2007               7,500          7,284
TCI Communications, Inc.                                       6.875%      2/15/2006               7,000          6,910
TCI Communications, Inc.                                        7.25%       8/1/2005               7,000          7,110
Tektronix                                                       7.50%       8/1/2003               2,000          1,985
Tektronix                                                      7.625%      8/15/2002               5,310          5,313
Tyco International Group                                       6.125%      1/15/2009               5,000          4,614
Union Pacific Railroad Co. Equipment Trust                      6.12%       2/1/2004               2,000          1,922
The Upjohn Co. ESOP Trust                                       9.79%       2/1/2004 (1)           5,700          6,151
Western Atlas, Inc.                                            7.875%      6/15/2004               2,000          2,081
                                                                                                              ---------
                                                                                                                312,568
                                                                                                              ---------
UTILITIES (10.3%)
Baltimore Gas & Electric Co.                                    6.25%      12/8/2005               5,000          4,805
Baltimore Gas & Electric Co.                                    6.70%      12/1/2006               9,000          8,842
Cinergy Global Resources                                        6.20%      11/3/2008 (2)(3)       10,000          9,297
Coastal Corp.                                                  9.625%      5/15/2012              10,000         11,672
Consolidated Edison Inc.                                        6.25%       2/1/2008               7,750          7,378
East Coast Power                                               6.737%      3/31/2008 (2)           2,877          2,714
El Paso Energy Corp.                                            6.75%      5/15/2009              10,000          9,479
GTE Corp.                                                       6.36%      4/15/2006               5,000          4,823
GTE Northwest Inc.                                              5.55%     10/15/2008              15,000         13,486
GTE South Inc.                                                  6.00%      2/15/2008               7,000          6,518

-----------------------------------------------------------------------------------------------------------------------
                                                                                                    FACE         MARKET
                                                                            MATURITY              AMOUNT         VALUE*
                                                               COUPON           DATE               (000)          (000)
-----------------------------------------------------------------------------------------------------------------------
Kansas City Power & Light Co.                                   6.50%     11/14/2001            $  5,000     $    4,994
LG&E Capital Corp.                                              6.46%      1/15/2008 (2)           5,000          4,721
Midamerican Energy Holdings Co.                                6.375%      6/15/2006               5,000          4,803
Nipsco Capital Markets                                          7.39%       4/1/2004               9,000          9,013
PSE&G Capital Corp.                                             6.25%      5/15/2003 (2)          10,000          9,716
Progress Capital Holdings                                       7.45%       9/1/2003 (2)          10,000         10,076
Southwestern Bell Telephone                                     6.59%      9/29/2008               5,650          5,499
U S WEST Capital Funding, Inc.                                 6.375%      7/15/2008              14,350         13,391
                                                                                                             ----------
                                                                                                                141,227
                                                                                                             ----------
-----------------------------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
  (COST $1,131,732)                                                                                           1,084,895
-----------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (3.3%)
-----------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT SECURITIES (1.9%)
U.S. Treasury Bond                                              5.50%      5/15/2009              21,700         21,046
U.S. Treasury Note                                              6.50%      5/15/2005               5,000          5,119
                                                                                                             ----------
                                                                                                                 26,165
                                                                                                             ----------

AGENCY BONDS & NOTES (1.4%)
Federal Home Loan Bank Notes                                    5.29%     12/15/2008               3,000          2,694
Federal National Mortgage Assn.                                 6.40%      5/14/2009              18,000         17,109
                                                                                                             ----------
                                                                                                                 19,803
                                                                                                             ----------
-----------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
  (COST $47,022)                                                                                                 45,968
-----------------------------------------------------------------------------------------------------------------------

FOREIGN BONDS (U.S. DOLLAR-DENOMINATED)(15.9%)
-----------------------------------------------------------------------------------------------------------------------
ABN Amro Bank NV (Chicago Branch)                              6.625%     10/31/2001               7,705          7,724
Australian Gas Light Co.                                        6.40%      4/15/2008 (2)          10,000          9,390
Banco Latinoamericano de Exportaciones                          6.35%      4/10/2000 (2)           5,000          4,996
Bayer Corp.                                                     6.50%      10/1/2002 (2)           6,000          5,999
Corporacion Nacional del Cobre de Chile                        7.375%       5/1/2009 (2)          14,765         13,667
Embotelladora Andina SA                                         7.00%      10/1/2007               5,000          4,441
Gruma SA De CV                                                 7.625%     10/15/2007               2,550          2,280
Israel Electric Corp.                                           7.75%       3/1/2009 (2)          12,500         12,450
Kimberly-Clark de Mexico                                       8.875%       8/1/2009               4,090          4,070
Korea Development Bank                                         7.125%      9/17/2001               4,830          4,773
Korea Development Bank                                         7.375%      9/17/2004               5,000          4,809
Malaysia                                                        8.75%       6/1/2009              12,000         11,760
Oil Enterprises Ltd.                                           6.239%      6/30/2008 (1)(2)        7,354          7,052
PacifiCorp Australia LLC                                        6.15%      1/15/2008 (2)(4)       14,000         12,989
Pemex Finance Ltd.                                              6.55%      2/15/2008 (1)(2)        5,000          4,838
Pemex Finance Ltd.                                              9.69%      8/15/2009 (2)          25,000         24,800
Petro Geo-Services                                             6.625%      3/30/2008               5,000          4,677
Petroliam Nasional Berhad                                      7.125%     10/18/2006 (2)           8,500          7,539
Placer Dome, Inc.                                              7.125%      5/15/2003               5,000          4,864
Pohang Iron & Steel Co. Ltd.                                   6.625%       7/1/2003               5,400          5,097
Pohang Iron & Steel Co. Ltd.                                   7.125%      7/15/2004               2,200          2,086
Pohang Iron & Steel Co. Ltd.                                   7.125%      11/1/2006               5,445          5,043
Qantas Airways                                                  7.75%      6/15/2009              10,000         10,033
The State of Qatar                                              9.50%      5/21/2009 (2)           9,400          9,452
Swiss Bank Corp.                                                6.75%      7/15/2005               5,000          4,875
TPSA Finance BV                                                 7.75%     12/10/2008 (2)           8,000          7,563
Telefonica de Argentina                                        9.125%       5/7/2008               5,000          4,312
Telefonica de Argentina                                       11.875%      11/1/2004               5,000          5,150
TransCanada Pipelines                                          9.125%      4/20/2006               6,000          6,565
Union Bank of Switzerland (NY Branch)                           7.25%      7/15/2006               5,000          5,038
-----------------------------------------------------------------------------------------------------------------------
TOTAL FOREIGN BONDS
  (COST $224,751)                                                                                               218,332
-----------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                                                                    FACE         MARKET
                                                                            MATURITY              AMOUNT         VALUE*
INTERMEDIATE-TERM CORPORATE FUND                               COUPON           DATE               (000)          (000)
------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (2.3%)
------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government Obligations in a
  Pooled Cash Account                                           5.07%       8/2/1999            $ 11,890     $   11,890
Collateralized by U.S. Government Obligations in a
  Pooled Cash Account--Note I                                   5.10%       8/2/1999              19,976         19,976
------------------------------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (COST $31,866)                                                                                                 31,866
------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.4%)
  (COST $1,435,371)                                                                                           1,381,061
------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.4%)
------------------------------------------------------------------------------------------------------------------------
Other Assets--Note C                                                                                             31,299
Liabilities--Note I                                                                                             (37,056)
                                                                                                             -----------
                                                                                                                 (5,757)
------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
------------------------------------------------------------------------------------------------------------------------
Applicable to 146,847,036 outstanding $.001 par value shares of beneficial interest
  (unlimited authorization)                                                                                  $1,375,304
========================================================================================================================

NET ASSET VALUE PER SHARE                                                                                         $9.37
========================================================================================================================

*See Note A in Notes to Financial Statements.

(1) The average maturity is shorter than the final maturity shown due to scheduled interim principle payments.

(2) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 1999, the aggregate value of these securities was $241,350,000, representing 17.5% of net assets.

(3) Scheduled principal and interest payments are guaranteed by Municipal Bond Insurance Association.

(4) Scheduled principal and interest payments are guaranteed by Ambac Assurance Corporation.

------------------------------------------------------------------------------------------------------------------------
 AT JULY 31, 1999, NET ASSETS CONSISTED OF:
------------------------------------------------------------------------------------------------------------------------
                                                                                                       AMOUNT       PER
                                                                                                        (000)     SHARE
------------------------------------------------------------------------------------------------------------------------
 Paid in Capital                                                                                  $ 1,439,228    $ 9.81
 Undistributed Net Investment Income                                                                       --        --
 Accumulated Net Realized Losses                                                                       (9,614)     (.07)
 Unrealized Depreciation--Note H                                                                      (54,310)     (.37)
------------------------------------------------------------------------------------------------------------------------
 NET ASSETS                                                                                       $ 1,375,304    $ 9.37
========================================================================================================================

-----------------------------------------------------------------------------------------------------------------------
                                                                                                    FACE         MARKET
                                                                            MATURITY              AMOUNT         VALUE*
LONG-TERM TREASURY FUND                                        COUPON           DATE               (000)          (000)
-----------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (96.6%)
-----------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (84.8%)
U.S. Treasury Inflation-Indexed Note                           3.875%      1/15/2009            $ 13,661     $   13,481
U.S. Treasury Inflation-Indexed Note                           3.875%      4/15/2029              17,187         21,008
U.S. Treasury Bond                                              6.00%      2/15/2026                 650            625
U.S. Treasury Bond                                             6.125%     11/15/2027               3,900          3,819
U.S. Treasury Bond                                             6.375%      8/15/2027              45,750         46,212
U.S. Treasury Bond                                              6.50%     11/15/2026              71,075         72,868
U.S. Treasury Bond                                             6.625%      2/15/2027              57,650         60,082
U.S. Treasury Bond                                              6.75%      8/15/2026             102,600        108,412
U.S. Treasury Bond                                             6.875%      8/15/2025               6,850          7,328
U.S. Treasury Bond                                             7.125%      2/15/2023               4,450          4,867
U.S. Treasury Bond                                              7.50%     11/15/2016              32,100         35,812
U.S. Treasury Bond                                             7.875%      2/15/2021             183,552        215,204
U.S. Treasury Bond                                             8.125%      8/15/2019              93,865        112,051
U.S. Treasury Bond                                             8.125%      8/15/2021                 800            963
U.S. Treasury Bond                                             8.875%      8/15/2017             187,650        236,942
U.S. Treasury Bond                                             8.875%      2/15/2019             132,260        168,487
                                                                                                             ----------
                                                                                                              1,108,161
                                                                                                             ----------
AGENCY BONDS & NOTES (11.8%)
Federal Home Loan Bank                                          5.29%     12/15/2008              30,000         26,936
Federal Home Loan Bank                                          5.80%       9/2/2008             118,600        111,346
Federal Home Loan Bank                                         5.865%       9/2/2008               5,050          4,740
Federal Home Loan Bank                                         6.045%      5/13/2008              11,300         10,721
                                                                                                             ----------
                                                                                                                153,743
                                                                                                             ----------
-----------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
  (COST $1,246,936)                                                                                           1,261,904
-----------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (2.4%)
-----------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government Obligations in a
  Pooled Cash Account                                           5.07%       8/2/1999              13,618         13,618
Collateralized by U.S. Government Obligations in a
  Pooled Cash Account--Note I                                   5.10%       8/2/1999              18,045         18,045
-----------------------------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (COST $31,663)                                                                                                 31,663
-----------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.0%)
  (COST $1,278,599)                                                                                           1,293,567
-----------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (1.0%)
-----------------------------------------------------------------------------------------------------------------------
Other Assets--Note C                                                                                             40,889
Liabilities--Note I                                                                                             (27,906)
                                                                                                               --------
                                                                                                                 12,983
-----------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
-----------------------------------------------------------------------------------------------------------------------
Applicable to 129,463,058 outstanding $.001 par value shares of beneficial interest
  (unlimited authorization)                                                                                  $1,306,550
=======================================================================================================================

NET ASSET VALUE PER SHARE                                                                                        $10.09
=======================================================================================================================

*See Note A in Notes to Financial Statements.

-----------------------------------------------------------------------------------------------------------------------
 AT JULY 31, 1999, NET ASSETS CONSISTED OF:
-----------------------------------------------------------------------------------------------------------------------
                                                                                                  AMOUNT           PER
                                                                                                   (000)         SHARE
-----------------------------------------------------------------------------------------------------------------------
 Paid in Capital                                                                              $1,295,235      $10.00
 Undistributed Net Investment Income                                                                  --          --
 Overdistributed Net Realized Gain                                                                (3,653)       (.03)
 Unrealized Appreciation--Note H                                                                  14,968         .12
-----------------------------------------------------------------------------------------------------------------------
 NET ASSETS                                                                                   $1,306,550      $10.09
=======================================================================================================================

-----------------------------------------------------------------------------------------------------------------------
                                                                                                    FACE         MARKET
                                                                            MATURITY              AMOUNT         VALUE*
LONG-TERM CORPORATE FUND                                       COUPON           DATE               (000)          (000)
-----------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (77.5%)
-----------------------------------------------------------------------------------------------------------------------
FINANCE (21.5%)
Allstate Corp.                                                  6.75%      5/15/2018           $  20,000      $  18,445
Allstate Corp.                                                  7.50%      6/15/2013              10,000         10,094
Ambac, Inc.                                                     7.50%       5/1/2023              20,000         19,673
American Re Corp.                                               7.45%     12/15/2026              18,267         17,953
Associates Corp. of North America                               6.25%      11/1/2008              25,000         23,399
Banc One Corp.                                                  7.75%      7/15/2025              25,000         24,946
Bank of America Corp.                                           8.50%      1/15/2007              15,000         16,056
BankBoston Corp.                                               6.625%      12/1/2005              30,000         28,950
CIGNA Corp.                                                    7.875%      5/15/2027              25,000         24,985
Cincinnati Financial Corp.                                      6.90%      5/15/2028              20,000         18,548
Citicorp                                                       7.125%       9/1/2005              15,000         14,943
Citigroup, Inc.                                                6.625%      1/15/2028              25,000         22,048
Equitable Companies Inc.                                        7.00%       4/1/2028              25,000         22,854
Exxon Capital Corp.                                             6.00%       7/1/2005              10,000          9,722
Farmers Exchange Capital                                        7.05%      7/15/2028 (2)          30,000         26,501
Fifth Third Bancorp                                             6.75%      7/15/2005              20,000         19,501
First Chicago Corp.                                            6.375%      1/30/2009              15,000         14,063
First Union Corp.                                               6.00%     10/30/2008              10,000          9,130
Fleet Financial Group                                          6.875%      1/15/2028              25,000         22,373
General Electric Capital Corp.                                 8.125%      5/15/2012              42,000         45,354
General Electric Capital Services                               7.50%      8/21/2035              10,960         11,029
General Electric Global Insurance Holdings Corp.                7.00%      2/15/2026              50,000         47,144
General Re Corp.                                                9.00%      9/12/2009              15,000         17,194
John Hancock Mutual Life Insurance Co.                         7.375%      2/15/2024 (2)          50,000         48,762
Liberty Mutual Insurance Co.                                    8.50%      5/15/2025 (2)          35,000         36,309
Lumbermens Mutual Casualty Co.                                  9.15%       7/1/2026 (2)          15,110         15,415
MBIA Inc.                                                       7.00%     12/15/2025               7,550          7,078
Massachusetts Mutual Life                                       7.50%       3/1/2024 (2)           8,710          8,710
Massachusetts Mutual Life                                      7.625%     11/15/2023 (2)          15,970         16,191
Metropolitan Life Insurance Co.                                 7.80%      11/1/2025 (2)          35,000         35,589
National City Bank Pennsylvania                                 7.25%     10/21/2011              10,000          9,872
National City Corp.                                             7.20%      5/15/2005              10,000          9,949
NationsBank Corp.                                               7.75%      8/15/2004              15,000         15,387
NationsBank Corp.                                               7.75%      8/15/2015              10,000         10,092
Republic New York Corp.                                         9.70%       2/1/2009              10,000         11,557
SunTrust Banks                                                  6.00%      2/15/2026              20,000         18,763
Transamerica Corp.                                             9.375%       3/1/2008              10,000         11,367
Transamerica Financial Corp.                                   6.125%      11/1/2001              15,000         14,838
Travelers Property Casualty Corp.                               7.75%      4/15/2026              25,000         25,140
UNUM Corp.                                                      6.75%     12/15/2028              25,000         22,251
Wachovia Corp.                                                 6.605%      10/1/2025              30,000         29,453
Wachovia Corp.                                                  6.80%       6/1/2005              10,000          9,879
                                                                                                              ---------
                                                                                                                841,507
                                                                                                              ---------
INDUSTRIAL (45.0%)
  AEROSPACE & DEFENSE (1.5%)
  Lockheed Martin Corp.                                         7.65%       5/1/2016              35,000         34,512
  Raytheon Co.                                                  7.20%      8/15/2027              25,000         23,574

  AUTOMOTIVE (4.0%)
  Chrysler Corp.                                                7.45%       3/1/2027              25,000         24,828
  Eaton Corp.                                                   6.50%       6/1/2025              10,000          9,637
  Eaton Corp.                                                  7.625%       4/1/2024              15,000         14,958
  Ford Motor Co.                                                8.90%      1/15/2032              40,000         45,647
  General Motors Corp.                                          7.40%       9/1/2025              30,000         28,996
  General Motors Corp.                                          7.70%      4/15/2016              10,000         10,112
  General Motors Corp.                                          9.40%      7/15/2021              20,000         23,576

  BASIC INDUSTRIES (4.7%)
  Caterpillar Inc.                                             6.625%      7/15/2028              25,000         22,138
  Hubbell Inc.                                                 6.625%      10/1/2005              10,000          9,911

                                       22

-----------------------------------------------------------------------------------------------------------------------
                                                                                                    FACE         MARKET
                                                                            MATURITY              AMOUNT         VALUE*
                                                               COUPON           DATE               (000)          (000)
-----------------------------------------------------------------------------------------------------------------------
  Illinois Tool Works, Inc.                                     5.75%       3/1/2009           $  25,000      $  23,158
  Minnesota Mining & Manufacturing Corp.                       6.375%      2/15/2028              35,000         31,604
  Morton International, Inc.                                    9.25%       6/1/2020              10,000         11,554
  PPG Industries, Inc.                                         6.875%      2/15/2012              10,200          9,897
  PPG Industries, Inc.                                          9.00%       5/1/2021               9,750         11,365
  Parker-Hannifin Corp.                                         7.30%      5/15/2011              20,000         19,983
  USA Waste Services Inc.                                       7.00%      7/15/2028              25,000         21,823
  Vulcan Materials Co.                                          6.00%       4/1/2009              25,000         23,399

  BUILDING MATERIALS (0.6%)
  Georgia-Pacific Group                                         7.25%       6/1/2028              25,000         23,377

  CABLE (0.6%)
  Comcast Cable Communications                                  6.20%     11/15/2008              25,000         23,120

  CHEMICALS (3.2%)
  E.I. du Pont de Nemours & Co.                                 6.50%      1/15/2028              25,000         22,482
  E.I. du Pont de Nemours & Co.                                 6.75%       9/1/2007              25,000         24,755
  Ferro Corp.                                                  7.125%       4/1/2028              10,000          8,741
  Monsanto Co.                                                  6.75%     12/15/2027              25,000         22,122
  Monsanto Co.                                                 8.875%     12/15/2009              20,000         22,276
  Rohm & Haas Co.                                               7.85%      7/15/2029 (2)          25,000         25,173

  CONSUMER GOODS & SERVICES (5.8%)
  Bestfoods                                                    6.625%      4/15/2028              30,000         27,248
  CPC International, Inc.                                       7.25%     12/15/2026              30,000         29,476
  Coca Cola Enterprises                                         5.75%      11/1/2008              25,000         22,803
  The Walt Disney Co.                                           6.75%      3/30/2006              25,000         24,985
  Kimberly-Clark Corp.                                          6.25%      7/15/2018              25,000         22,710
  Procter & Gamble Co.                                          6.45%      1/15/2026              27,000         24,831
  Procter & Gamble Co.                                          8.50%      8/10/2009              10,000         11,291
  Procter & Gamble Co. ESOP                                     9.36%       1/1/2021              35,000         42,087
  Whirlpool Corp.                                               9.10%       2/1/2008              20,000         22,050

  ENERGY & RELATED GOODS & SERVICES (4.2%)
  Conoco Inc.                                                   6.35%      4/15/2009              25,000         23,767
  Mobil Corp.                                                  8.625%      8/15/2021              22,000         25,440
  Texaco Capital, Inc.                                         8.625%     11/15/2031              13,000         14,769
  Texaco Capital, Inc.                                          9.75%      3/15/2020              17,000         21,045
  USX Corp.                                                     6.85%       3/1/2008              45,000         43,064
  Ultramar Diamond Shamrock                                     7.20%     10/15/2017              20,000         18,660
  United Technologies Corp.                                    8.875%     11/15/2019              15,000         17,269

  FOOD & LODGING (1.0%)
  Joseph Seagram & Sons, Inc.                                   7.50%     12/15/2018              20,000         19,156
  Sysco Corp.                                                   6.50%       8/1/2028              22,000         19,845

  HEALTH CARE (3.5%)
  Baxter International, Inc.                                    7.65%       2/1/2027              25,000         25,003
  Bristol-Myers Squibb Co.                                      6.80%     11/15/2026              35,000         33,701
  Eli Lilly & Co.                                              7.125%       6/1/2025              50,000         49,275
  Merck & Co.                                                   6.30%       1/1/2026              30,000         26,960

  HOME BUILDING & REAL ESTATE (0.5%)
  Masco Corp.                                                  6.625%      4/15/2018              20,000         17,797

  MEDIA & ENTERTAINMENT (4.3%)
  New York Times Co.                                            8.25%      3/15/2025              30,000         31,522
  News America Holdings Inc.                                    8.00%     10/17/2016              30,000         29,585
  E.W. Scripps Co.                                             6.625%     10/15/2007              20,000         19,464
  Time Warner Inc.                                             6.625%      5/15/2029              25,000         21,644

-----------------------------------------------------------------------------------------------------------------------
                                                                                                    FACE         MARKET
                                                                            MATURITY              AMOUNT         VALUE*
LONG-TERM CORPORATE FUND                                      COUPON            DATE               (000)          (000)
-----------------------------------------------------------------------------------------------------------------------
  Tribune Co.                                                  6.875%      11/1/2006           $  20,000     $   19,858
  Washington Post Co.                                           5.50%      2/15/2009              50,000         45,628

  METAL (1.1%)
  Aluminum Co. of America                                       6.75%      1/15/2028              35,000         31,745
  Phelps Dodge Corp.                                           7.125%      11/1/2027              12,500         10,993

  PAPER (3.4%)
  Champion International Corp.                                  7.35%      11/1/2025              30,000         28,437
  International Paper Co.                                      6.875%      11/1/2023              10,000          9,171
  Mead Corp.                                                    7.35%       3/1/2017              10,350         10,102
  Tenneco Inc.                                                 7.625%      6/15/2017              20,000         19,020
  Tenneco Inc.                                                 7.875%      4/15/2027              15,000         14,390
  Westvaco Corp.                                                9.75%      6/15/2020              15,000         18,096
  Weyerhaeuser Co.                                              8.50%      1/15/2025              30,000         32,950

  TECHNOLOGY & RELATED (3.0%)
  International Business Machines Corp.                         7.00%     10/30/2025              50,000         48,371
  Lucent Technologies, Inc.                                     6.45%      3/15/2029              25,000         22,494
  Motorola, Inc.                                                7.50%      5/15/2025              45,000         44,594

  TELECOMMUNICATIONS (0.6%)
  AirTouch Communications, Inc.                                 6.35%       6/1/2005              25,000         24,030

  TRANSPORTATION (3.0%)
  Burlington Northern Santa Fe Corp.                           6.375%     12/15/2005              12,500         12,088
  Burlington Northern Santa Fe Corp.                           6.875%      12/1/2027              25,000         22,716
  CSX Corp.                                                     7.95%       5/1/2027              35,000         35,591
  Norfolk Southern Corp.                                        7.80%      5/15/2027              35,000         35,478
  Union Tank Car Co.                                           7.125%       2/1/2007              10,000          9,828
                                                                                                             ----------
                                                                                                              1,753,745
                                                                                                             ----------

UTILITIES (11.0%)

AT&T Corp.                                                      6.50%      3/15/2029              50,000         44,411
BellSouth Telecommunications                                    7.00%      10/1/2025              10,000          9,585
Cincinnati Bell, Inc.                                           6.30%      12/1/2028              25,000         21,645
Coastal Corp.                                                  9.625%      5/15/2012              15,000         17,508
Duke Energy Corp.                                               6.00%      12/1/2028              25,000         20,628
El Paso Natural Gas Co.                                         7.50%     11/15/2026              25,000         24,432
Florida Power Corp.                                             6.75%       2/1/2028              22,375         20,660
GTE California Inc.                                             6.70%       9/1/2009              25,000         24,447
GTE Southwest, Inc.                                             6.00%      1/15/2006              10,000          9,533
Indiana Bell Telephone Co., Inc.                                7.30%      8/15/2026              35,000         34,597
Michigan Bell Telephone Co.                                     7.85%      1/15/2022              25,000         26,225
New Jersey Bell Telephone Co.                                   8.00%       6/1/2022              25,000         26,640
Northern States Power Co.                                      7.125%       7/1/2025              30,000         29,395
Oklahoma Gas & Electric Co.                                     6.50%      4/15/2028              12,770         11,549
Pacific Bell                                                   7.125%      3/15/2026              15,000         14,524
PacifiCorp                                                     6.625%       6/1/2007              10,000          9,800
Sprint Capital Corp.                                           6.875%     11/15/2028              35,000         31,254
Tennessee Gas Pipeline Co.                                      7.50%       4/1/2017              25,000         24,878
Wisconsin Electric Power Co.                                    6.50%       6/1/2028              25,000         22,470
Wisconsin Power & Light                                         5.70%     10/15/2008               7,500          6,899
                                                                                                             ----------
                                                                                                                431,080
                                                                                                             ----------
-----------------------------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
  (COST $3,119,962)                                                                                           3,026,332
-----------------------------------------------------------------------------------------------------------------------
FOREIGN BONDS (U.S. DOLLAR-DENOMINATED)(1.3%)
-----------------------------------------------------------------------------------------------------------------------
Province of Manitoba                                           8.875%      9/15/2021              10,000         11,890
Province of Ontario                                             6.00%      2/21/2006              15,000         14,382

-----------------------------------------------------------------------------------------------------------------------
                                                                                                    FACE         MARKET
                                                                      MATURITY                    AMOUNT         VALUE*
                                                      COUPON              DATE                     (000)          (000)
-----------------------------------------------------------------------------------------------------------------------
Province of Saskatchewan                               8.50%         7/15/2022                  $ 10,000     $   11,315
Talisman Energy, Inc.                                 7.125%          6/1/2007                    15,000         14,439
-----------------------------------------------------------------------------------------------------------------------
TOTAL FOREIGN BONDS
  (COST $53,102)                                                                                                 52,026
-----------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (14.1%)
-----------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (0.6%)
U.S. Treasury Bond                                     5.50%         8/15/2028                    25,000         22,531
                                                                                                             ----------

AGENCY BONDS & NOTES (4.3%)
Federal Home Loan Bank                                5.125%         9/15/2003                    50,000         47,718
Federal Home Loan Mortgage Corp.                       5.75%         7/15/2003                    25,000         24,438
Federal National Mortgage Assn.                        5.75%         6/15/2005                   100,000         96,611
                                                                                                             ----------
                                                                                                                168,767
                                                                                                             ----------
MORTGAGE-BACKED SECURITIES (9.2%)
Federal National Mortgage Assn.                       5.735%                    1/1/2009 (1)      14,916         14,151
Federal National Mortgage Assn.                       15.50%                   10/1/2012 (1)           5              5
Government National Mortgage Assn.                     6.00%         5/15/2028-3/15/2029 (1)     296,585        273,468
Government National Mortgage Assn.                     6.50%         5/15/2026-1/15/2029 (1)      73,842         70,153
                                                                                                             ----------
                                                                                                                357,777
                                                                                                             ----------
-----------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
  (COST $586,049)                                                                                               549,075
-----------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (6.5%)
-----------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government Obligations in a
  Pooled Cash Account                                  5.07%          8/2/1999                   246,032        246,032
Collateralized by U.S. Government Obligations in a
  Pooled Cash Account--Note I                          5.10%          8/2/1999                     9,191          9,191
-----------------------------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (COST $255,223)                                                                                               255,223
-----------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.4%)
  (COST $4,014,336)                                                                                           3,882,656
-----------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.6%)
-----------------------------------------------------------------------------------------------------------------------
Other Assets--Note C                                                                                             63,387
Liabilities--Note I                                                                                             (40,628)
                                                                                                              ---------
                                                                                                                 22,759
-----------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
-----------------------------------------------------------------------------------------------------------------------
Applicable to 466,857,055 outstanding $.001 par value shares of beneficial interest
  (unlimited authorization)                                                                                  $3,905,415
=======================================================================================================================

NET ASSET VALUE PER SHARE                                                                                         $8.37
=======================================================================================================================

*See Note A in Notes to Financial Statements.

(1) The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.

(2) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 1999, the aggregate value of these securities was $212,650,000, representing 5.4% of net assets.

----------------------------------------------------------------------------------------------------------------------
 AT JULY 31, 1999, NET ASSETS CONSISTED OF:
----------------------------------------------------------------------------------------------------------------------
                                                                                 AMOUNT                            PER
                                                                                 (000)                           SHARE
----------------------------------------------------------------------------------------------------------------------
 Paid in Capital                                                                $  4,038,281                $    8.65
 Undistributed Net Investment Income                                                      --                       --
 Accumulated Net Realized Losses                                                      (1,186)                      --
 Unrealized Depreciation--Note H                                                    (131,680)                    (.28)
----------------------------------------------------------------------------------------------------------------------
 NET ASSETS                                                                     $  3,905,415                $    8.37
======================================================================================================================

-----------------------------------------------------------------------------------------------------------------------
                                                                                                    FACE         MARKET
                                                                            MATURITY              AMOUNT         VALUE*
HIGH-YIELD CORPORATE FUND                                      COUPON           DATE               (000)          (000)
-----------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (91.8%)
-----------------------------------------------------------------------------------------------------------------------
FINANCE (3.3%)
Bank United Corp.                                               8.00%      3/15/2009           $  15,000      $  14,268
Bank United Corp.                                              8.875%       5/1/2007              30,000         29,366
Chevy Chase Savings Bank                                        9.25%      12/1/2008              15,000         15,262
FirstFed Financial Corp.                                       11.75%      10/1/2004               5,000          5,100
Imperial Credit Industries, Inc.                               9.875%      1/15/2007              20,000         15,600
Navistar Financial Corp.                                        9.00%       6/1/2002              15,000         15,300
Olympic Financial Ltd.                                         11.50%      3/15/2007              22,160         19,279
SCG Holding Corp.                                              12.00%       8/1/2009 (1)          44,975         45,537
Western Financial Savings Bank                                  8.50%       7/1/2003              17,000         15,640
Western Financial Savings Bank                                 8.875%       8/1/2007              20,000         17,200
                                                                                                              ---------
                                                                                                                192,552
                                                                                                              ---------
INDUSTRIAL (80.8%)
  AEROSPACE & DEFENSE (2.3%)
  Argo-Tech Corp.                                              8.625%      10/1/2007              16,000         14,480
  Crown Castle International Corp.                              9.50%       8/1/2011 (1)          18,750         17,812
  K & F Industries, Inc.                                        9.25%     10/15/2007              27,000         26,595
  L-3 Communications Corp.                                      8.50%      5/15/2008               8,425          8,299
  L-3 Communications Corp.                                    10.375%       5/1/2007              20,000         21,000
  Newport News Shipbuilding Inc.                               8.625%      12/1/2006              25,000         25,625
  Newport News Shipbuilding Inc.                                9.25%      12/1/2006              20,000         20,700

  AUTOMOTIVE (4.5%)
  Accuride Corp.                                                9.25%       2/1/2008              20,000         19,500
  Delco Remy International Inc.                               10.625%       8/1/2006              10,000         10,400
  Dura Operating Corp.                                          9.00%       5/1/2009 (1)          10,000          9,575
  Federal-Mogul Corp.                                           7.75%       7/1/2006              54,810         52,091
  Federal-Mogul Corp.                                           8.80%      4/15/2007              18,750         18,944
  Hayes Wheels International, Inc.                             9.125%      7/15/2007              30,000         29,700
  Hayes Wheels International, Inc.                             11.00%      7/15/2006              15,000         16,050
  Johnstown America Industries, Inc.                           11.75%      8/15/2005              27,000         27,945
  LDM Technologies Inc.                                        10.75%      1/15/2007               8,000          7,920
  Lear Corp.                                                    7.96%      5/15/2005 (1)          25,000         24,272
  Lear Corp.                                                    9.50%      7/15/2006              20,000         20,700
  Navistar International Corp.                                  8.00%       2/1/2008              25,000         24,750

  BUILDING MATERIALS (2.3%)
  American Standard Cos. Inc.                                  7.375%       2/1/2008              50,000         46,562
  American Standard Cos. Inc.                                  7.625%      2/15/2010              41,250         38,569
  Falcon Building Products, Inc.                                9.50%      6/15/2007              21,750         20,663
  Nortek, Inc.                                                 8.875%       8/1/2008 (1)           8,000          7,860
  Nortek, Inc.                                                  9.25%      3/15/2007              17,500         17,456

  CABLE (10.1%)
  Adelphia Communications Corp.                                 7.75%      1/15/2009              27,000         24,570
  Adelphia Communications Corp.                                8.375%       2/1/2008              22,500         21,262
  Bresnan Communications Group                                  8.00%       2/1/2009 (1)          23,000         22,885
  CSC Holdings, Inc.                                          7.875%       12/15/2007             30,000        29,309
  CSC Holdings, Inc.                                           8.125%      7/15/2009 (1)          25,000         24,740
  CSC Holdings, Inc.                                           8.125%      8/15/2009              25,000         24,500
  CSC Holdings, Inc.                                            9.25%      11/1/2005              30,000         30,750
  CSC Holdings, Inc.                                           9.875%      2/15/2013              15,000         15,825
  Century Communications Inc.                                  8.875%      1/15/2007              14,970         14,783
  Charter Communications Holdings LLC                          8.625%       4/1/2009 (1)          50,000         47,875
  Classic Cable Inc.                                           9.375%       8/1/2009 (1)          15,000         14,850
  Classic Cable Inc.                                           9.875%       8/1/2008 (1)          12,425         12,611
  Comcast Corp.                                                9.125%     10/15/2006              25,000         26,313
  Comcast Corp.                                                9.375%      5/15/2005              24,000         25,560
  Comcast Corp.                                               10.625%      7/15/2012              25,000         30,938

-----------------------------------------------------------------------------------------------------------------------
                                                                                                    FACE         MARKET
                                                                            MATURITY              AMOUNT         VALUE*
                                                               COUPON           DATE               (000)          (000)
-----------------------------------------------------------------------------------------------------------------------
  Falcon Holdings Group LP                                     8.375%      4/15/2010           $  20,000      $  19,600
  Jones Intercable Inc.                                        7.625%      4/15/2008              20,000         20,054
  Lenfest Communications, Inc.                                 8.375%      11/1/2005              73,500         76,348
  Rifkin Acquisition Partners LLP                             11.125%      1/15/2006              15,000         16,444
  Rogers Cablesystem Ltd.                                      9.625%       8/1/2002              13,780         14,297
  USA Networks Inc.                                             6.75%     11/15/2005              75,000         71,345

  CHEMICALS (3.0%)
  ARCO Chemical Co.                                             9.80%       2/1/2020              20,000         19,571
  Acetex Corp.                                                  9.75%      10/1/2003              20,000         18,000
  Buckeye Cellulose Corp.                                       8.50%     12/15/2005              15,000         15,037
  Huntsman Corp.                                                9.50%       7/1/2007 (1)          17,000         16,065
  Lilly Industries, Inc.                                        7.75%      12/1/2007              15,000         14,379
  Lyondell Chemical Co.                                        9.625%       5/1/2007 (1)          50,000         51,250
  PCI Chemical Canada, Inc.                                     9.25%     10/15/2007              22,500         17,325
  Pioneer Americas Acquisition Corp.                            9.25%      6/15/2007              20,000         15,800
  Sovereign Specialty Chemicals, Inc.                           9.50%       8/1/2007               8,000          7,980

  CONSUMER GOODS & SERVICES (0.9%)
  Revlon Consumer Products                                     8.625%       2/1/2008              12,000         10,080
  Scotts Co.                                                   8.625%      1/15/2009 (1)          20,000         19,700
  Sealy Mattress, Inc.                                         9.875%     12/15/2007              11,770         11,564
  True Temper Sports, Inc.                                    10.875%      12/1/2008 (1)          15,000         13,500

  CONTAINERS (1.8%)
  BWAY Corp.                                                   10.25%      4/15/2007              15,000         15,450
  Owens-Illinois, Inc.                                          7.85%      5/15/2004              15,000         14,841
  Owens-Illinois, Inc.                                          8.10%      5/15/2007              35,000         34,482
  Silgan Holding Inc.                                           9.00%       6/1/2009              41,000         39,975

  ENERGY & RELATED GOODS & SERVICES (5.1%)
  AmeriGas Partners, LP Series B                              10.125%      4/15/2007              10,000         10,250
  Clark Refining & Marketing, Inc.                             8.375%     11/15/2007              15,000         13,500
  Cross Timbers Oil Co.                                         8.75%      11/1/2009              25,000         23,625
  Cross Timbers Oil Co.                                         9.25%       4/1/2007              16,500         16,129
  Energy Corp. of America                                       9.50%      5/15/2007              30,000         27,300
  Newfield Exploration Co.                                      7.45%     10/15/2007              15,000         13,948
  Newpark Resources, Inc.                                      8.625%     12/15/2007              15,000         14,325
  Oryx Energy Co.                                               8.00%     10/15/2003              10,000         10,314
  Oryx Energy Co.                                              8.125%     10/15/2005              22,500         23,294
  P & L Coal Holdings Corp.                                    8.875%      5/15/2008              40,000         39,400
  Plains Resources, Inc.                                       10.25%      3/15/2006              17,000         17,425
  Pride Petroleum Services, Inc.                               9.375%       5/1/2007              32,000         32,080
  RBF Finance Co.                                              11.00%      3/15/2006              30,000         31,125
  Tesoro Petroleum Corp.                                        9.00%       7/1/2008              10,000          9,850
  Tuboscope Inc.                                                7.50%      2/15/2008              15,000         13,028

  FOOD & LODGING (1.5%)
  Aurora Foods Inc.                                             8.75%       7/1/2008               6,895          6,757
  B & G Foods, Inc.                                            9.625%       8/1/2007              10,000          9,450
  Nash Finch Co.                                                8.50%       5/1/2008              18,000         16,110
  New World Pasta Co.                                           9.25%      2/15/2009 (1)          16,000         15,520
  Purina Mills Inc.                                             9.00%      3/15/2010              25,000         12,500
  Tricon Global Restaurants, Inc.                               7.65%      5/15/2008              25,000         24,361

  GENERAL INDUSTRIAL (4.6%)
  Allied Waste North America Inc.                              7.625%       1/1/2006              25,000         23,250
  Anchor Glass Container Corp.                                 11.25%       4/1/2005               8,000          8,080
  Cincinnati Milacron, Inc.                                    8.375%      3/15/2004              11,500         11,320
  Consumers International                                      10.25%       4/1/2005              19,305         20,270

-----------------------------------------------------------------------------------------------------------------------
                                                                                                    FACE         MARKET
                                                                            MATURITY              AMOUNT         VALUE*
HIGH-YIELD CORPORATE FUND                                      COUPON           DATE               (000)          (000)
-----------------------------------------------------------------------------------------------------------------------
  Grove Worldwide LLC                                           9.25%       5/1/2008           $  30,000       $ 19,650
  Henry Co.                                                    10.00%      4/15/2008              10,000          8,350
  Idex Corp.                                                   6.875%      2/15/2008              22,500         20,313
  International Wire Group                                     11.75%       6/1/2005              15,000         15,600
  Mastec, Inc.                                                  7.75%       2/1/2008              30,000         28,800
  Neenah Corp.                                                11.125%       5/1/2007              25,170         24,671
  Numatics Inc.                                                9.625%       4/1/2008              16,500         14,190
  Park-Ohio Industries, Inc.                                    9.25%      12/1/2007              22,500         21,713
  Roller Bearing Co. of America Inc.                           9.625%      6/15/2007              10,000          9,500
  Royster-Clark Inc.                                           10.25%       4/1/2009 (1)          15,000         14,738
  Scotsman Group Inc.                                          8.625%     12/15/2007               8,260          9,045
  Terex Corp.                                                  8.875%       4/1/2008              17,500         16,625

  HEALTH CARE (4.8%)
  Beverly Enterprises Inc.                                      9.00%      2/15/2006              18,000         17,370
  Columbia/HCA Healthcare Corp.                                 6.91%      6/15/2005              25,000         22,630
  Columbia/HCA Healthcare Corp.                                 7.00%       7/1/2007              30,000         26,717
  Columbia/HCA Healthcare Corp.                                 7.25%      5/20/2008              30,000         26,919
  Integrated Health Services, Inc.                              9.50%      9/15/2007              30,000         19,050
  Kinetic Concepts, Inc.                                       9.625%      11/1/2007               9,615          8,269
  Leiner Health Products, Inc.                                 9.625%       7/1/2007              11,125         10,513
  Lifepoint Hospitals Holdings Corp.                           10.75%      5/15/2009 (1)           6,400          6,480
  Owens & Minor, Inc.                                         10.875%       6/1/2006              14,075         14,779
  Tenet Healthcare Corp.                                       8.125%      12/1/2008              70,000         65,450
  Tenet Healthcare Corp.                                       8.625%      1/15/2007              40,000         39,200
  Triad Hospitals Holdings, Inc.                               11.00%      5/15/2009 (1)          20,785         20,941

  HOME BUILDING & REAL ESTATE (1.7%)
  CapStar Hotel Co.                                             8.75%      8/15/2007              20,000         18,750
  Kaufman & Broad Home Corp.                                    7.75%     10/15/2004              26,250         25,200
  Standard Pacific Corp.                                        8.00%      2/15/2008              15,000         13,875
  Standard Pacific Corp.                                        8.50%      6/15/2007              15,000         14,550
  Toll Corp.                                                    7.75%      9/15/2007              15,000         13,950
  Del E. Webb Corp.                                            10.25%      2/15/2010              15,000         14,756

  MEDIA & ENTERTAINMENT (11.5%)
  AMC Entertainment Inc.                                        9.50%       2/1/2011              20,000         18,375
  American Media Operation Inc.                                10.25%       5/1/2009 (1)           5,065          5,065
  Big Flower Press Holdings                                    8.625%      12/1/2008              13,235         12,639
  Big Flower Press Holdings                                    8.875%       7/1/2007              15,000         14,625
  CBS Corp.                                                     7.15%      5/20/2005              75,000         74,027
  Chancellor Media Corp.                                       8.125%     12/15/2007              20,000         19,400
  Chancellor Media Corp.                                       9.375%      10/1/2004              15,000         15,150
  Citadel Broadcasting Co.                                      9.25%     11/15/2008              12,250         12,342
  EchoStar DBS Corp.                                           9.375%       2/1/2009 (1)         100,000        100,000
  Emmis Communications Corp.                                   8.125%      3/15/2009              30,000         28,350
  Fox/Liberty Networks LLC                                     8.875%      8/15/2007              70,000         72,625
  JCAC, Inc.                                                  10.125%      6/15/2006               8,350          9,122
  Lin Television Corp.                                         8.375%       3/1/2008              33,000         31,845
  Loews Cineplex Entertainment                                 8.875%       8/1/2008              40,000         37,000
  Mail-Well Corp.                                               8.75%     12/15/2008              19,125         18,456
  Outdoor Systems Inc.                                         9.375%     10/15/2006              10,000         10,575
  PRIMEDIA, Inc.                                               7.625%       4/1/2008              20,000         18,900
  RCN Corp.                                                    10.00%     10/15/2007              30,000         29,100
  TV Guide Inc.                                                8.125%       3/1/2009 (1)          55,000         51,975
  Von Hoffman Press Inc.                                      10.375%      5/15/2007 (1)          12,095         12,004
  World Color Press, Inc.                                       7.75%      2/15/2009              20,000         19,950
  World Color Press, Inc.                                      8.375%     11/15/2008              45,000         45,450
  Young Broadcasting Inc.                                       9.00%      1/15/2006              10,000          9,750

-----------------------------------------------------------------------------------------------------------------------
                                                                                                    FACE         MARKET
                                                                            MATURITY              AMOUNT         VALUE*
                                                               COUPON           DATE               (000)          (000)
-----------------------------------------------------------------------------------------------------------------------
  METAL (3.5%)
  AK Steel Corp.                                               7.875%      2/15/2009 (1)       $  25,000      $  24,375
  AK Steel Corp.                                               9.125%     12/15/2006              55,000         56,925
  AmeriSteel Corp.                                              8.75%      4/15/2008              10,000          9,900
  Armco, Inc.                                                   9.00%      9/15/2007              20,000         20,450
  Bethlehem Steel Corp.                                       10.375%       9/1/2003              10,500         10,815
  LTV Corp.                                                     8.20%      9/15/2007              37,000         35,335
  National Steel Corp.                                         9.875%       3/1/2009              13,000         13,260
  Ryerson Tull, Inc.                                           9.125%      7/15/2006              11,960         12,498
  Weirton Steel Corp.                                          10.75%       6/1/2005              12,500         12,000
  Wells Aluminum Corp.                                        10.125%       6/1/2005              10,500         10,238

  PAPER & PACKAGING (5.7%)
  Ball Corp.                                                    7.75%       8/1/2006              35,000         34,562
  Ball Corp.                                                    8.25%       8/1/2008              15,000         14,850
  Boise Cascade Co.                                             9.45%      11/1/2009              15,000         16,269
  Buckeye Technologies, Inc.                                    8.00%     10/15/2010              12,460         11,962
  Container Corp. of America                                    9.75%       4/1/2003              50,000         52,000
  Doman Industries, Ltd.                                        8.75%      3/15/2004              30,000         20,400
  Domtar Inc.                                                   8.75%       8/1/2006              15,000         15,300
  Domtar Inc.                                                   9.50%       8/1/2016              18,750         19,688
  Fonda Group Inc.                                              9.50%       3/1/2007              15,000         12,900
  NoramPac Inc.                                                 9.50%       2/1/2008              10,000         10,150
  Owens-Illinois Inc.                                           7.35%      5/15/2008              35,000         32,765
  Packaging Corp. of America                                   9.625%       4/1/2009 (1)          20,000         20,350
  Paperboard Industries International Inc.                     8.375%      9/15/2007              18,750         17,438
  Repap New Brunswick, Inc.                                     9.00%       6/1/2004              11,860         11,386
  Tembec Finance Corp.                                         9.875%      9/30/2005               8,325          8,616
  Tembec Industries Inc.                                       8.625%      6/30/2009               4,610          4,529
  U.S. Timberlands LLC                                         9.625%     11/15/2007              30,000         30,000

  RETAIL (0.2%)
  Boise Cascade Office Products Corp.                           7.05%      5/15/2005              14,490         13,760

  TECHNOLOGY & RELATED (6.6%)
  Advanced Micro Devices, Inc.                                 11.00%       8/1/2003              22,520         21,844
  Amphenol Corp.                                               9.875%      5/15/2007              15,000         15,150
  Beckman Instruments, Inc.                                     7.45%       3/4/2008              30,000         28,228
  Fairchild Semiconductor Corp.                               10.125%      3/15/2007              22,275         21,607
  Fisher Scientific International Inc.                          9.00%       2/1/2008              60,000         57,000
  Iron Mountain, Inc.                                           8.25%       7/1/2011 (1)          15,000         14,100
  Iron Mountain, Inc.                                           8.75%      9/30/2009              37,500         36,375
  Iron Mountain, Inc.                                         10.125%      10/1/2006              16,500         17,408
  Pierce Leahy Corp.                                           9.125%      7/15/2007              15,000         14,850
  PSINet Inc.                                                  10.00%      2/15/2005              80,000         77,400
  Telecommunication Techniques Co.                              9.75%      5/15/2008              24,000         23,160
  Unisys Corp.                                                 7.875%       4/1/2008              30,000         30,225
  Wesco Distribution Inc.                                      9.125%       6/1/2008              25,000         24,250

  TELECOMMUNICATIONS (9.6%)
  Crown Castle International Corp.                              9.00%      5/15/2011              25,000         24,000
  Flag Limited Inc.                                             8.25%      1/30/2008              45,000         41,288
  GCI, Inc.                                                     9.75%       8/1/2007              20,000         19,500
  ITC DeltaCom, Inc.                                           8.875%       3/1/2008              22,000         21,890
  ITC DeltaCom, Inc.                                            9.75%     11/15/2008              10,405         10,769
  ITC DeltaCom, Inc.                                           11.00%       6/1/2007               8,781          9,352
  Intermedia Communications Inc.                                8.50%      1/15/2008              45,000         40,950
  Intermedia Communications Inc.                               8.875%      11/1/2007              15,000         13,913
  Level 3 Communications, Inc.                                 9.125%       5/1/2008              75,000         71,250
  MJD Communications Inc.                                       9.50%       5/1/2008              12,000         11,880

-----------------------------------------------------------------------------------------------------------------------
                                                                                                    FACE         MARKET
                                                                            MATURITY              AMOUNT         VALUE*
HIGH-YIELD CORPORATE FUND                                      COUPON           DATE               (000)          (000)
-----------------------------------------------------------------------------------------------------------------------
  McLeodUSA Inc.                                               8.125%      2/15/2009           $   7,250      $   6,529
  McLeodUSA Inc.                                               8.375%      3/15/2008              15,000         13,950
  McLeodUSA Inc.                                                9.25%      7/15/2007              15,000         14,475
  Nextel Communications Inc.                                   12.00%      11/1/2008              35,000         39,375
  NEXTLINK Communications, Inc.                                10.75%     11/15/2008              25,000         25,250
  NEXTLINK Communications, Inc.                                10.75%       6/1/2009              21,000         21,210
  Paging Network, Inc.                                         8.875%       2/1/2006              12,000          9,360
  Paging Network, Inc.                                        10.125%       8/1/2007              35,000         27,650
  Qwest Communications International Inc.                       7.50%      11/1/2008              93,000         91,140
  Rogers Cantel, Inc.                                           8.30%      10/1/2007              27,500         27,431
  Verio Inc.                                                   11.25%      12/1/2008              15,125         15,446

  TEXTILES & RELATED (0.7%)
  Westpoint Stevens Inc.                                       7.875%      6/15/2005              40,000         39,100

  TRANSPORTATION (0.4%)
  Budget Group Inc.                                            9.125%       4/1/2006              25,000         22,500
                                                                                                              ---------
                                                                                                              4,692,382
UTILITIES (7.7%)                                                                                              ---------

AES Corp.                                                      8.375%      8/15/2007              30,000         28,275
AES Corp.                                                       8.50%      11/1/2007              24,000         22,680
AES Corp.                                                       9.50%       6/1/2009              25,000         25,687
CMS Energy Corp.                                                7.50%      1/15/2009              26,000         23,923
CMS Energy Corp.                                               7.625%     11/15/2004              18,000         17,502
CMS Energy Corp.                                               8.125%      5/15/2002              30,000         30,368
Caithness Coso Fund Corp.                                       9.05%     12/15/2009 (1)          15,000         14,850
CalEnergy Co., Inc.                                             7.52%      9/15/2008              17,000         16,845
Calpine Corp.                                                  7.625%      4/15/2006              25,000         23,812
Calpine Corp.                                                  7.875%       4/1/2008              36,380         34,743
Cleveland Electric Illuminating Co.                            7.43%       11/1/2009              17,500         17,338
El Paso Electric Co.                                            8.25%       2/1/2003              15,000         15,457
El Paso Electric Co.                                            8.90%       2/1/2006              23,000         24,559
El Paso Electric Co.                                            9.40%       5/1/2011              28,000         30,643
Midland Funding II                                             11.75%      7/23/2005              25,000         28,647
Niagara Mohawk Power Corp.                                      7.75%      10/1/2008              60,000         60,817
Public Service Co. of New Mexico                                7.50%       8/1/2018              20,000         18,757
Texas-New Mexico Power Co.                                     10.75%      9/15/2003              14,000         14,578
                                                                                                              ---------
                                                                                                                449,481
                                                                                                              ---------
-----------------------------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
  (COST $5,539,541)                                                                                           5,334,415
-----------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (5.3%)
-----------------------------------------------------------------------------------------------------------------------
U.S. Treasury Note                                              5.75%      8/15/2003              85,000         84,593
U.S. Treasury Note                                              6.50%      5/31/2001              35,000         35,519
U.S. Treasury Note                                              6.50%      5/31/2002              85,000         86,627
U.S. Treasury Note                                              6.50%      8/15/2005             100,000        102,379
-----------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
  (COST $315,427)                                                                                               309,118
-----------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (2.5%)
-----------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government Obligations in a
  Pooled Cash Account                                           5.07%       8/2/1999             105,863        105,863
Collateralized by U.S. Government Obligations in a
  Pooled Cash Account --Note I                                  5.10%       8/2/1999              37,200         37,200
-----------------------------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (COST $143,063)                                                                                               143,063
-----------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.6%)
  (COST $5,998,031)                                                                                           5,786,596
-----------------------------------------------------------------------------------------------------------------------

                                       30

-----------------------------------------------------------------------------------------------------------------------
                                                                                                                 MARKET
                                                                                                                 VALUE*
                                                                                                                  (000)
-----------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.4%)
Other Assets--Note C                                                                                            149,466
                                                                                                             ----------
Liabilities--Note I                                                                                           (126,178)
                                                                                                             ----------
                                                                                                                 23,288
-----------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
-----------------------------------------------------------------------------------------------------------------------
Applicable to 771,040,137 outstanding $.001 par value shares of beneficial interest
  (unlimited authorization)                                                                                  $5,809,884
=======================================================================================================================

NET ASSET VALUE PER SHARE                                                                                         $7.54
=======================================================================================================================

*See Note A in Notes to Financial Statements.

(1)Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 1999, the aggregate value of these securities was $628,930,000, representing 10.8% of net assets.

----------------------------------------------------------------------------------------------------------------------
AT JULY 31, 1999, NET ASSETS CONSISTED OF:
----------------------------------------------------------------------------------------------------------------------
                                                                                       AMOUNT                      PER
                                                                                        (000)                    SHARE
----------------------------------------------------------------------------------------------------------------------
 Paid in Capital                                                                   $6,089,504                  $ 7.90
 Undistributed Net Investment Income                                                       --                      --
 Accumulated Net Realized Losses                                                      (68,185)                   (.09)
 Unrealized Depreciation--Note H                                                     (211,435)                   (.27)
----------------------------------------------------------------------------------------------------------------------
 NET ASSETS                                                                        $5,809,884                  $ 7.54
======================================================================================================================

                                F282-09/21/1999